As filed with the Securities and Exchange Commission on April 2, 2012

File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER THE

SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN ENERGY MLP TOTAL RETURN FUND

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (800) 257-8787

Kevin J. McCarthy

Vice President and Secretary

Nuveen Investments

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered(1)	Proposed Maximum Offering Price Per Unit(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Shares, $.01 Par Value Per Share	50,000 Shares	$18.09(2)	$904,500(2)	$103.66

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Net asset value per share of common shares on March 27, 2012.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, action pursuant to said Section 8(a), may determine.

IMPORTANT NOTICE TO SHAREHOLDERS OF

NUVEEN ENERGY MLP TOTAL RETURN FUND (JMF)

AND

MLP & STRATEGIC EQUITY FUND INC. (MTP)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

[                    ], 2012

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.	Why am I receiving this Joint Proxy Statement/Prospectus?

A.	You are receiving this Joint Proxy Statement/Prospectus in connection with the annual shareholder meetings of the Funds. The following proposals will be considered:

—	the election of members of the Board of Directors or Board of Trustees, as applicable, for each Fund (the list of specific nominees is contained in the enclosed Joint Proxy Statement/Prospectus); and

—	the reorganization of MLP & Strategic Equity Fund Inc. into Nuveen Energy MLP Total Return Fund.

Proposal Regarding the Reorganization

Q.	What actions have each Fund’s Board of Directors or Board of Trustees, as applicable, approved?

A.	Each Fund’s Board of Directors or Board of Trustees (each, a “Board”), as applicable, has approved a proposal to merge MLP & Strategic Equity Fund Inc. (the “Acquired Fund”) into Nuveen Energy MLP Total Return Fund (the “Acquiring Fund”) (the “Reorganization”).

Q.	Why has the Board recommended this proposal?

A.	The Acquiring Fund and the Acquired Fund have similar investment objectives and policies, and similar portfolio compositions. The Funds are managed by the same subadviser and portfolio managers. The proposed Reorganization is intended to result in lower operating expenses (excluding costs of leverage) as a result of the larger size of the combined fund and to enhance the secondary trading market for common shares of the Funds. The Board has determined that the proposed Reorganization would be in the best interests of each Fund.

Q.	What are the potential benefits of the Reorganization?

A.	The investment adviser to the Funds and the Board believe that the proposed Reorganization is expected to offer the following potential benefits:

—

Lower fees and operating expenses per common share (excluding costs of leverage) from greater economies of scale as the combined fund’s size results in a lower effective management fee rate and allows fixed operating expenses to be spread over a larger asset base.

—

Improved secondary market trading as the combined fund’s greater market liquidity may lead to narrower bid-ask spreads and smaller trade-to-trade price movements, and higher common share net earnings and enhanced total returns over time may lead to higher common share market prices relative to net asset value.

—	Greater investment flexibility as a result of the larger assets of the combined fund and the use of a leveraged investment strategy.

Q.	Will the Reorganization impact Fund distributions to common shareholders?

A.	The Reorganization is not expected to adversely impact the current distribution rate to common shareholders of the Acquiring Fund. The distribution rate of the Acquiring Fund is higher than the distribution rate of the Acquired Fund due, in part, to the increased common net earnings from the Acquiring Fund’s leveraged investment strategy. A higher distribution rate could also result from lower fees and operating expenses.

Q.	Do the Funds have similar investment objectives and policies?

A.	Yes. The Funds have similar investment objectives, policies and risks but there are some differences. The Funds’ investment adviser is Nuveen Fund Advisors, Inc., a wholly-owned subsidiary of Nuveen Investments, Inc. Both Funds are managed by FAMCO MLP, a division of Advisory Research Inc. (“FAMCO MLP” or “Subadviser”), a registered investment advisor and wholly-owned subsidiary of Piper Jaffray Companies. In 2012, the FAMCO MLP team and its business was transferred from Fiduciary Asset Management Inc. to its affiliated investment adviser, Advisory Research Inc. James J. Cunnane Jr., CFA, chief investment officer at FAMCO MLP, and Quinn T. Kiley, senior portfolio manager, co-manage both Funds. Each Fund invests its assets primarily in master limited partnerships (“MLPs”) in the energy sector. The Acquired Fund focuses on MLPs operating in the energy infrastructure sector of the market.

The Acquiring Fund is a non-diversified fund, while the Acquired Fund is a diversified fund. The Acquiring Fund currently uses leverage in the form of debt borrowings, while the Acquired Fund does not engage in leverage. The Acquired Fund is subject to certain investment restrictions that are not applicable to the Acquiring Fund, which are discussed in the enclosed Joint Proxy Statement/Prospectus.

Q.	What specific proposals will I be asked to vote on in connection with the proposed Reorganization?

A.	Shareholders of the Acquired Fund will be asked to vote on an Agreement and Plan of Reorganization. Shareholders of the Acquiring Fund will be asked to vote on the issuance of common shares in connection with the Reorganization. In each case, common shareholders will vote as a single class with respect to their Fund.

Q.	Will shareholders of the Acquired Fund receive new shares in exchange for their current shares?

A.	Yes. Upon the closing of the Reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. The Acquired Fund will then be liquidated, dissolved and terminated in accordance with applicable law.

Acquired Fund shareholders will become shareholders of the Acquiring Fund. Holders of common shares of the Acquired Fund will receive newly issued common shares of the Acquiring Fund, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares.

Current shareholders of the Acquiring Fund will remain shareholders of the Acquiring Fund.

Q.	Does the Reorganization constitute a taxable event for the Acquired Fund shareholders?

A.	No. The Reorganization is intended to qualify as a tax-free “reorganization” for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of the Reorganization, except that gain or loss may be recognized with respect to any cash received in lieu of fractional Acquiring Fund common shares. To the extent that portfolio securities are sold in connection with the Reorganization, the Acquired Fund may realize capital gains or losses. Unless the Acquired Fund has capital losses to offset such gains, the gains will be taxable to the Acquired Fund and may reduce its net asset value.

Q.	How will the Reorganization affect deferred tax assets of the Funds?

A.	Because each Fund is taxed as a corporation, each Fund records a deferred tax asset (an amount that can be used to offset future taxable income) or a deferred tax liability (a tax due in the future). These deferred tax assets are attributable to net operating losses, realized capital losses and unrealized losses on investments. Utilization of a deferred tax asset is dependent on whether there will be sufficient future taxable income within the carryforward periods to realize a portion or all of the deferred tax benefit.

Any net deferred tax asset or liability is included in each Fund’s net asset value and will be calculated at the valuation time and will impact the number of shares exchanged in the Reorganization. As a result of the Reorganization, the Acquiring Fund will succeed to the net deferred tax assets or net deferred tax liabilities, if any, of the Acquired Fund, but will be subject to the limitations imposed by Section 382 of the U.S. Internal Revenue Code of 1986, as amended. This may result in the Acquiring Fund being able to utilize more or less of the tax benefits than reflected in the Acquired Fund’s net deferred tax asset as calculated at the valuation time.

Q.	Will I have to pay any direct fees or expenses in connection with the Reorganization?

A.

No. The Reorganization is expected to result in benefits for each Fund. The costs of the Reorganization will be allocated between the Funds ratably based on the relative benefits of the Reorganization to each Fund during the first year following the Reorganization. Common shareholders will indirectly bear the costs of the Reorganization. The costs of the Reorganization are estimated to be $214,000 for the Acquiring Fund and $327,000 for the Acquired Fund.

Q.	What is the timetable for the Reorganization?

A.	If the shareholder voting and other conditions to closing are satisfied (or waived), the Reorganization is expected to take effect on or about [ ], 2012 or as soon as practicable thereafter.

Q.	How does the Board recommend that I vote on the Reorganization-related proposals?

A.	After careful consideration, the Board has determined that the Reorganization is in the best interests of each Fund and recommends that you vote FOR your Fund’s proposal.

General

Q.	Who do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Computershare Fund Services, the Funds’ proxy solicitor, at [( ) ] weekdays during its business hours of 9:00 a.m. to 11:00 p.m. and Saturdays 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy materials available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, by telephone or over the Internet:

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will anyone contact me?

A.	You may receive a call from Computershare Fund Services, the proxy solicitor hired by your Fund, to verify that you received your proxy materials, to answer any questions you may have about the proposals and to encourage you to vote your proxy.

We recognize the inconvenience of the proxy solicitation process and would not impose on you if we did not believe that the matters being proposed were important. Once your vote has been registered with the proxy solicitor, your name will be removed from the solicitor’s follow-up contact list.

Your vote is very important. We encourage you as a shareholder to participate in your Fund’s governance by returning your vote as soon as possible. If enough shareholders fail to cast their votes, your Fund may not be able to hold its meeting or the vote on each issue, and will be required to incur additional solicitation costs in order to obtain sufficient shareholder participation.

[                    ], 2012

NUVEEN ENERGY MLP TOTAL RETURN FUND (JMF)

AND

MLP & STRATEGIC EQUITY FUND INC. (MTP)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 12, 2012

To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders (the “Annual Meeting”) of each of Nuveen Energy MLP Total Return Fund (“Energy MLP Total Return” or the “Acquiring Fund”) and MLP & Strategic Equity Fund Inc. (“MLP & Strategic Equity” or the “Acquired Fund”) will be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Thursday, July 12, 2012, at [2:00 p.m.], Central time, for the following purposes:

1.	Election of Board Members. For shareholders of each Fund to elect members of the Board of Directors or Board of Trustees, as applicable (each, a “Board” and each Director or Trustee, a “Board Member”) as follows:

(a)	For Energy MLP Total Return, three (3) Board Members to be elected by the holders of common shares voting as a single class; and

(b)	For MLP & Strategic Equity, ten (10) Board Members to be elected by the holders of common shares voting as a single class.

2.	Agreement and Plan of Reorganization. The common shareholders of the Acquired Fund voting as a single class to approve an Agreement and Plan of Reorganization pursuant to which the Acquired Fund would: (i) transfer all of its assets to the Acquiring Fund in exchange solely for common shares of the Acquiring Fund, and the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund; (ii) distribute such shares of the Acquiring Fund to the common shareholders of the Acquired Fund (with cash being issued in lieu of fractional common shares), and (iii) liquidate, dissolve and terminate in accordance with applicable law.

3.	Approval of Issuance of Common Shares by the Acquiring Fund. The common shareholders of the Acquiring Fund voting as a single class to approve the issuance of additional common shares in connection with the Reorganization pursuant to the Agreement and Plan of Reorganization.

4.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record as of the close of business on May 15, 2012 are entitled to notice of and to vote at the Annual Meeting or adjournments or postponements thereof.

All shareholders are cordially invited to attend the Annual Meeting. In order to avoid delay and additional expense for the Funds, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Annual Meeting. You may vote by mail, by telephone or over the Internet.

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

NUVEEN FUNDS

333 WEST WACKER DRIVE

CHICAGO, ILLINOIS 60606

(800) 257-8787

Subject to completion, dated                     , 2012

JOINT PROXY STATEMENT/PROSPECTUS

(COMMON SHAREHOLDERS)

NUVEEN ENERGY MLP TOTAL RETURN FUND (JMF) AND

MLP & STRATEGIC EQUITY FUND INC. (MTP)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

[                    ], 2012

This Joint Proxy Statement/Prospectus is being furnished to the common shareholders of each of Nuveen Energy MLP Total Return Fund (“Energy MLP Total Return” or the “Acquiring Fund”) and MLP & Strategic Equity Fund Inc. (“MLP & Strategic Equity” or the “Acquired Fund”), each a closed-end management investment company, in connection with the solicitation of proxies by each Fund’s Board of Directors or Board of Trustees, as applicable (each, a “Board” and each Director or Trustee, as applicable, a “Board Member”) for use at the Annual Meeting of Shareholders of each Fund to be held in the offices of Nuveen Investments, Inc. (“Nuveen” or “Nuveen Investments”), 333 West Wacker Drive, Chicago, Illinois 60606, on Thursday, July 12, 2012, at [2:00 p.m.], Central time, and at any and all adjournments or postponements thereof (each, an “Annual Meeting” and together, the “Annual Meetings”) to consider the proposals listed below and discussed in greater detail elsewhere in this Joint Proxy Statement/Prospectus. The Acquiring Fund is organized as a Massachusetts business trust, while the Acquired Fund is organized as a Maryland corporation. The enclosed proxy and this Joint Proxy Statement/Prospectus are first being sent to shareholders of the Funds on or about [May ], 2012. Shareholders of record of the Funds as of the close of business on May 15, 2012 are entitled to notice of, and to vote at, the Annual Meeting and any and all adjournments or postponements thereof.

This Joint Proxy Statement/Prospectus explains concisely what you should know before voting on the proposals described in this Joint Proxy Statement/Prospectus or investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

The securities offered by this Joint Proxy Statement/Prospectus have not been approved or disapproved by the Securities and Exchange Commission (“SEC”), nor has the SEC passed upon the accuracy or adequacy of this Joint Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the accompanying proxy card, the shares will be voted accordingly where such proxy card is properly executed, timely received and not properly revoked (pursuant to the instructions below). If a proxy is returned and no choice is specified, the shares will be voted FOR the proposals. Shareholders of a Fund who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Merely attending the Annual Meeting, however, will not revoke any previously submitted proxy.

The Board of each Fund has determined that the use of this Joint Proxy Statement/Prospectus for the Annual Meeting is in the best interests of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders.

The following table indicates which shareholders are solicited to vote with respect to each matter:

For Energy MLP Total Return,

1(a)	the common shareholders voting as a single class to elect three (3) Class III Board Members, and

3	the common shareholders voting as a single class to approve the issuance of additional common shares in connection with the reorganization pursuant to the Agreement and Plan of Reorganization.

For MLP & Strategic Equity,

1(b)	the common shareholders voting as a single class to elect ten (10) Board Members, and

2	the common shareholders voting as a single class to approve the Agreement and Plan of Reorganization.

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting. Votes cast by proxy or in person at an Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and “broker non-votes” (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For Energy MLP Total Return, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for Energy MLP Total Return, abstentions and broker non-votes will have no effect on the election of Board Members. For MLP & Strategic Equity, the affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for MLP & Strategic Equity, abstentions and broker non-votes do not count as votes “FOR” the proposal and have the same effect as votes “AGAINST” the proposal.

Those persons who were shareholders of record at the close of business on May 15, 2012 will be entitled to one vote for each share held and a proportionate fractional vote for each fractional share held.

As of May 15, 2012, the shares of the Funds issued and outstanding were as follows:

Fund, Ticker Symbol*	Common Shares
Energy MLP Total Return, JMF	[ ]
MLP & Strategic Equity, MTP	[ ]

*	Each Fund’s common shares are listed on the New York Stock Exchange (“NYSE”).

The reorganization seeks to combine two Funds that have similar investment objectives, policies and risks to achieve certain economies of scale and other operational efficiencies for the Funds (the “Reorganization”). The Agreement and Plan of Reorganization between the Acquired Fund and Acquiring Fund (the “Agreement”) provides for: (i) the Acquiring Fund’s acquisition of all of the assets of the Acquired Fund in exchange solely for newly issued common shares of the Acquiring Fund, par value $0.01 per share (“Acquiring Fund Common Shares”), and the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund; (ii) the pro rata distribution of the Acquiring Fund Common Shares received by the Acquired Fund to its common shareholders; and (iii) the liquidation, dissolution and termination of the Acquired Fund. The aggregate net asset value of Acquiring Fund Common Shares received by the Acquired Fund in the Reorganization will equal the aggregate net asset value of Acquired Fund common shares held by shareholders of the Acquired Fund immediately prior to the Reorganization. Prior to the closing of the Reorganization, the net asset value of the Acquired Fund and Acquiring Fund will be reduced by the costs of the Reorganization borne by each Fund. No fractional Acquiring Fund Common Shares will be issued to the Acquired Fund’s shareholders and, in lieu of such fractional shares, the Acquired Fund’s shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value.

The Acquiring Fund will continue to operate after the Reorganization as a registered closed-end investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

The Reorganization is required to be approved by the affirmative vote of the holders of a majority of the outstanding shares of the Acquired Fund’s common shares, voting as a single class. In addition, common shareholders of the Acquiring Fund voting as a single class are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization.

The closing of the Reorganization is contingent upon certain conditions being satisfied or waived. Shareholders of the Acquired Fund must approve the Reorganization of their Fund into the Acquiring Fund. The Acquiring Fund also must obtain shareholder approval of the issuance of common shares in the Reorganization in order for the Reorganization to occur. Because the closing of the Reorganization is contingent on the Acquired Fund and the Acquiring Fund satisfying (or obtaining the waiver of) their respective closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interest of its Fund including conducting additional solicitations with respect to the applicable proposal or continuing to operate the Acquired Fund as a stand-alone fund.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Funds should know before voting on the proposals and constitutes an offering of common shares of the Acquiring Fund only. Please read it carefully and retain it for future reference.

The following documents have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganization, dated [ ], 2012 (the “Reorganization SAI”);

(ii)	the audited financial statements and related independent registered public accounting firm’s report for the Acquiring Fund and the financial highlights for the Acquiring Fund contained in the Fund’s Annual Report for the fiscal year ended November 30, 2011;

(iii)	the audited financial statements and related independent registered public accounting firm’s report for the Acquired Fund and the financial highlights for the Acquired Fund contained in the Fund’s Annual Report for the fiscal period ended November 30, 2011 (for the period November 1, 2011 through November 30, 2011)*; and

(iv)	the audited financial statements and related independent registered public accounting firm’s report for the Acquired Fund and the financial highlights for the Acquired Fund contained in the Fund’s Annual Report for the fiscal year ended October 31, 2011.

*Effective November 1, 2011, the Acquired Fund changed its fiscal and tax year ends from October 31 to November 30.

No other parts of the Funds’ Annual Reports are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling (800) 257-8787 or writing the Funds at 333 West Wacker Drive, Chicago, Illinois 60606. If you wish to request a copy of the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent Annual Report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Funds, including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Joint Proxy Statement/Prospectus is a part, may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s New York Regional Office (3 World Financial Center, Suite 400, New York, New York 10281) or Chicago Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

Each Fund’s common shares are listed on the NYSE. Reports, proxy statements and other information concerning the Funds can be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

This Joint Proxy Statement/Prospectus serves as a prospectus of the Acquiring Fund in connection with the issuance of Acquiring Fund Common Shares in the Reorganization. No person has been authorized to give any information or make any representation not contained in this Joint Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Joint Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

v

JOINT PROXY STATEMENT/PROSPECTUS

[                    ], 2012

NUVEEN ENERGY MLP TOTAL RETURN FUND (JMF)

AND

MLP & STRATEGIC EQUITY FUND INC. (MTP)

TABLE OF CONTENTS

(continued)

PROPOSAL NO. 1—THE ELECTION OF BOARD MEMBERS (SHAREHOLDERS OF EACH FUND)

Pursuant to Energy MLP Total Return’s organizational documents, the Board is divided into three classes (Class I, Class II and Class III) with staggered terms, to be elected by the holders of the outstanding common shares and any outstanding preferred shares (if issued), voting as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. At this Annual Meeting, holders of common shares are entitled to elect three (3) Board Members designated as Class III Board Members. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members and as nominees for Board membership for a term expiring at the annual meeting of shareholders in 2015 or until their successors have been duly elected and qualified. Board Members Hunter, Kundert, Stockdale, Stringer, Toth and Amboian are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified.

Pursuant to the organizational documents of MLP & Strategic Equity, all Board Members are to be elected to serve until the next annual meeting or until their successors have been duly elected and qualified. Accordingly, for MLP & Strategic Equity, ten (10) Board Members are to be elected by all shareholders. Board Members Amboian, Bremner, Evans, Kundert, Hunter, Schneider, Stockdale, Stone, Stringer and Toth are nominees for election by all shareholders.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed in the table below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund’s present Board.

For Energy MLP Total Return, each Board Member except for Board Member Stringer was appointed by the initial shareholder of the Fund as of November 16, 2010. On January 2, 2011, Ms. Stringer was appointed as a Board Member for the Funds. For MLP & Strategic Equity, each Board Member was last elected to the Board at the annual meeting of shareholders held on May 6, 2011.

Other than Mr. Amboian, no Board Member nominee is an “interested person,” as defined in the 1940 Act, of the Funds or of their investment adviser, Nuveen Fund Advisors, Inc. (the “Adviser”), and has never been an employee or director of Nuveen Investments, the Adviser’s parent company, or any affiliate. Accordingly, such Board Members are deemed “Independent Board Members.”

For Energy MLP Total Return, the affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for Energy MLP Total Return, abstentions and broker non-votes will have no effect on the election of Board Members. For MLP & Strategic Equity, the affirmative vote of a majority of the shares outstanding and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund. For purposes of determining the approval of the proposal to elect nominees for MLP & Strategic Equity, abstentions and broker non-votes do not count as votes “FOR” the proposal and have the same effect as votes “AGAINST” the proposal.

The Board unanimously recommends that shareholders vote FOR the election of the nominees named below.

Board Nominees/Board Members

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
Independent Board Members/Nominees

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of Board and Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	235	N/A

Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).	235	Director and Chairman, United Fire Group, a publicly held company.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2004	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director (since 2009) of Wellmark, Inc. ; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	235	Director of Xerox Corporation (since 2004).

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	235	N/A

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
William J. Schneider c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	235	N/A

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	235	N/A

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	235	Director, Chicago Board Options Exchange (since 2006).

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	235	Previously, Independent Director (1987- 2010) and Chair (1997- 2010), First American Fund Complex.

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
Terence J. Toth c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004- 2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	235	N/A

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
Non-Independent Board Member/Nominee

John P. Amboian(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	235	N/A

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

The dollar range of equity securities beneficially owned by each Board Member in each Fund and all Nuveen funds overseen by the Board Members as of December 31, 2011 is set forth in Appendix C. The number of shares of each Fund beneficially owned by each Board Member and by the Board Members and officers of the Funds as a group as of December 31, 2011 is set forth in Appendix C. On December 31, 2011, Board Members and executive officers as a group beneficially owned approximately 1,200,000 shares of all funds managed by the Adviser (including shares held by the Board Members through the Deferred Compensation Plan for Independent Board Members and by executive officers in Nuveen’s 401(k)/profit sharing plan). As of December 31, 2011, each Board Member’s individual beneficial shareholdings of each Fund constituted less than 1% of the outstanding shares of each Fund. As of December 31, 2011, the Board Members and executive officers as a group beneficially owned less than 1% of the outstanding shares of each Fund. As of [            ], 2012, no shareholder beneficially owned more than 5% of any class of shares of any Fund[, except as provided under “General Information—Shareholders of the Acquiring Fund and the Acquired Fund”].

Compensation

Prior to January 1, 2012, each Independent Board Member received a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of

$2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $10,000 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting was held. When ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general such fees were $1,000 per meeting for attendance in person or by telephone at any ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net assets, although fund management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2012, each Independent Board Member receives a $130,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives

$75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each Fund.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, the aggregate compensation paid by each Fund to each Independent Board Member/Nominee for its last fiscal year:

Aggregate Compensation from the Funds(1)

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Energy MLP Total Return	$1,261	$2,463	$880	$956	$931	$2,470	$919	$857	$2,476
MLP & Strategic Equity* for fiscal year end Oct. 31, 2011	5,439	5,885	667	2,712	5,243	1,373	704	455	3,390
for fiscal period end Nov. 30, 2011	5,439	5,884	667	2,710	5,243	1,371	704	455	3,390
Total Compensation from Nuveen Funds Paid to Board Members/ Nominees(2)	$329,731	$260,124	$218,576	$244,966	$259,415	$248,033	$245,650	$175,000	$263,891

(1)	Includes deferred fees. Pursuant to the Deferred Compensation Plan, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Energy MLP Total Return	$136	$547	$638	$692	—	$1,201	—	—	—
MLP & Strategic Equity* for fiscal year end Oct. 31, 2011	66	153	298	336	—	335	—	—	—
for fiscal period end Nov. 30, 2011	65	152	298	334	—	334	—	—	—

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen Funds), to the Board Members for the calendar year ended December 31, 2011 for services to the Nuveen open-end and closed-end Funds advised by the Adviser.
*	Effective November 1, 2011, MLP & Strategic Equity changed its fiscal and tax year ends from October 31 to November 30. Accordingly, amounts are shown for MLP & Strategic Equity for both the fiscal year end October 31, 2011 and the fiscal period end November 30, 2011.

Board Leadership Structure and Risk Oversight

The Board of each Fund (together, the “Board”) oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. The number of Executive Committee meetings of each Fund held during its last fiscal year and, with respect to the Acquired Fund, held during the fiscal period of November 1, 2011 through November 30, 2011, is shown in Appendix D.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year and, with respect to the Acquired Fund, held during the fiscal period of November 1, 2011 through November 30, 2011, is shown in Appendix D.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE, NYSE Amex or NASDAQ Stock Market, LLC (“NASDAQ”), as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE, NYSE Amex or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix E. The number of Audit Committee Meetings of each Fund held during its last fiscal year and, with respect to the Acquired Fund, held during the fiscal period of November 1, 2011 through November 30, 2011, is shown in Appendix D.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs, as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year and, with respect to the Acquired Fund, held during the fiscal period of November 1, 2011 through November 30, 2011, is shown in Appendix D.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition,

the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of Funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE, NYSE Amex or NASDAQ listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year and, with respect to the Acquired Fund, held during the fiscal period of November 1, 2011 through November 30, 2011, is shown in Appendix D.

Effective January 1, 2012, the Board approved the creation of the Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Robert P. Bremner, Jack B. Evans, William C. Hunter, William J. Schneider, Chair, and Carole E. Stone.

The number of regular quarterly meetings and special meetings held by the Board of each Fund its last fiscal year and, with respect to the Acquired Fund, held during the fiscal period of November 1, 2011 through November 30, 2011, is shown in Appendix D. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Master of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a Member of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Funds from 1997 to 2010, having joined that Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer also serves board chair of the Oak Leaf Trust, is the immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth has served as a Director of Legal & General Investment Management America, Inc. (since 2008) and as a Managing Partner at Promus Capital since 2008. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Member Terms.    For MLP & Strategic Equity, all Board Members are elected annually. For Energy MLP Total Return, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of common shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

The Officers

The following table sets forth information with respect to each officer of the Funds. Officers receive no compensation from the Funds. The officers are elected by the Board on an annual basis to serve until successors are elected and qualified. Unless otherwise noted, the following information is as of [December 31, 2011].

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer of Acquiring Fund, President of Acquired Fund	Term/Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	235

William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term/Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	133

Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term/Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	133

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term/Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	235

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term/Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	235

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term/Annual Length of Service: Since 1993	Senior Vice President (since 2010); formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	235

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term/Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Securities, LLC; Managing Director and Treasurer of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and of Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC (since 2011); Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	235

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term/Annual Length of Service: Since 2003	Senior Vice President (since 2008), formerly Vice President, of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	235

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term/Annual Length of Service: Since 2002	Senior Vice President (since 2009), formerly Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	235

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term/Annual Length of Service: Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	235

Name, Address and Birth date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term/Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998- 2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	235

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

PROPOSAL NO. 2—REORGANIZATION OF THE ACQUIRED FUND INTO THE ACQUIRING FUND (ACQUIRED FUND SHAREHOLDERS ONLY)

A.	SYNOPSIS

The following is a summary of certain information contained elsewhere in this Joint Proxy Statement/Prospectus with respect to the proposed Reorganization and is qualified in its entirety by reference to the more complete information contained in this Joint Proxy Statement/Prospectus and in the Reorganization SAI and the appendices thereto. Shareholders should read the entire Joint Proxy Statement/Prospectus carefully. Certain capitalized terms used but not defined in this summary are defined elsewhere in the text of this Joint Proxy Statement/Prospectus.

Background and Reasons for the Reorganization

At meetings held on February 27-29, 2012, the Boards approved a proposal to merge the Acquired Fund into the Acquiring Fund. The Acquiring Fund and the Acquired Fund have similar investment objectives and policies, and similar portfolio compositions. The proposed Reorganization is intended to enhance the secondary trading market for common shares of the Funds and result in a lower Fund expense ratio (excluding the costs of leverage) as fixed administrative costs are spread over a larger asset base. Each Board has determined that the proposed Reorganization would be in the best interests of its Fund. The closing of the Reorganization is contingent upon certain conditions being satisfied or waived. Shareholders of the Acquired Fund must approve the Reorganization of their Fund into the Acquiring Fund in order for the Reorganization to occur. The Acquiring Fund also must obtain the shareholder approvals described in this Joint Proxy Statement/Prospectus with respect to the Reorganization in order for the Reorganization to occur. Because the closing of the Reorganization is contingent on each Fund satisfying (or obtaining the waiver of) its respective closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interest of the Fund including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund. For a fuller discussion of the Boards’ considerations regarding the approval of the Reorganization, see “Proposal No. 2—Information About the Reorganization—Reasons for the Reorganization.”

Material Federal Income Tax Consequences of the Reorganization

As a condition to closing, the Funds will receive an opinion of Vedder Price P.C. to the effect that the proposed Reorganization will qualify as a tax-free reorganization under Section 368(a)(1) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, it is expected that no Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganization. To the extent that portfolio securities are sold in connection with the Reorganization, the Acquired Fund may realize capital gains or losses. Unless the Acquired Fund has capital losses to offset such gains, the gains will be taxable to the Acquired Fund and may reduce its net asset value. It is expected that shareholders of the Acquired Fund who receive Acquiring Fund Common Shares pursuant to the Reorganization will recognize no gain or loss for federal income tax purposes, except that gain or loss may be recognized with respect to any cash received in lieu of fractional Acquiring Fund Common Shares being issued.

Comparison of the Acquiring Fund and the Acquired Fund

General.    The Acquiring Fund and the Acquired Fund are closed-end management investment companies. The Acquiring Fund is a non-diversified management investment company, while the Acquired Fund is a diversified management investment company. Each Fund’s common shares are listed and traded on the NYSE. The Acquiring Fund was organized on September 27, 2010 as a business trust under the laws of the Commonwealth of Massachusetts. The Acquired Fund was organized on February 9, 2007 as a corporation under the general laws of the State of Maryland.

Investment Objectives and Policies.    The Acquiring Fund and Acquired Fund have similar investment objectives and policies. The Acquiring Fund’s investment objective is to provide tax-advantaged total return, while the Acquired Fund’s investment objective is to provide a high level of after-tax total return.

Under normal circumstances, the Acquiring Fund will invest at least 80% of its Managed Assets in master limited partnerships (“MLPs”) in the energy sector. “Managed Assets” means the total assets of the Acquiring Fund, including assets attributable to the Fund’s use of leverage, minus the sum of its accrued liabilities (other than Acquiring Fund liabilities incurred for the express purpose of creating leverage). The Acquired Fund has a similar 80% policy. Under normal circumstances, at least 80% of the Fund’s net assets (including any borrowings for investment purposes) will be invested in MLPs and equity securities. For each Fund, the applicable 80% policy is non-fundamental and may be changed without shareholder approval, provided that the Fund provides shareholders with at least 60 days’ prior notice.

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Funds consider investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs and debt securities of MLPs. The Funds consider an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

Each Fund may purchase both domestic and international MLPs. Each Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. Each Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. Each Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not invest in any such investments during the periods ended November 30, 2011.

Leverage.    Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, (b) the issuance of preferred shares, and (c) borrowings to the extent permitted by the 1940 Act. However, while the Acquired Fund has no present intention of borrowing money for investment purposes, the Acquiring Fund seeks to enhance investment returns through debt borrowings. For this purpose, the Acquiring Fund entered into a $130 million (maximum commitment amount) prime brokerage facility with Deutsche Bank as a means of financial leverage. On April 29, 2011, the Acquiring Fund began to draw on this borrowing facility. As of November 30, 2011, the Fund’s outstanding balance on these borrowings was $125 million. For the period April 29, 2011 through November 30, 2011, the average daily balance outstanding and annual interest rate on these borrowings were $115,937,500 and 1.18%, respectively. As of November 30, 2011, the Acquiring Fund’s leverage ratio was 23.37% of its Managed Assets, as a result of its leverage strategy. The Acquiring Fund currently expects to maintain a similar leverage ratio, relative to its Managed Assets (including assets attributable to the Acquired Fund), following the close of the Reorganization.

In order to maintain this borrowing facility, the Acquiring Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Acquiring Fund’s portfolio of investments. Interest charged on the drawn portion of the facility is calculated at a rate per annum equal to 3-Month LIBOR (London Inter-Bank Offered Rate) plus .85%. In addition, the Acquiring Fund accrues a commitment fee of .50% per annum on the unused portion of the maximum commitment amount.

The Acquiring Fund anticipates that its leverage ratio will vary from time to time; however, the Acquiring Fund generally intends to limit its leverage ratio to 33 1/3% of its Managed Assets. Neither Fund currently intends to issue preferred shares or debt securities.

Board Members and Officers.    The Acquiring Fund and the Acquired Fund have the same Board Members and officers. The management of each Fund, including general supervision of the duties performed by the Adviser under the Investment Management Agreement for each Fund, is the responsibility of its Board. Each Fund currently has ten (10) directors or trustees, as applicable, one (1) of whom is an “interested person,” as defined in the 1940 Act, of the Funds, and nine (9) of whom are not interested persons (the “Independent Board Members”). The names and business addresses of the Board Members and officers of the Funds and their principal occupations and other affiliations during the past five years are set forth under “Proposal 1—Board Nominees/Board Members.”

Investment Adviser.    Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”) (formerly known as, Nuveen Asset Management), is the investment adviser to each Fund and is responsible for managing each Fund’s overall investment strategy, monitoring the performance of each Fund’s subadviser and overseeing each Fund’s use of leverage. Nuveen Fund Advisors also is responsible for managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Adviser, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $220 billion of assets under management as of December 31, 2011. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”).

Nuveen Fund Advisors has selected FAMCO MLP to serve as subadviser to each of the Funds, FAMCO MLP manages approximately $3.0 billion of MLP and energy infrastructure assets, which included the assets of three publicly traded MLP closed-end funds, as of February 29, 2012.

Each Fund is dependent upon services and resources provided by its investment adviser, Nuveen Fund Advisors, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments significantly increased its level of debt in connection with the MDP Acquisition. While Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future, there can be no assurance that Nuveen Investments’ business will generate sufficient cash flow from operations or that future borrowings will be available in an amount sufficient to enable Nuveen Investments to pay its indebtedness (with scheduled maturities beginning in 2014) or to fund its other liquidity needs. Nuveen Investments believes that potential adverse changes to its overall financial position and business operations would not adversely affect its or its affiliate’s portfolio management operations and would not otherwise adversely affect its ability to fulfill its obligations to the Funds under the investment management agreements.

Pursuant to an Investment Management Agreement between the Adviser and each Fund, each Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all “qualifying assets” of funds managed by Nuveen Fund Advisors, and a fund-level component, based only on the amount of managed assets within such Fund. The amount of qualifying assets is calculated based upon the aggregate daily Managed Assets of all Nuveen-sponsored open-end and closed-end Funds (collectively, the “Nuveen Funds”) (as “Managed Assets” is defined in each Nuveen Fund’s investment management agreement, which, with respect to the closed-end funds, generally includes assets attributable to any preferred shares that may be outstanding and any borrowings), but excluding assets attributable to (i) investments by Nuveen Funds in other Nuveen Funds and (ii) the amount, as of January 1, 2011, of managed assets in excess of $2 billion in the Funds that were added to the Nuveen Fund family on that date in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds. The pricing structure enables the Funds’ shareholders to benefit from growth in assets within each individual fund as well as from growth of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund is based upon the average daily Managed Assets of each Fund as follows:

Management Fee Schedule for the Acquiring Fund and the Acquired Fund

Average Daily Managed Assets*	Acquiring Fund-Level Fee Rate	Acquired Fund-Level Fee Rate
First $500 Million	0.9000%	0.9200%
Next $500 Million	0.8750%	0.8950%
Next $500 Million	0.8500%	0.8700%
Next $500 Million	0.8250%	0.8450%
For managed assets over $2 billion	0.8000%	0.8200%

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. Each Fund pays all of its other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with the Adviser), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. For the services provided pursuant to an investment sub-advisory agreement, Nuveen Fund Advisors pays the Subadviser a portfolio management fee equal to 0.50% of each Fund’s managed assets.

Due to the increased size of the combined fund, the effective management fee rate for the combined funds is expected to be lower than the current management fee rate for each of the Acquiring and Acquired Fund. Each Fund also pays a complex-level fee to Nuveen Fund Advisors, which is payable monthly and is in addition to the fund-level fee. The complex-level fee is based on the aggregate daily amount of total Managed Assets for all Nuveen sponsored funds in the U.S., as stated in the table below. As of November 30, 2011, the complex-level fee rate was 0.1781%.

The complex-level fee rate is as follows:

Complex-Level Fee Rates

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$ 55 billion	0.2000%
$ 56 billion	0.1996%
$ 57 billion	0.1989%

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$ 60 billion	0.1961%
$ 63 billion	0.1931%
$ 66 billion	0.1900%
$ 71 billion	0.1851%
$ 76 billion	0.1806%
$ 80 billion	0.1773%
$ 91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	For the fund-level and complex-level fees, Managed Assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2011, the complex-level fee rate for each Fund was 0.1781%.

A discussion of the basis for the Board’s most recent approval of the Acquiring Fund’s investment advisory agreement and sub-advisory agreement is included in the Fund’s Annual Report for the fiscal year ended November 30, 2011. A discussion of the basis for the Board’s initial approval of the Acquired Fund’s investment advisory agreement and sub-advisory agreement is included in the Acquired Fund’s Annual Report for the fiscal year ended October 31, 2010. (Effective November 1, 2011, the Acquired Fund changed its fiscal and tax year ends from October 31 to November 30.)

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, FAMCO has day-to-day responsibility for managing each Fund’s direct investments in MLPs and other permitted investments.

James J. Cunnane, Jr. and Quinn T. Kiley serve as each Fund’s portfolio managers and are primarily responsible for the day-to-day management of each Fund’s portfolio.

James J. Cunnane Jr., CFA | Managing Director, Chief Investment Officer

Mr. Cunnane is the Managing Director and Chief Investment Officer of FAMCO MLP. He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management Committee. He joined the FAMCO MLP team in 1996. Mr. Cunnane currently serves as a portfolio manager for three publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the MLP & Strategic Equity Fund, Inc. and the Nuveen Energy MLP Total Return Fund. He also serves as a portfolio manager for the FAMCO MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund. Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA) charterholder. He serves on the finance council and investment committee of the Archdiocese of St. Louis and on the Board of Directors of St. Patrick’s Center.

Quinn T. Kiley | Managing Director, Senior Portfolio Manager

Mr. Kiley is the Managing Director and Senior Portfolio Manager of FAMCO MLP and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process. He joined the FAMCO MLP team in 2005. Mr. Kiley serves as a portfolio manager for three publicly traded closed-end mutual funds: the Fiduciary/Claymore MLP Opportunity Fund, the MLP & Strategic Equity Fund, Inc. and the Nuveen Energy MLP Total Return Fund. He also serves as a portfolio manager for the FAMCO MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund. Prior to joining the FAMCO MLP team, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

Comparative Expense Information

The purpose of the comparative fee table is to assist you in understanding the various costs and expenses of investing in shares of the Funds. The information in the table is based upon annualized expenses for each Fund’s fiscal year ended November 30, 2011, adjusted as described in footnote 1 below, and the pro-forma expenses for the 12 months ended November 30, 2011 for the combined fund. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The Funds’ actual rate of return may be greater or less than the hypothetical 5% annual return shown in the Example.

Comparative Fee Table(1)

	Acquiring Fund	Acquired Fund	Combined Fund Pro Forma(2)
Annual Expenses (as a percentage of net assets applicable to common shares)(1)
Management Fees	1.49%	1.08%	1.37%
Interest Payments on Borrowings(3)	0.53%	0.00%	0.53%
Other Expenses	0.12%	0.13%	0.10%
Current Income Tax Expense	0.00%	0.41%	0.16%
Total Annual Expenses	2.14%	1.62%	2.16%

(1)

Annual Expenses (as a percentage of net assets applicable to common shares) are based on the annualized expenses of the Acquiring Fund for the period from inception (February 24, 2011) through November 30, 2011 and the Acquired Fund expenses for the 12 months ended November 30, 2011. Other Expenses are estimated for the current period. Management fees and interest payments on borrowings have been adjusted to reflect estimated borrowings for the current period in an amount equal to 39% of average net assets applicable to common shares for the Acquiring Fund and the combined Fund. It is important for you to understand that a decline in a Fund’s average net assets applicable to common shares during the current fiscal year due to recent market volatility or other factors could cause each Fund’s expense ratio for such Fund’s current fiscal year to be higher than the expense information presented.
(2)	The combined Fund pro forma figures assume the consummation of the Reorganization on November 30, 2011 and reflect average net assets applicable to common shares for both the Acquiring Fund and Acquired Fund for the period ended November 30, 2011. Other Expenses are estimated for the current period and management fees and interest payments on borrowings assume estimated borrowings at 39% of average net assets. Pro forma expenses do not include the expenses to be borne by the Fund in connection with the Reorganization, which are estimated to be $214,000 (0.05% of net assets applicable to common shares) for the Acquiring Fund and $327,000 (0.12% of net assets applicable to common shares) for the Acquired Fund.
(3)	Management fees and interest payments on borrowings have been adjusted to reflect estimated borrowings for the current period in an amount equal to approximately 39% of average net assets applicable to common shares for the Acquiring Fund and the combined Fund at an estimated fee of 0.50% on the unused portion of the credit line and an annual interest rate of 1.35% on amounts borrowed.

Example:    The following examples illustrate the expenses that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The examples assume that all dividends and other distributions are reinvested and that Total Annual Expenses remain the same. The examples also assume a 5% annual return.

	1 Year	3 Years	5 Years	10 Years
Acquiring Fund	$22	$67	$115	$247
Acquired Fund	$16	$51	$88	$192
Combined Fund Pro Forma	$23	$71	$122	$262

Comparative Performance Information

Comparative total return performance for the Funds for periods ended November 30, 2011:

	Total Return on Net Asset Value				Total Return on Market Value
	One Year	Five Years	Ten Years	Since Inception	One Year	Five Years	Ten Years	Since Inception
Acquiring Fund (cumulative)	N/A	N/A	N/A	-4.76%	N/A	N/A	N/A	-11.94%
Acquired Fund (annualized)	5.50%	N/A	N/A	4.89%	-3.81%	N/A	N/A	1.78%

Total Return on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvestment price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances it may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized. Past performance information is not necessarily indicative of future results.

Deferred Tax Assets and Liabilities

Because each Fund is taxed as a corporation, each Fund records in its financial statements a deferred tax asset (an amount that can be used to offset future taxable income) or a deferred tax liability (a tax due in the future). These deferred tax assets are attributable to net operating losses, realized capital losses, and unrealized losses on investments. Utilization of a deferred tax asset is dependent on whether there will be sufficient future taxable income within the carryforward periods to realize a portion or all of the deferred tax benefit.

Any net deferred tax asset or liability is included in each Fund’s net asset value and will be calculated at the valuation time and will impact the number of shares exchanged in the Reorganization. As a result of the Reorganization, the Acquiring Fund will succeed to the net deferred tax assets or net deferred tax liabilities, if any, of the Acquired Fund, but will be subject to the limitations imposed by Code Section 382. This may result in the Acquiring Fund being able to utilize more or less of the tax benefits than reflected in the Acquired Fund’s net deferred tax assets or net deferred tax liabilities, if any, as calculated at the valuation time.

As of November 30, 2011, the gross deferred tax asset, valuation allowance, net deferred tax asset/(liability), and net deferred tax asset/(liability) as a percentage of net assets applicable to common shares for each Fund are as stated below.

	Acquiring Fund		Acquired Fund
Gross Deferred Tax Asset/(Liability)	$7,716,655		$(24,320,796)
Valuation Allowance	(7,716,655)		(1,187,919)
Net Deferred Tax Asset/(Liability)	-0	-	(25,508,715)
Net Deferred Tax Liability As a Percentage of Net Assets Applicable to Common Shares	0%		9.69%

B.	RISK FACTORS

An investment in the Acquiring Fund may not be appropriate for all investors. The Acquiring Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Investors should consider their long-term investment goals and financial needs when making an investment decision with respect to the Acquiring Fund. The Acquiring Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation, the financial condition of a security issuer, ratings on a security and other market factors. An investment in the Acquiring Fund is intended to be a long-term investment, and you should not view the Fund as a trading vehicle. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of fund dividends and distributions, if applicable.

Because the Funds have similar investment strategies, the principal risks of each Fund are similar. The principal risks of investing in the Acquiring Fund are described below. An investment in the Acquired Fund is also generally subject to each of these principal risks, with certain limited exceptions. The Acquired Fund, as a diversified management investment company, is not subject to “Non-Diversification Risk.” In addition, “Limited Operating History,” below pertains only to the Acquiring Fund, in light of its February 24, 2011 inception date. Further, to the extent the Acquiring Fund currently employs a leveraging strategy to enhance current distributions and total return potential, its shareholders are subject to “Leverage Risks” below to a greater extent than shareholders of the

Acquired Fund which, though it reserve the right to do so, does not currently use such a strategy. The risks and special considerations listed below should be considered by shareholders of each Fund in their evaluation of the Reorganizations.

Limited Operating History

The Acquiring Fund is a recently organized, non-diversified, closed-end management investment company and has a limited history of operations.

Investment and Market Risk

An investment in the Acquiring Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in MLPs and other securities owned by the Acquiring Fund, which could be purchased directly. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Acquiring Fund dividends and distributions, if applicable.

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value

Shares of closed-end investment companies like the Acquiring Fund frequently trade at prices lower than their net asset value, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Acquiring Fund’s net asset value could decrease as a result of investment activities. Shares of closed-end investment companies like the Acquiring Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Acquiring Fund’s net asset value but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Acquiring Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic conditions, and other factors beyond the control of the Acquiring Fund, the Acquiring Fund cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the value of the common shares at the closing of the Reorganization. The common shares are designed primarily for long-term investors, and you should not view the Acquiring Fund as a vehicle for short-term trading purposes.

Risks Related to Investments in MLP Units

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units (described further below). Additionally, conflicts of interest may exist among common unit holders, subordinated unit holders and the general partner or managing member of an MLP; for example a conflict may arise as a result of incentive distribution payments.

2012 U.S. Federal Budget Risk

The proposed United States federal budget for fiscal year 2012 calls for the elimination of approximately $46 billion in tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect MLPs in which the Acquiring Fund invests and the energy sector generally.

Tax Risks

Much of the benefit the Acquiring Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership’s income, gains, losses, deductions, expenses and credits. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Acquiring Fund to be taxed as dividend income to the extent of the MLP’s current or accumulated earnings and profits. Thus, if any of the MLPs owned by the Acquiring Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Acquiring Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the common shares.

To the extent that the Acquiring Fund invests in the equity securities of an MLP, the Acquiring Fund will be a partner in such MLP. Accordingly, the Acquiring Fund will be required to include in its taxable income the Acquiring Fund’s allocable share of the income, gains, losses, deductions, expenses and credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Acquiring Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The Acquiring Fund will incur a current tax liability on its allocable share of an MLP’s income and gains that is not offset by the MLP’s tax deductions, losses and credits, or the Acquiring Fund’s net operating loss carryforwards, if any. The portion, if any, of a distribution received by the Acquiring Fund from an MLP that does not exceed the MLP’s adjusted tax basis in the MLP is essentially treated as a return of capital. However, those distributions will reduce the Acquiring Fund’s adjusted tax basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Acquiring Fund for tax purposes upon the sale of any such equity securities or upon subsequent distributions in respect of such equity securities. The percentage of an MLP’s income and gains that is offset by tax deductions, losses and credits will fluctuate over time for various reasons. A significant slowdown in acquisition activity or capital spending by MLPs held in the Acquiring Fund’s portfolio could result in a reduction of accelerated depreciation generated by new acquisitions, which may result in increased current tax liability for the Acquiring Fund.

The Acquiring Fund may engage in hedges or similar transactions with respect to its MLP interests. The tax accounting for such transactions may not be clear, leaving the possibility that the Internal Revenue Service (the “IRS”) could disagree with the Acquiring Fund’s treatment. If the IRS were to prevail in a challenge, the Acquiring Fund might be exposed to a deferral of tax losses, acceleration of gain, changes in the character of income or gain, or other adverse consequences, including a change in the Acquiring Fund’s determination of the amount of its earnings and profits for purposes of determining taxability of dividends.

The Acquiring Fund will accrue deferred income taxes for its future tax liability associated with the difference between the tax basis of an MLP security and the fair market value of the MLP security. Upon the Acquiring Fund’s sale of an MLP security, the Acquiring Fund may be liable for previously deferred taxes. The Acquiring Fund will rely to some extent on information provided by MLPs, which may not necessarily be timely, to estimate deferred tax liability for purposes of financial statement reporting and determining its net asset value. From time to time, the Acquiring Fund will modify its estimates or assumptions regarding its deferred tax liability as new information becomes available.

The Acquiring Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. Because of these differences, the Acquiring Fund may make distributions out of its current or accumulated earnings and profits, which will be treated as dividends, in years in which the Acquiring Fund’s distributions exceed its taxable income.

Affiliated Party Risk

Certain MLPs in which the Acquiring Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Acquiring Fund, would be adversely affected.

Equity Securities Risk

A substantial percentage of the Acquiring Fund’s assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP affiliates, including I-Shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Acquiring Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Acquiring Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Acquiring Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market, or a drop in the stock market may depress the price of most or all of the equity securities held by the Acquiring Fund. In addition, equity securities held by the Acquiring Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units. I-Shares are subject to the same risks as MLP common units.

Energy Sector Risks

Because the Acquiring Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector, concentration in the energy sector may present more risks than if the Acquiring Fund were invested in numerous sectors of the economy. A downturn in the energy sector could have a larger impact on the Acquiring Fund than on a fund that does not concentrate in the sector. At times, the performance of securities of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. In addition, there are several specific risks associated with investments in the energy sector, including the following.

Commodity Price Risk.    MLPs and other entities operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of OPEC; taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices. High commodity prices may drive further energy conservation efforts, and a slowing economy may adversely impact energy consumption, which may adversely affect the performance of MLPs and other companies operating in the energy sector. Recent economic and market events have fueled concerns regarding potential liquidations of commodity futures and options positions.

Depletion Risk.    MLPs and other entities engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Supply and Demand Risk.    MLPs and other entities operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; legislation intended to promote the use of alternative energy sources; or increased commodity prices.

Regulatory Risk.    The energy sector is highly regulated. MLPs and other entities operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Such regulation can change over time in both scope and intensity. For example, a particular by-product may be declared hazardous by a regulatory agency and unexpectedly increase production costs. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of MLPs.

Specifically, the operations of wells, gathering systems, pipelines, refineries and other facilities are subject to stringent and complex federal, state and local environmental laws and regulations. These include, for example:

—	the federal Clean Air Act and comparable state laws and regulations that impose obligations related to air emissions;

—	the federal Clean Water Act and comparable state laws and regulations that impose obligations related to discharges of pollutants into regulated bodies of water;

—	the Resource Conservation and Recovery Act (“RCRA”) and comparable state laws and regulations that impose requirements for the handling and disposal of waste from facilities; and

—

the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 (“CERCLA”), also known as “Superfund,” and comparable state laws and regulations that regulate the cleanup of hazardous substances that may have been released at properties currently or previously owned or operated by MLPs or at locations to which they have sent waste for disposal.

Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations. Certain environmental statutes, including RCRA, CERCLA, the federal Oil Pollution Act and analogous state laws and regulations, impose strict, joint and several liability for costs required to clean up and restore sites where hazardous substances have been disposed of or otherwise released. Moreover, it is not uncommon for neighboring landowners and other third parties to file claims for personal injury and property damage allegedly caused by the release of hazardous substances or other waste products into the environment.

There is an inherent risk that MLPs may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from wells or energy infrastructure assets could subject them to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase compliance costs and remediation costs. MLPs may not be able to recover these costs from insurance.

Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as carbon dioxide, a by-product of burning fossil fuels, and methane, the major constituent of natural gas, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased costs to certain companies in which the Acquiring Fund may invest to operate and maintain facilities and administer and manage a greenhouse gas emissions program and may reduce demand for fuels that generate greenhouse gases and that are managed or produced by companies in which the Acquiring Fund may invest.

In the wake of a Supreme Court decision holding that the Environmental Protection Agency (the “EPA”) EPA has some legal authority to deal with climate change under the Clean Air Act, the EPA and the Department of Transportation jointly wrote regulations to cut gasoline use and control greenhouse gas emissions from cars and trucks. These measures, and other programs addressing greenhouse gas emissions, could reduce demand for energy or raise prices, which may adversely affect the total return of certain of the Acquiring Fund’s investments.

Acquisition Risk.    MLP investments owned by the Acquiring Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLPs to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLPs are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions will be limited.

There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of unknown liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

Weather and Other Catastrophic Events Risk.    Weather plays a role in the seasonality of some MLPs’ cash flows. MLPs in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLPs experience decreased demand for their product. Although most MLPs can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the U.S. Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP from the unpredictability of the weather or possible climate change. The damage done by extreme weather also may serve to increase many MLPs’ insurance premiums and could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Catastrophic Event Risk.    In addition, MLPs and other entities operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of operations in the energy sector. MLPs and other entities operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Recent Developments Risk.    A sustained economic slowdown may adversely affect the ability of MLPs to sustain their historical distribution levels, which in turn, may adversely affect the Funds’ ability to sustain distributions at historical levels. MLPs that have historically relied heavily on outside capital to fund their growth have been impacted by the slowdown in capital markets. The recovery of the MLP sector is dependent on several factors including the recovery of the financial sector, the general economy and the commodity markets. Measures taken by the U.S. Government to stimulate the U.S. economy may not be successful or may not have the intended effect. Additionally, if the credit market continues to weaken, the Acquiring Fund’s access to capital may be impacted by these market developments.

Industry Specific Risks

MLPs and other entities operating in the energy sector are also subject to risks that are specific to the industry they serve.

Pipelines.    Pipeline companies are subject to the demand for natural gas, natural gas liquids, crude oil or refined products in the markets they serve, changes in the availability of products for gathering, transportation, processing or sale due to natural declines in reserves and production in the supply areas serviced by the companies’ facilities, sharp decreases in crude oil or natural gas prices that cause producers to curtail production or reduce capital spending for exploration activities, and environmental regulation. Demand for gasoline, which accounts for a substantial portion of refined product transportation, depends on price, prevailing economic conditions in the markets served, and demographic and seasonal factors. Companies that own interstate pipelines are subject to regulation by FERC with respect to the tariff rates they may charge for transportation services. An adverse determination by FERC with respect to the tariff rates of such companies could have a material adverse effect on their business, financial condition, results of operations and cash flows and their ability to pay cash distributions or dividends. In addition, FERC has a tax allowance policy, which permits such companies to include in their cost of service an income tax allowance to the extent that their owners have an actual or potential tax liability on the income generated by them. If FERC’s income tax allowance policy were to change in the future to disallow a material portion of the income tax allowance taken by such interstate pipeline companies, it would adversely impact the maximum tariff rates that such companies are permitted to charge for their transportation services, which would in turn could adversely affect such companies’ financial condition and ability to pay distributions to shareholders.

Gathering and Processing.    Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream.    Midstream MLPs and other entities that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which may be impacted by a wide range of factors including fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Exploration and Production.    Exploration, development and production companies are particularly vulnerable to declines in the demand for and prices of crude oil and natural gas. Reductions in prices for crude oil and natural gas can cause a given reservoir to become uneconomic for continued production earlier than it would if prices were higher, resulting in the plugging and abandonment of, and cessation of production from, that reservoir. In addition, lower commodity prices not only reduce revenues but also can result in substantial downward adjustments in reserve estimates. The accuracy of any reserve estimate is a function of the quality of available data, the accuracy of assumptions regarding future commodity prices and future exploration and development costs and engineering and geological interpretations and judgments. Different reserve engineers may make different estimates of reserve quantities and related revenue based on the same data. Actual oil and gas prices, development expenditures and operating expenses will vary from those assumed in reserve estimates, and these variances may be significant. Any significant variance from the assumptions used could result in the actual quantity of reserves and future net cash flow being materially different from those estimated in reserve reports. In addition, results of drilling, testing and production and changes in prices after the date of reserve estimates may result in downward revisions to such estimates. Substantial downward adjustments in reserve estimates could have a material adverse effect on a given exploration and production company’s financial position and results of operations. In addition, due to natural declines in reserves and production, exploration and production companies must economically find or acquire and develop additional reserves in order to maintain and grow their revenues and distributions.

Propane.    Propane MLPs are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation, and accidents or catastrophic events, among others.

Coal.    MLP entities and other entities with coal assets are subject to supply and demand fluctuations in the markets they serve, which may be impacted by a wide range of factors including fluctuating commodity prices, the level of their customers’ coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Marine Shipping.    Marine shipping (or “tanker” companies) are exposed to many of the same risks as other energy companies. In addition, the highly cyclical nature of the industry may lead to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies in the Acquiring Fund’s portfolio. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Historically, the tanker markets have been volatile because many conditions and factors can affect the supply and demand for tanker capacity. Changes in demand for transportation of oil over longer distances and supply of tankers to carry that oil may materially affect revenues, profitability and cash flows of tanker companies. The successful operation of vessels in the charter market depends upon, among other things, obtaining profitable spot charters and minimizing time spent waiting for charters and traveling unladen to pick up cargo. The value of tanker vessels may fluctuate and could adversely affect the value of tanker company securities in the Acquiring Fund’s portfolio. Declining tanker values could affect the ability of tanker companies to raise cash by limiting their ability to refinance their vessels, thereby adversely impacting tanker company liquidity. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. In addition, changing economic, regulatory and political conditions in some countries, including political and military conflicts, have from time to time resulted in attacks on vessels, mining of waterways, piracy, terrorism, labor strikes, boycotts and government requisitioning of vessels. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Limited Availability of Investments Risk

Investments of the Acquiring Fund’s capital may be delayed if suitable investments are unavailable at the time. The trading market and volumes for securities of MLPs and energy companies may at times be less liquid than the market for other securities. Prior to the time the proceeds of this offering are invested, such proceeds may be invested in short-term money market instruments and U.S. government securities, pending investment in securities of MLPs or energy companies. Income received by the Acquiring Fund from these securities would subject the Acquiring Fund to corporate tax before any distributions to common shareholders. As a result, the return and yield on the common shares for the period immediately following any offering pursuant to this prospectus may be lower than when the Acquiring Fund is fully invested in accordance with its investment objective and policies.

Interest Rate Risk

Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLPs and other entities to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLPs and other entities operating in the energy sector. Rising interest rates may also impact the price of the securities of MLPs as the yields on alternative investments increase. During periods of declining interest rates, the market price of debt securities generally rises. Conversely, during periods of rising interest rates, the market price of such debt securities generally declines.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future, as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions on those shares can decline. In addition, during any periods of rising inflation, interest rates on any borrowings by the Acquiring Fund would likely increase, which would tend to further reduce returns to the holders of common shares.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition,

deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Acquiring Fund’s portfolio.

Liquidity Risk

Although the equity securities of the MLPs in which the Acquiring Fund invests generally trade on major stock exchanges, certain securities owned by the Acquiring Fund may trade less frequently, particularly those of MLPs and other issuers with smaller capitalizations. Securities with limited trading volumes may display volatile or erratic price movements. Also, the Acquiring Fund may be one of the largest investors in certain sub-sectors of the energy or natural resource sectors. Thus, it may be more difficult for the Acquiring Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by the Acquiring Fund in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when the Subadviser believes it is desirable to do so.

Small Capitalization Risk

The Acquiring Fund may invest in securities of MLPs and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major equity benchmark indexes, which presents unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources, and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLPs with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Acquiring Fund could have greater difficulty selling such securities at the time and price that the Acquiring Fund would like.

Competition Risk

A number of alternatives to use as vehicles for investment in a portfolio of energy MLPs and their affiliates currently exist, including other publicly traded investment companies, structured notes and private funds. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Acquiring Fund’s ability to meet its investment objective, which in turn could adversely impact its ability to make distributions.

Restricted Securities Risk

The Acquiring Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities. Because the sale of the securities is not registered under the Securities Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Until the Acquiring Fund can sell such securities into the public markets, its holdings will be less liquid and any sales will need to be made pursuant to an exemption under the Securities Act.

Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Acquiring Fund has a contractual right to sell, the Acquiring Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Acquiring Fund would be permitted to sell, during which time the Acquiring Fund would bear market risks.

Cash Flow Risk

The Acquiring Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLPs. The amount and tax characterization of cash available for distribution by an MLP depends upon the amount of cash generated by such entity’s operations. Cash available for distribution by MLPs will vary widely from quarter to quarter and is affected by various factors affecting the entity’s operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP has available for distribution in a given period.

Capital Market Risk

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. As a result, the cost of raising capital in the debt and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other debt instruments may be unwilling or unable to meet their funding obligations. Due to these factors, MLPs may be unable to obtain new debt or equity financing on acceptable terms or at all. If funding is not available when needed, or is available only on unfavorable terms, MLPs may not be able to meet their obligations as they come due. Moreover, without adequate funding, MLPs may be unable to execute their growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

Valuation Risk

The Acquiring Fund is subject to valuation risk from its estimates of deferred tax asset or liability and from its investments in certain securities for which market prices may be unavailable.

Market prices generally will be unavailable for some of the Acquiring Fund’s investments, including restricted or unregistered securities of certain MLPs and private companies, MLP subordinated units and direct ownership of general partner or managing member interests. The value of such securities will be determined by fair valuations determined by the Acquiring Fund’s Board or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Acquiring Fund’s Board. Proper valuation of such securities may require more reliance on the judgment of the Subadviser than valuation of securities for which an active trading market exists.

In addition, as a limited partner in the MLPs, the Acquiring Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes in the financial statements of the Acquiring Fund reflect (i) taxes on unrealized gains/losses, which are attributable to the temporary difference between fair market value and the tax basis of the Acquiring Fund’s assets, (ii) the net tax effects of temporary differences between the carrying amounts of such assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses. To the extent the Acquiring Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Acquiring Fund based on the criterion established by ASC Topic 740 that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss or capital loss carryforwards may expire unused.

The Acquiring Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax asset or liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Acquiring Fund modifies its estimates or assumptions regarding the deferred tax asset or liability.

Deferred tax assets may constitute a relatively high percentage of the Acquiring Fund’s net asset value. Any valuation allowance required against such deferred tax assets or future adjustments to a valuation allowance may reduce the Acquiring Fund’s deferred tax assets and could have a material impact on the Acquiring Fund’s net asset value and results of operations in the period the valuation allowance is recorded or adjusted.

Below Investment Grade Risk

The Acquiring Fund may invest up to 30% (measured at the time of investment) of its Managed Assets in debt securities that are of below investment grade quality. Securities of below investment grade quality, commonly referred to as junk bonds, are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal when due, and are more susceptible to default or decline in market value due to adverse economic and business developments than investment grade securities. Also, to the extent that the rating assigned to a security in the Acquiring Fund’s portfolio is downgraded by any NRSRO, the market price and liquidity of such security may be adversely affected. The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Acquiring Fund’s ability to dispose of a particular security. The market values for securities of below investment grade quality tend to be volatile, and these securities are less liquid than investment grade securities. For these reasons, an investment in the Acquiring Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

—	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

—	greater risk of loss due to default or declining credit quality;

—	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

—

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

See “Risks—Market Discount From Net Asset Value and Expected Reductions in Net Asset Value.”

Leverage Risk

The Acquiring Fund anticipates using leverage to enhance current distributions and total return potential. The Acquiring Fund intends to use financial leverage through bank borrowings or the issuance of debt or other senior securities, including preferred shares, though the Fund has no current intention to issue preferred shares. The Acquiring Fund anticipates that its leverage ratio will vary from time to time; however, the Acquiring Fund generally intends to limit its leverage ratio to 33 1/3% of Managed Assets. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of net asset value and market price of, and distributions on, the common shares. If the Acquiring Fund enters into a credit facility, the Acquiring Fund may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Acquiring Fund would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Acquiring Fund expects that any credit facility would contain covenants that, among other things, likely would limit the Acquiring Fund’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Acquiring Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Acquiring Fund will pay (and common shareholders will bear) any costs and expenses relating to the Acquiring Fund’s use of leverage, which will result in a reduction in the net asset value of the common shares. The Acquiring Fund may, based on its assessment of market conditions, change the leverage ratio. Such changes may impact net investment income and the valuation of the Acquiring Fund’s common shares in the secondary market. To the extent that the Acquiring Fund is required or elects to prepay any debt, the Acquiring Fund may need to liquidate investments to fund such prepayments. Liquidations at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

Furthermore, the Acquiring Fund pays Nuveen Fund Advisors a management fee (who in turn pays a fee to the Subadviser) based on Managed Assets. Nuveen Fund Advisors, in consultation with the Subadviser, will decide whether and how much to leverage the Acquiring Fund based solely on the assessment of whether such use of leverage will advance the Acquiring Fund’s investment objective.

However, the fact that a decision to increase the Acquiring Fund’s leverage will have the effect of increasing Managed Assets and therefore Nuveen Fund Advisors and the Subadviser’s management fees means that Nuveen Fund Advisors may have an incentive to effect, and the Subadviser may have an incentive to recommend, an increase in the Acquiring Fund’s use of leverage. Nuveen Fund Advisors, in consultation with the Subadviser, will only increase the Acquiring Fund’s use of leverage when it determines that such increase is consistent with the Acquiring Fund’s investment objective and will periodically review the Acquiring Fund’s performance and use of leverage with the Acquiring Fund’s Board. There is no assurance that the Acquiring Fund will utilize leverage or that the Acquiring Fund’s leverage strategy will be successful.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Acquiring Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Acquiring Fund seeks to close out an option position. If trading were suspended in an option purchased by the Acquiring Fund, the Acquiring Fund would not be able to close out the option. If the Acquiring Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Derivatives Risk

The Acquiring Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Acquiring Fund invests in a derivative instrument, it can lose more than the principal amount invested. Whether the Acquiring Fund’s use of derivatives is successful will depend on, among other things, if Nuveen Fund Advisors and the Subadviser correctly forecast market values, interest rates and other applicable factors. If Nuveen Fund Advisors and the Subadviser incorrectly forecast these and other factors, the investment performance of the Acquiring Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Acquiring Fund’s ability to successfully use derivative instruments.

Derivative transactions may subject the Acquiring Fund to increased risk of principal loss due to imperfect correlation between the values of the derivatives and the underlying securities or unexpected price or interest rate movements. The Acquiring Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Acquiring Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Acquiring Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Acquiring Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Derivatives involve investment exposure that may exceed their original cost, and a small investment in derivatives could result in a potentially unlimited loss to the Acquiring Fund under certain circumstances.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Acquiring Fund’s counterparties with respect to derivatives, and other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant losses and financial hardships including bankruptcy as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using derivatives or other transactions, the Acquiring Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of insolvency of a counterparty, the Acquiring Fund may sustain losses or be unable to liquidate a derivatives position.

Reliance on Investment Adviser

The Acquiring Fund is dependent upon services and resources provided by Nuveen Fund Advisors, and therefore Nuveen Fund Advisors’ parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2014 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein, may generally have an adverse effect on the financial condition of Nuveen Investments. In addition, the Acquiring Fund is dependent on the Subadviser’s expertise in managing the Acquiring Fund’s portfolio, including MLPs.

Non-Diversification Risk

Because the Acquiring Fund is classified as “non-diversified” under the 1940 Act, it can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. As a result, the Acquiring Fund may be more susceptible than a diversified fund to any single corporate, economic, political, geographic or regulatory occurrence.

Anti-Takeover Provisions

The Acquiring Fund’s Declaration of Trust and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Acquiring Fund or convert the Acquiring Fund to open-end status. These provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then current market price of the common shares.

C.	INFORMATION ABOUT THE REORGANIZATION

General

At meetings held on February 27-29, 2012, the Board approved a proposal to merge the Acquired Fund into the Acquiring Fund. As noted above, the Acquiring Fund and the Acquired Fund have similar investment objectives, policies and portfolio compositions. With respect to the proposed Reorganization, it is intended that the combination of the Funds will enhance the secondary trading market for common shares of the Funds and will result in a lower expense ratio (excluding the costs of leverage) as a result of the increased size of the combined fund. The closing of the Reorganization is contingent upon certain conditions being satisfied. Shareholders of the Acquired Fund must approve the Reorganization of their Fund into the Acquiring Fund. The Acquiring Fund also must obtain the shareholder approvals with respect to the issuance of common shares in connection with the Reorganization in order for the Reorganization to occur. Because the closing of the Reorganization is contingent on both Funds satisfying (or obtaining the waiver of) their respective closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund approve the requisite proposals and your Fund satisfies all of its closing conditions. If the Reorganization is not consummated, each Fund’s Board may take such actions as it deems in the best interest of the Fund, including conducting additional solicitations with respect to the proposals or continuing to operate the Acquired Fund as a stand-alone fund.

Terms of the Reorganization

General.    The Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund (the “Agreement”) sets forth the terms of the Reorganization, under which (i) the Acquiring Fund will acquire all of the assets of the Acquired Fund in exchange for newly issued Acquiring Fund Common Shares, and the Acquiring Fund’s assumption of all of the liabilities of the Acquired Fund, and (ii) the Acquired Fund will distribute the Acquiring Fund Common Shares received by the Acquired Fund to its common shareholders as part of the liquidation, termination and dissolution of the Acquired Fund in accordance with applicable law. No fractional Acquiring Fund Common Shares will be issued to the Acquired Fund’s shareholders, and in lieu of such fractional shares, the Acquired Fund’s shareholders will receive cash. As a result of the Reorganization, the assets of the Acquiring Fund and the Acquired Fund would be combined, and the shareholders of the Acquired Fund would become shareholders of the Acquiring Fund. If Proposals 2 and 3 are approved at the shareholder meeting, the closing date of the Reorganization is expected to be the close of business on or about [            ], or such other date as the parties may agree (the “Closing Date”). Following the Reorganization, the Acquired Fund would terminate its registration as an investment company under the 1940 Act.

Following the Reorganization, common shareholders of the Acquired Fund would own common shares of the Acquiring Fund (including for this purpose any fractional shares to which they would be entitled) with an aggregate net asset value immediately after the Reorganization equal to the aggregate net asset value of the Acquired Fund common shares outstanding immediately prior to the Reorganization. See “Proposal No. 2—Information About the Reorganization—Description of Common Shares Issued by the Acquiring Fund” for a description of the rights of such shareholders. No fractional Acquiring Fund Common Shares, however, will be issued in connection with the Reorganization. In the event there are fractional Acquiring Fund Common Shares due an Acquired Fund shareholder on the Closing Date after the Acquired Fund’s common shares have been exchanged for Acquiring Fund common shares, the Acquiring Fund’s transfer agent will aggregate such fractional Acquiring Fund Common Shares and sell the resulting whole on the NYSE for the account holders of all such fractional interests at a value that may be higher or lower than net asset value, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes). For federal income tax purposes, shareholders will be treated as if they received such fractional share interests and then sold such interests for cash. The holding period and the aggregate tax basis of such fractional share interests received by a shareholder will be the same as the holding period and aggregate tax basis of the Acquired Fund common shares previously held by the shareholder and exchanged therefor, provided the Acquired Fund shares exchanged therefor were held as capital assets. As a result of the Reorganization, common shareholders of the Funds would hold reduced percentages of ownership in the larger combined entity than they held in the Acquiring Fund or Acquired Fund individually.

Valuation of Assets and Liabilities.    If the Reorganization is approved and the other closing conditions are satisfied or waived, the value of the net assets of the Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”). The value of the Acquired Fund’s assets shall be determined by using the valuation procedures adopted by the Board of the Acquired Fund or such other valuation procedures as shall be mutually agreed upon by the parties.

Amendments.    Under the terms of the Agreement, the Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board; provided, however, that following the meeting of the shareholders of the Funds called by each Fund, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund shareholders under the Agreement to the detriment of such shareholders without their further approval.

Conditions.    Under the terms of the Agreement, the closing of the Reorganization is conditioned upon (a) approval by the shareholders of each Fund of the proposals in this Joint Proxy Statement/Prospectus related to the Reorganization, (b) the Funds’ receipt of an opinion to the effect that the Reorganization will qualify as a reorganization under the Code, (c) the absence of legal proceedings challenging the Reorganization and (d) the Funds’ receipt of certain customary certificates and legal opinions. See “—Material Federal Income Tax Consequences of the Reorganization.”

Termination.    The Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or the Vice President without further action by the Board. In addition, any Fund may at its option terminate the Agreement at or before the Closing Date due to (a) a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days; (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears it will not or cannot be met; or (c) a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of a Fund.

Reasons for the Reorganization

Based on the considerations below, the Board of each Fund, including the Board Members who are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Board Members”), has determined that the Reorganization would be in the best interests of the applicable Fund and that the interests of the existing shareholders of the applicable Fund would not be diluted with respect to net asset value as a result of the Reorganization. The Board of each Fund approved the Reorganization and the Board of the Acquired Fund recommends that shareholders of the Acquired Fund approve the Reorganization.

In preparation for meetings of the Boards held on February 27-29, 2012 (together the “Meeting”) at which the Reorganization was proposed, the Adviser provided the Boards with information regarding the proposed Reorganization, including the rationale therefor and alternatives considered to the Reorganization. Prior to approving the Reorganization, the Independent Board Members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. The Boards considered a number of principal factors presented at the time of the Meeting or prior meetings in reaching their determinations, including the following:

—	the compatibility of the Funds’ investment objectives, policies and related risks;

—	consistency of portfolio management;

—	improved economies of scale and the potential for a lower expense ratio;

—	improved secondary market trading;

—	the anticipated tax-free nature of the Reorganization;

—	the potential effects of any deferred tax assets and liabilities;

—	the expected costs of the Reorganization;

—	the terms of the Reorganization and whether the Reorganization would dilute the interests of shareholders of the Funds;

—	the effect of the Reorganization on shareholder rights; and

—	any potential benefits of the Reorganization to the Adviser and its affiliates as a result of the Reorganization.

Compatibility of Investment Objectives, Policies and Related Risks.    Based on the information presented, the Boards noted that the investment objectives, policies and risks of the Funds are similar although there are some differences. The Boards noted that the Acquiring Fund is a non-diversified fund while the Acquired Fund is a diversified fund.

The Boards observed that the Acquiring Fund’s investment objective is to provide tax-advantaged total return, while the Acquired Fund’s investment objective is to provide a high level of after-tax total return. The Boards also noted that under normal circumstances, the Acquiring Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector. The Boards recognized that the Acquired Fund employs a similar 80% policy and that under normal circumstances, at least 80% of the Acquired Fund’s net assets (including any borrowings for investment purposes) will be invested in MLPs and equity securities.

The Boards considered the portfolio composition of each Fund and the impact of the Reorganization on each Fund’s portfolio. The Boards also considered that the Acquiring Fund used leverage in the form of debt borrowings, while the Acquired Fund is not leveraged. The Boards noted that the Acquired Fund, as an unleveraged fund in the MLP closed-end fund category, was unusual and that investors in MLP closed-end funds currently appeared to prefer leveraged MLP strategies. In this regard, the Boards considered management’s discussion of the potential benefits to shareholders from the enhanced competitiveness of the combined investment portfolio of the Funds and the use of a leveraged investment strategy.

Because the Funds have similar investment strategies, the principal risks of each Fund are also similar. However, the Acquiring Fund, as a non-diversified management investment company, is subject to non-diversification risk. Further, to the extent the Acquiring Fund employs a leveraging strategy, its shareholders are subject to risks associated with leverage, whereas the Acquired Fund does not currently use such a strategy (although it reserves the right to do so). In addition, the Acquiring Fund, which was launched in February 2011, has a more limited offering history than does the Acquired Fund, which was organized in 2007.

Consistency of Portfolio Management.    The Boards noted that each Fund has the same investment adviser, sub-adviser and portfolio managers. Through the Reorganization, the Boards recognized that shareholders will remain invested in a closed-end management investment company that will have: greater net assets and benefits from potential economies of scale; the same investment adviser, sub-adviser and portfolio manager; and substantially similar investment objectives and investment strategies.

Improved Economies of Scale and Potential for a Lower Expense Ratio.    The Boards considered the fees and expense ratios of each of the Funds (including estimated expenses of the Acquiring Fund following the Reorganization). As a result of the greater economies of scale from the larger asset size of the Acquiring Fund after the Reorganization, the Boards noted that it was expected that the effective management fee rate and net operating expenses per common share (excluding the costs of leverage) of the combined fund would be lower than that of the Acquiring Fund and Acquired Fund prior to the Reorganization. It is anticipated that the Funds will benefit from the larger asset size as fixed costs are shared over a larger asset base. In addition, the Boards noted the Adviser’s position that the greater asset size of the Acquiring Fund after the Reorganization and the use of a leveraged investment strategy may provide greater investment flexibility.

Improved Secondary Market Trading.    While it is not possible to predict trading levels at the time the Reorganization close, the Boards noted that the Reorganization is being proposed, in part, to seek to enhance the secondary trading market for the common shares of the Funds. The Boards considered that the potential for higher common share net earnings and enhanced total returns over time may contribute to higher common share market prices relative to net asset value, and the Acquiring Fund’s greater market liquidity after the Reorganization may lead to narrower bid-ask spreads and smaller trade-to-trade price movements.

Anticipated Tax-Free Reorganization.    The Reorganization will be structured with the intention that it qualify as tax-free reorganization for federal income tax purposes, and the Funds will obtain an opinion of counsel to this effect (based on certain factual representations and certain customary assumptions).

Deferred Tax Asset and Liability Considerations.    The Boards noted that unlike traditional closed-end funds that are organized as regulated investment companies (“RICs”) for federal income tax purposes, both Funds are operating companies organized as “C” corporations and are, therefore, subject to corporate taxation at the entity level. Accordingly, each Fund records in its financial statements a deferred tax asset (an amount that can be used to offset future taxable income) or a deferred tax liability (a tax due in the future). Any net deferred tax asset or liability is included in each Fund’s net asset value, including at the Valuation Time for the Reorganization, and thus impacts the number of shares to be exchanged in the Reorganization. Further, the Boards noted that as a result of the Reorganization, the Acquiring Fund would succeed to the net deferred tax assets, if any, of the Acquired Fund, but would be subject to limitations imposed under the Internal Revenue Code of 1986, as amended.

Expected Costs of the Reorganization.    The Boards considered the terms and conditions of the Agreement, including the estimated costs associated with the Reorganization and the allocation of such costs between the Acquiring Fund and the Acquired Fund. The Boards noted, however, that, assuming the Reorganization is consummated the Adviser anticipated that the projected costs of the Reorganization may be recovered over time.

Terms of the Reorganization and Impact on Shareholders.    The terms of the Reorganization are intended to avoid dilution of the interests of the existing shareholders of the Funds. In this regard, the Boards considered that each holder of common shares of the Acquired Fund would own common shares of the Acquiring Fund (taking into account any fractional shares to which the shareholder would be entitled) having a value equal to the aggregate per share net asset value of that shareholder’s Acquired Fund common shares immediately prior to the closing of the Reorganization. No fractional common shares of the Acquiring Fund, however, will be issued to shareholders in connection with the Reorganization and, in lieu of such fractional shares, the Acquired Fund’s common shareholders will receive cash.

Effect on Shareholder Rights.    The Boards considered that the Acquiring Fund is organized as a Massachusetts business trust, while the Acquired Fund is organized as a Maryland corporation. The holders of each Fund’s common shares have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation with respect to their Fund and have no preemptive, conversion or exchange rights.

Potential Benefits to the Adviser and its Affiliates.    The Boards recognized that the Reorganization may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of the Acquired Fund as a separate Fund in the Nuveen complex.

Conclusion.    The Boards, including the Independent Board Members, approved the Reorganization, concluding that the Reorganization is in the best interests of the Acquiring Fund and the Acquired Fund and that the interests of existing shareholders of each Fund will not be diluted as a result of the Reorganization.

Capitalization

The following table sets forth the unaudited capitalization of the Funds as of November 30, 2011 and the pro-forma combined capitalization of the combined fund as if the Reorganization had occurred on that date. The table reflects a pro forma exchange ratio of approximately 1.0313 common shares of the Acquiring Fund issued for each common share of the Acquired Fund. If the Reorganization is consummated, the actual exchange ratio may vary.

Common Shareholders’ Equity	Acquiring Fund	Acquired Fund	Pro Forma Adjustments		Combined Fund Pro Forma(1)
Common Shares, $.01 par value per share for the Acquiring Fund, 23,800,246 shares outstanding; $.001 par value per share for the Acquired Fund, 14,810,750 shares outstanding and $.01 par value for the combined Fund pro forma, 39,074,111 shares outstanding	$238,002	$14,811	$137,928	(2)	$390,741
Paid-in surplus	430,526,658	221,198,223	(678,928	)(3)	651,045,953
Accumulated net investment income (loss), net of tax	(5,516,747)	4,267,893	—		(1,248,854)
Accumulated net realized gain (loss), net of tax	(19,664,936)	(42,631,086)	—		(62,296,022)
Net unrealized appreciation (depreciation), net of tax	4,321,642	80,397,095	—		84,718,737

Net assets applicable to common shares	$409,904,619	$263,246,936	$(541,000)		$672,610,555

Net asset value per common share outstanding (net assets applicable to common shares, divided by common shares outstanding)	$17.22	$17.77			$17.21
Authorized Shares:
Common	Unlimited	100,000,000			Unlimited

(1)	The pro forma balances are presented as if the Reorganization was effective as of November 30, 2011, and are presented for information purposes only. The actual closing date of the Reorganization is expected to be , at which time the results would be reflective of the actual composition of shareholders’ equity as of that date.
(2)	Assumes the issuance of 15,273,865 Acquiring Fund Common Shares in exchange for the net assets of the Acquired Fund. These numbers are based on the net asset value of the Acquiring Fund and Acquired Fund as of November 30, 2011, adjusted for estimated Reorganization costs and distributions, if any.
(3)	Includes the impact of estimated total Reorganization costs of $541,000, which will be borne by the shareholders of the Acquiring Fund and the Acquired Fund in the amounts of $214,000 and $327,000, respectively.

Expenses Associated with the Reorganization

In evaluating the Reorganization, management of the Funds estimated the amount of expenses the Funds would incur to be approximately $541,000, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees, proxy solicitation and distribution costs. The expenses of the Reorganization will be allocated between the Funds ratably based on the relative benefits of the Reorganization comprised of forecasted cost savings and distribution increases, if any, to each Fund during the first year following the Reorganization and paid out of each Fund’s net assets applicable to common shares. These estimated expenses will be borne by the Acquiring Fund and the Acquired Fund in the amounts of $214,000 and $327,000, respectively.

Additional solicitation may be made by letter or telephone by officers or employees of Nuveen Investments or the Adviser, or by dealers and their representatives. The Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $[            ] plus reasonable expenses, which is included in the estimate above.

Reorganization expenses have been or will be expensed prior to the Closing Date. Management of the Funds expects that increased net earnings resulting from reduced operating expenses due to economies of scale should allow the recovery of the projected costs of the Reorganization within approximately 13 months after the Closing Date with respect to each Fund.

Dissenting Shareholders’ Rights of Appraisal

Under the Funds’ charter documents, shareholders of the Acquired Fund and Acquiring Fund do not have dissenters’ rights of appraisal with respect to the Reorganization.

Material Federal Income Tax Consequences of the Reorganization

As a condition to each Fund’s obligation to consummate the Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions) with respect to the Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.	The transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, followed by the distribution to the Acquired Fund shareholders of all the Acquiring Fund shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

3.	No gain or loss will be recognized by the Acquired Fund upon the transfer of all of the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to the Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

4.	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund Share.

5.	The aggregate basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization (including any fractional Acquiring Fund share to which a shareholder would be entitled) will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder (including any fractional Acquiring Fund share to which a shareholder would be entitled) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

6.	The basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

If an Acquired Fund shareholder receives cash in lieu of a fractional Acquiring Fund share, the shareholder will be treated as having received the fractional Acquiring Fund share pursuant to the Reorganization and then as having sold that fractional Acquiring Fund share for cash. As a result, each such Acquired Fund shareholder generally will recognize gain or loss equal to the difference between the amount of cash received and the basis in the fractional Acquiring Fund share to which the shareholder is entitled. This gain or loss generally will be a capital gain or loss and generally will be long-term capital gain or loss if, as of the effective time of the Reorganization, the holding period for the shares (including the holding period of Acquired Fund shares surrendered therefor) is more than one year. The deductibility of capital losses is subject to limitations. Any cash received in lieu of a fractional share may be subject to backup withholding taxes.

After the Reorganization, the combined fund’s ability to use the Acquired Fund’s or the Acquiring Fund’s pre-Reorganization capital losses may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income taxes sooner, or pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations, however, will depend on a number of factors including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization. As of November 30, 2011, the Funds had capital loss carryforwards as follows:

	Acquiring Fund	Acquired Fund
Capital loss carryforwards	$19,379,268	$19,682,180

If not applied, the capital loss carryforwards will expire as follows:

Expiration Date	Acquiring Fund	Acquired Fund
Nov. 30, 2013	$—	$19,645,804
Nov. 30, 2014	—	36,376
Nov. 30, 2016	$19,379,268	$—

As of November 30, 2011, the Funds had net operating loss carryforwards as follows:

	Acquiring Fund	Acquired Fund
Net operating loss carryforwards	$5,516,747	$14,395,353

If not applied, the net operating loss carryforwards will expire as follows:

Expiration Date	Acquiring Fund	Acquired Fund
Nov. 30, 2028	$—	$11,001,074
Nov. 30, 2029	—	1,440,597
Nov. 30, 2030	—	1,953,682
Nov. 30, 2031	$5,516,747	$—

This description of the federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisers as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

The foregoing is intended to be only a summary of the principal federal income tax consequences of the Reorganization and should not be considered to be tax advice. There can be no assurance that the IRS will concur on all or any of the issues discussed above. Acquired Fund shareholders are urged to consult their own tax advisers regarding the federal, state and local tax consequences with respect to the foregoing matters and any other considerations which may be applicable to them.

Votes Required

The Reorganization is required to be approved by the affirmative vote of the holders of a majority (more than 50% of the shares entitled to vote on the matter) of the outstanding shares of the Acquired Fund’s common shares, voting as a single class. In addition, common shareholders of the Acquiring Fund voting as a single class are being asked to approve the issuance of additional common shares of the Acquiring Fund in connection with the Reorganization. See “Proposal No. 3—Approval of Additional Common Shares of Acquiring Fund” for a description of the votes required for such share issuance.

Abstentions and broker non-votes will have the same effect as a vote against the approval of the Agreement and Plan of Reorganization. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The closing of the Reorganization is contingent upon certain conditions being satisfied or waived. Shareholders of the Acquired Fund must approve the Reorganization of their Fund into the Acquiring Fund. The Acquiring Fund also must obtain the shareholder approvals described in this Joint Proxy Statement/Prospectus with respect to the Reorganization in order for the Reorganization to occur. Because the closing of the Reorganization is contingent on both the Acquired Fund and the Acquiring Fund satisfying (or obtaining the waiver of) their respective closing conditions, it is possible that the Reorganization will not occur, even if shareholders of your Fund approve the Reorganization and your Fund satisfies all of its closing conditions. If the requisite shareholder approvals are not obtained, each Fund’s Board may take such actions as it deems in the best interest of the Fund including conducting additional solicitations with respect to the proposals or continuing to operate the Fund as a stand-alone fund.

Description of Common Shares Issued by the Acquiring Fund

General

Pursuant to the Acquired Fund’s Articles of Incorporation, as amended or supplemented, the Acquired Fund is authorized to issue up to 100,000,000 shares of common stock, $0.001 par value per share. The aggregate par value of all authorized shares of stock having par value is $100,000.00. A majority of the Acquired Fund’s Board, without any action by the Acquired Fund’s shareholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Acquired Fund has authority to issue. In contrast, under the Acquiring Fund’s Declaration of Trust, the Acquiring Fund is authorized to issue an unlimited number of common shares, which have a par value of $.01 per share. As a general matter, the holders of common shares of each Fund have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation with respect to their Fund and have no preemptive, conversion or exchange rights.

All Acquiring Fund common shares to be offered under this Joint Proxy Statement/Prospectus will, when issued, be fully paid and, subject to matters discussed under “Additional Information About the Funds—Certain Provisions in the Acquiring Fund Declaration of Trust and By-Laws,” non-assessable. If the Acquiring Fund issues preferred S shares, the common shareholders will not be entitled to receive any cash distributions from the Acquiring Fund unless all accrued dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.

Acquiring Fund common shares to be offered under this Joint Proxy Statement/Prospectus have been approved for listing on the NYSE, subject to notice of issuance. The Acquiring Fund intends to hold annual meetings of shareholders so long as the common shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Acquiring Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Funds do not continuously offer shares and do not provide daily redemptions. Rather, if a common shareholder determines to buy additional common shares or sell shares already held, the common shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Funds have, during some periods, traded at prices higher than net asset value and, during other periods, have traded at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the Acquiring Fund’s control, the Acquiring Fund cannot guarantee that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors, and investors in the common shares should not view the Acquiring Fund as a vehicle for trading purposes. The full text of each Fund’s charter documents is on file with the SEC and may be obtained as described on page iv.

Distributions

Each Fund’s quarterly distributions are set pursuant to a managed distribution program. Under that program, the Funds may source their distributions from the following: net distributable cash flow, net realized gains, unrealized gains, and, in certain cases, a return of Fund principal. Net distributable cash flow consists primarily of distributions received from a Fund’s investments in shares of MLPs, less payments on any of its leveraging instruments and other Fund expenses (including taxes paid at the Fund level since each Fund is taxed as a “C” corporation). Currently, the Funds intend to distribute substantially all of their net distributable cash flow received without sourcing incremental amounts from other components.

For purposes of determining the income tax characterization of each Fund’s distributions, amounts in excess of each Fund’s current and accumulated earnings and profits for federal income tax purposes are characterized as a return of capital. Distributions attributable to earnings and profits for federal income tax purposes are characterized as taxable ordinary dividends. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund’s annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by the MLPs on Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses. In addition, a Fund will recognize income (and increase its earnings and profits) should it receive a distribution from an MLP that exceeds its income tax basis in that MLP. Distributions from any given MLP are treated as a return of capital to the extent of a Fund’s income tax basis in that MLP.

The character of each Fund’s distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. The Fund’s accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

Each Fund reserves the right to change the distribution policy and the basis for establishing the rate of its quarterly distributions at any time and may do so without prior notice to its common shareholders.

Dividend Reinvestment Plan

Under the Acquiring Fund’s Dividend Reinvestment Plan (the “Plan”), you may elect to have all dividends and distributions on your common shares automatically reinvested by State Street Bank and Trust Company (the “Plan Agent”) in additional common shares under the Plan. Generally, the terms of the Acquiring Fund’s Dividend Reinvestment Plan are identical to the terms of the Acquired Fund’s Dividend Reinvestment Plan. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by State Street Bank and Trust Company as dividend paying agent.

If you decide to participate in the Plan of the Acquiring Fund, the number of common shares you will receive will be determined as follows:

(1)        If common shares are trading at or above net asset value at the time of valuation, the Acquiring Fund will issue new shares at the then current market price; or

(2)        If common shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common shares issued by the Acquiring Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

If the Plan Agent begins purchasing Acquiring Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon such dividends and distributions. The Acquiring Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of the Acquiring Fund the change is warranted. There is no direct service charge to participants in the Plan; however, the Acquiring Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from State Street Bank and Trust Company, Attn: Computershare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071, (800) 257-8787.

Common Share Price Data

The following table sets forth the high and low sales prices for each Fund’s common shares as reported on the consolidated transaction reporting system for the periods indicated.

	Acquiring Fund
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
November 2011	$17.54	$14.22	$17.41	$14.86	5.92%	-6.19%
August 2011	$19.31	$15.52	$18.50	$14.31	8.46%	-3.64%
May 2011	$20.15	$17.49	$19.38	$17.03	10.47%	0.16%
February 2011(1)	$20.01	$20.00	$19.10	$19.06	4.98%	4.71%

	Acquired Fund
	Market Price		Net Asset Value		Premium/Discount
Quarter Ended	High	Low	High	Low	High	Low
November 2011(2)	$16.30	$15.36	$17.77	$17.20	-7.60%	-12.96%
October 2011	$17.00	$14.60	$17.76	$15.60	-3.07%	-11.22%
July 2011	$17.69	$16.70	$18.31	$17.29	-2.52%	-5.97%
April 2011	$19.50	$17.63	$18.56	$17.71	6.15%	-3.78%
January 2011	$17.95	$17.08	$18.04	$17.40	0.96%	-2.57%
October 2010	$18.47	$16.55	$18.58	$16.59	5.74%	-2.48%
July 2010	$17.84	$14.70	$17.58	$14.61	8.71%	-3.36%
April 2010	$18.00	$14.59	$16.67	$14.75	8.32%	-2.34%
January 2010	$16.41	$13.87	$15.79	$13.42	10.14%	-0.26%
October 2009	$14.80	$12.04	$13.93	$12.30	8.70%	-2.41%
July 2009	$13.06	$11.00	$12.94	$10.99	5.50%	-2.47%

(1)	The Acquiring Fund’s inception date was February 24, 2011.
(2)	For the period November 1, 2011 through November 30, 2011.

On [            ], the closing sale prices of the Acquiring Fund and the Acquired Fund common shares were $[            ] and $[            ], respectively. These prices represent a [discount] to net asset value of the Acquiring Fund of [            ]% and a discount to net asset value of the Acquired Fund of [            ]%.

Common shares of each Fund have historically traded at both a premium and discount to net asset value. It is not possible to state whether Acquiring Fund Common Shares will trade at a premium or discount to net asset value following the Reorganization, or what the extent of any such premium or discount might be.

D.	ADDITIONAL INFORMATION ABOUT THE INVESTMENT POLICIES

Comparison of the Investment Objectives and Policies of the Acquiring Fund and the Acquired Fund

General

The Acquiring Fund and Acquired Fund have similar investment objectives. The Acquiring Fund’s investment objective is to provide tax-advantaged total return. The Acquired Fund’s investment objective is to provide a high level of after-tax total return. Each Fund’s investment objective is a fundamental policy of the Fund and may not be changed, without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting as a single class, and, if applicable, of the holders of a majority of the outstanding preferred shares voting as a separate class.

Investment Policies

The Acquiring Fund and Acquired Fund have similar investment policies. The Acquired Fund pursues its investment objective by investing substantially all of its net assets in publicly traded master limited partnerships (“MLPs”) operating in the energy infrastructure sector of the market. The Acquiring Fund seeks to achieve its investment objective by investing primarily in a portfolio of MLPs in the energy sector. The Funds consider investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, and debt securities of MLPs. The Funds consider an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. For as long as “Energy MLP” is in the name of the Acquiring Fund, the Acquiring Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector. The Acquiring Fund may not change its policy to invest at least 80% of its Managed Assets in MLPs in the energy sector unless it provides shareholders with at least 60 days’ written notice of such change.

MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Funds believe that as a result of the federal income tax characterization of cash distributions made by MLPs to their investors (such as the Funds) a significant portion of the Funds’ income will be tax-deferred, which will allow distributions by each Fund to its shareholders to include high levels of tax-deferred income.

The Acquiring Fund may invest up to 20% of its Managed Assets in securities of issuers that are not MLPs. This 20% allocation may be in any of the securities described in this Joint Proxy Statement/Prospectus and the Reorganization SAI, including securities of non-MLP companies engaged primarily in the energy sector. Such issuers may be treated as corporations for U.S. federal income tax purposes and, therefore, may not offer the tax benefits of investing in MLPs.

The Acquiring Fund is a non-diversified management investment company, while the Acquired Fund is a diversified management investment company.

The Acquired Fund is also subject to a fundamental policy that does not apply to the Acquiring Fund. The Acquired Fund may not make investments for the purpose of exercising control or management. However, the Acquiring Fund is subject to a non-fundamental policy, which may be charged by its Board, that prohibits the Acquiring Fund from purchasing securities of companies for the purpose of exercising control, except to the extent that exercise by the Acquiring Fund of its rights under loan agreements would be deemed to constitute exercising control.

Portfolio Investments

Each Fund’s portfolio will be composed principally of the following investments.

Master Limited Partnerships

Each Fund invests primarily in energy sector MLPs. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Code in order to be treated as partnerships for U.S. federal income tax purposes.

These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The general partner or managing member may be structured as a private or publicly traded corporation or other entity. The general partner or managing member typically control the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors.

MLPs are typically structured such that common units and general partner or managing member interests have first priority to receive the minimum quarterly distribution (the “MQD”). Common and general partner or managing member interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner or managing member interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner or managing member and convert on a one for one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. The general partner or managing member is also normally eligible to receive incentive distributions if the general partner or managing member operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner or managing member increases cash distributions to the limited partners or members, the general partner or managing member receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner or managing member can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner or managing member to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets. Such results benefit all security holders of the MLP.

The Alerian MLP Index, a composite of 50 energy MLPs calculated by Standard & Poor’s using a float-adjusted market capitalization methodology, serves as a primary index for the energy MLP market.

MLP Equity Securities

Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units.    The common units of many MLPs are listed and traded on U.S. securities exchanges, including the NYSE and the NASDAQ. Each Fund will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. Each Fund may invest in different classes of common units.

MLP Subordinated Units.    Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. Each Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights. Each Fund may invest in different classes of subordinated units.

MLP Preferred Units.    MLP preferred units are not typically listed or traded on an exchange. Each Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

Other MLP Equity Securities

Each Fund may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Each Fund intends to purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

I-Shares.    I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in a MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. For purposes of the Acquiring Fund’s policy to invest at least 80% of its Managed Assets in MLPs in the energy sector, securities that are derivatives of interests in MLPs include I-Shares and other derivative securities that have economic characteristics of MLP securities.

MLP General Partner or Managing Member Interests.    The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

MLP Industries

MLPs in the energy sector can generally be classified into the following industries:

Pipeline MLPs.    Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Processing MLPs.    Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Gathering and Processing MLPs.    Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream MLPs.    Midstream MLPs and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Propane MLPs.    Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves a small portion of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. A majority of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

Exploration and Production MLPs.    Exploration and production MLPs include MLPs that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. Exploration and production MLP cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.

Coal MLPs.    Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers.

Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the 1990 Clean Air Act or other laws, regulations or trends have on coal-end users.

Marine Shipping MLPs.    Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

Restricted Securities and Securities with Limited Trading Markets

Each Fund may invest in restricted securities and securities with limited trading markets. The Acquiring Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities, including private investments in public equity (“PIPEs”). PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not pre-registered with the SEC, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company will agree as part of the PIPE deal promptly to register the restricted securities with the SEC. PIPE investments may be deemed illiquid.

If the Acquiring Fund were to assume substantial positions in securities with limited trading markets, the activities of the Acquiring Fund could have an adverse effect upon the liquidity and marketability of such securities and the Acquiring Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist when portfolio securities might have to be sold by the Acquiring Fund at times which otherwise might be considered to be disadvantageous so that the Acquiring Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” (i.e. unregistered or subject to contractual or other legal restrictions on resale) may involve added expenses to the Acquiring Fund should the Acquiring Fund be required to bear registration costs with respect to such securities. The Acquiring Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Acquiring Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on the Acquiring Fund’s net asset value. The Acquiring Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”).

Non-MLP Equity Securities

Each Fund may also invest in non-MLP equity securities, which with respect to the Acquiring Fund may constitute up to 20% of its Managed Assets. Non-MLP equity securities include common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships (other than MLPs).

Common Stock.    Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which a Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Preferred Stock.    Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of a Fund’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which a Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.

Convertible Securities.    A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Warrants and Rights.    Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Subadviser for inclusion in a Fund’s portfolio.

Debt Securities

Each Fund may invest in debt securities, including, but not limited to, structured notes or exchange-traded notes issued by MLPs in the energy sector, that are designed to provide exposure to the MLP market. The Acquiring Fund may invest up to 30% of its Managed Assets in debt securities of MLPs and other issuers of any maturity. Debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Each Fund has the flexibility to invest in debt securities that are below investment grade quality (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”)). These debt securities are commonly referred to as “high yield” securities or “junk” bonds. Each Fund may invest in debt securities without regard to their ratings. Issuers of securities rated Ba/BB+ are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Debt securities rated Baa3 or BBB- or above are considered “investment grade” securities. Debt securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Debt securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad.

Hedging Techniques

In certain market environments, each Fund anticipates it will use various hedging techniques consistent with its top-down investment style with the goal of enhancing its risk-adjusted total return over the longer term. In those circumstances, each Fund will seek to mitigate key risks associated with investments in MLPs including equity securities risk, interest rate risk, commodity price risk and regulatory risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors of the energy MLP market place, or the overall portfolio. In turn, such risks could adversely affect the secondary market price of each Fund’s shares. To execute its hedging operations, each Fund may sell call options, buy call or put options, invest in structured notes or exchange-traded notes or use other derivatives developed in the future. Certain of the potential hedging techniques are discussed more fully below. Each Fund’s use of hedging techniques will be market driven and discretionary, based primarily upon the proprietary analytical methods and qualitative judgments of the Subadviser coupled with the oversight of Nuveen Fund Advisors. There can be no assurance that the hedging techniques, as they may be developed and implemented by each Fund, will be successful in mitigating risk or achieving the goal of enhancing each Fund’s risk-adjusted total return over the longer term.

Each Fund may sell call options on a portion of the Fund’s portfolio of equity securities and on MLP-based securities indices or certain exchange-traded notes. The extent of each Fund’s equity call option writing activity (which may at times be little or none, and at other times, may be on a substantial portion of the Fund’s Managed Assets) will depend on market conditions and an ongoing assessment of the attractiveness (from a risk-adjusted total return standpoint) of writing call options. Generally, the Funds do not intend to sell call options for the express purpose of generating option premiums to enhance distributions to shareholders. To seek to hedge a portion of the Funds’ equity securities risk, the Funds may buy call or put options on a portion of the Fund’s portfolio of equity securities and on MLP-based securities indices or certain exchange-traded notes. In addition, the Funds may make limited short-term investments in structured notes or exchange-traded notes that are designed to provide short exposure to the energy MLP market. To seek to hedge a portion of the Funds’ commodity market risk, the Funds may buy put or call options on energy commodity futures.

Each Fund’s use of derivatives such as the purchase of put or call options may generate costs that would reduce such Fund’s net asset value. These capital costs may be offset over time by gains generated from hedging. The potential to achieve such gains will depend largely on the Subadviser’s investment capabilities in executing the Fund’s hedging techniques.

Other Investment Techniques.    The Funds may use a variety of other investment techniques to seek to achieve their investment objectives, to enhance return, or as a substitute for a position in an underlying asset. From time to time, the Funds may invest in certain derivative instruments such as options, futures, swaps and short sales. In addition, each Fund may purchase securities of other investment companies (for the Acquiring Fund, up to 10% of its Managed Assets), the assets of which consist primarily of securities issued by MLPs in the energy sector. Such investments in derivatives or other investment companies are not expected to offer the same tax benefits of investing directly in MLPs.

Temporary Defensive Positions.    At times the Subadviser may judge that conditions in the markets for securities of MLP entities make pursuing the Acquiring Fund’s primary investment strategy inconsistent with the best interests of its shareholders. At such times the Subadviser may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of the Acquiring Fund’s assets. During temporary defensive periods or in order to keep the Acquiring Fund’s cash fully invested, including during the period when the net proceeds of this offering of Common Shares are first being invested, the Acquiring Fund may deviate from its investment policies and objective. During such periods, the Acquiring Fund may invest up to 100% of its Managed Assets in cash or high quality, short-term investments. There can be no assurance that such strategies will be successful. While the Acquired Fund does not intend to depart from its investment strategy in respect of its investments in MLPs in response to adverse market, economic or political conditions by engaging in transactions or strategies that would involve selling MLP interests in order to purchase the securities of other issuers or by seeking other temporary defensive positions such as cash, it may utilize short-term investments for cash management purposes.

Leverage

Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, (b) the issuance of preferred shares, and (c) borrowings to the extent permitted by the 1940 Act. While both Funds are permitted to use leverage, only the Acquiring Fund currently employs a leverage strategy to enhance investment returns primarily through debt borrowings. The Acquiring Fund anticipates that its leverage ratio will vary from time to time; however, the Acquiring Fund generally intends to limit its leverage ratio to 33 1/3% of its Managed Assets. As of November 30, 2011, the Acquiring Fund’s leverage ratio was 23.37% of its Managed Assets. The Acquiring Fund currently expects to maintain a similar leverage ratio, relative to its Managed Assets (including assets attributable to the Acquired Fund), following the close of the Reorganization.

Neither Fund currently intends to issue preferred shares or debt securities. In addition, both Funds may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. The Funds may not use leverage at all times and the amount of leverage may vary depending upon a number of factors, including Nuveen Fund Advisor’s and the Subadviser’s outlook for the market and the costs that the Funds would incur as a result of such leverage. The use of leverage involves increased risk. There is no assurance that the Funds will utilize leverage or that the Funds’ leverage strategy will be successful.

Under the 1940 Act, each Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 33 1/3% of the Fund’s Managed Assets). In addition, each Fund is not permitted to declare any cash distribution on its Common Shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If a Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%.

Changes in the value of each Fund’s portfolio securities, including costs attributable to borrowings or preferred shares, will be borne entirely by the common shareholders. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per common share to a greater extent than if the Fund were not leveraged.

Utilization of leverage is a speculative investment technique and involves certain risks to the common shareholders. These include increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause common shareholders to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to common shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to common shareholders than if the Fund were not so leveraged.

Under the 1940 Act, a Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than borrowings and outstanding preferred shares).

In addition, a Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings and outstanding preferred shares satisfies the above-referenced 200% coverage requirement. if preferred shares are issued, the Funds intend, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of at least 200%.

Each Fund pays to Nuveen Fund Advisors a management fee (who in turn pays a fee to the Subadviser) based on Managed Assets. Nuveen Fund Advisors, in consultation with the Subadviser, will decide whether and how much to leverage the Fund based solely on the assessment of whether such use of leverage will advance the Fund’s investment objective. However, the fact that a decision to increase a Fund’s leverage will have the effect of increasing Managed Assets and therefore Nuveen Fund Advisors’ and the Subadviser’s management fees means that Nuveen Fund Advisors may have an incentive to effect, and the Subadviser may have an incentive to recommend, an increase in a Fund’s use of leverage. Nuveen Fund Advisors, in consultation with the Subadviser, will only increase a Fund’s use of leverage when it determines that such increase is consistent with a Fund’s investment objective, and will periodically review the Fund’s performance and use of leverage with the Board.

The Board of the Acquired Fund recommends that shareholders of the Acquired Fund vote “FOR” the approval of the Reorganization.

PROPOSAL NO. 3—ISSUANCE OF ADDITIONAL COMMON SHARES OF

ACQUIRING FUND

(ACQUIRING FUND SHAREHOLDERS ONLY)

In connection with the proposed Reorganization, the Acquiring Fund will issue additional Acquiring Fund Common Shares and, subject to notice of issuance, list such shares on the NYSE. The Acquiring Fund will acquire all the assets of the Acquired Fund in exchange for newly issued Acquiring Fund Common Shares and the assumption of all the liabilities of the Acquired Fund. The Acquired Fund will distribute Acquiring Fund Common Shares to its common shareholders and will then terminate its registration under the 1940 Act and dissolve under applicable state law. The Acquiring Fund’s Board, based upon its evaluation of all relevant information, approved the Reorganization, concluding that the Reorganization is in the best interests of the Acquiring Fund and that the interests of existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization.

The aggregate net asset value of Acquiring Fund Common Shares to be issued in the Reorganization will equal the aggregate net asset value of the Acquired Fund’s common shares held immediately prior to the Reorganization. Prior to the closing of the Reorganization, the net asset value of the Acquired Fund and the Acquiring Fund will be reduced by the costs of the Reorganization borne by such Fund. No fractional Acquiring Fund Common Shares will be issued to the Acquired Fund’s shareholders and, in lieu of such fractional shares, the Acquired Fund’s shareholders will receive cash in an amount equal to the value received for such shares in the open market, which may be higher or lower than net asset value. The Reorganization will result in no reduction in net asset value of the Acquiring Fund’s common shares, other than to reflect the costs of the Reorganization. No gain or loss will be recognized by the Acquiring Fund for federal income tax purposes as a direct result of the Reorganization. The Acquiring Fund will continue to operate as a registered closed-end management investment company with the investment objective and policies described in this Joint Proxy Statement/Prospectus.

While applicable state and federal law does not require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares, applicable NYSE rules require the common shareholders of the Acquiring Fund to approve the issuance of additional Acquiring Fund Common Shares to be issued in connection with the Reorganization.

Shareholder approval of the issuance of additional Acquiring Fund Common Shares requires the affirmative vote of a majority of the votes cast on the proposal, provided that a quorum is present. Abstentions and broker non-votes will have no effect on the proposal. Broker non-votes are shares held by brokers or nominees for which the brokers or nominees have executed proxies as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

The consummation of the Reorganization is contingent on the satisfaction or waiver of all closing conditions including approval of the Reorganization by the Acquired Fund’s shareholders.

The Board of the Acquiring Fund recommends that shareholders of the Acquiring Fund vote “FOR” the approval of the issuance of additional Acquiring Fund Common Shares in connection with the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. However, the Acquiring Fund Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Acquiring Fund’s Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Acquiring Fund would be unable to meet its obligations. The Acquiring Fund believes that the likelihood of such circumstances is remote.

The Acquiring Fund Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and preferred shares (if any), voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund Declaration of Trust or the Acquiring Fund’s By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and preferred shares outstanding at the time, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund Declaration of Trust or the Acquiring Fund’s By-Laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund Declaration of Trust relating to such higher votes are in the best interest of the Acquiring Fund.

The Declaration of Trust provides that the obligations of the Acquiring Fund are not binding upon the Fund’s trustees individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Acquiring Fund Declaration of Trust, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

In addition, the By-laws require the Board be divided into three classes with staggered terms. See the Reorganization SAI under “Management of the Funds.” This provision of the By-laws could delay for up to two years the replacement of a majority of the Board.

The provisions of the Acquiring Fund Declaration of Trust and By-laws described above could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Acquiring Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Acquiring Fund’s Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund.

The Acquiring Fund Declaration of Trust provides that common shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board in its discretion may determine. As of the date of this Joint Proxy Statement/Prospectus, no preemptive rights have been granted by the Board.

Reference should be made to the Acquiring Fund’s Declaration of Trust on file with the SEC for the full text of these provisions.

Repurchase of Common Shares; Conversion to Open-End Fund

Each Fund is a closed-end management investment company, and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the common shares of each Fund trade in the open market at a price that is a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end management investment companies may frequently trade at prices lower than net asset value, each Fund’s Board has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. Neither the Acquiring Fund nor the Acquired Fund can assure you that its Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If a Fund converted to an open-end investment company, it would be required to redeem all preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the common shares would no longer be listed on the NYSE. In contrast to a closed-end management investment company, shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See “Certain Provisions in the Acquiring Fund’s Declaration of Trust and By-Laws” above for a discussion of the voting requirements applicable to the conversion of a Fund to an open-end management investment company.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of a Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund, no action should be taken. See the Reorganization SAI under “Repurchase of Common Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

Custodian and Transfer Agent

The custodian of the assets of each Fund is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Funds to Computershare, Inc.

Federal Income Tax Matters Associated with Investment in the Funds

The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Please see the Reorganization SAI for additional information. Investors should rely on their own tax adviser for advice about the particular federal, state and local tax consequences to them of investing in the Funds. Except where noted, this summary deals only with common shares of the Funds held as capital assets. This summary does not represent a detailed description of the United States federal income tax consequences applicable to a holder of common shares of the Funds if such holder is subject to special treatment under the United States federal income tax laws, including if the holder is:

—	a dealer in securities or currencies;

—	a financial institution;

—	a regulated investment company;

—	a real estate investment trust;

—	an insurance company;

—	a tax-exempt organization;

—	a person holding shares of a Fund as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

—	a trader in securities that has elected the mark-to-market method of accounting for its securities;

—	a person liable for alternative minimum tax;

—	a partnership or other pass-through entity for United States federal income tax purposes; or

—	a U.S. Holder (as defined below) whose “functional currency” is not the United States dollar.

As used herein, the term “U.S. Holder” means a beneficial owner of common shares of a Fund that is, for United States federal income tax purposes:

—	an individual citizen or resident of the United States;

—

a corporation (or other entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

—	an estate the income of which is subject to United States federal income taxation regardless of its source; or

—

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

As used herein, the term “non-U.S. Holder” means a beneficial owner of common shares of a Fund that is neither a U.S. Holder nor a partnership (or other entity treated as a partnership for United States federal income tax purposes).

The discussion below is based upon the provisions of the Code and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be replaced, revoked or modified, possibly with retroactive effect, so as to result in United States federal income tax consequences different from those discussed below.

If a partnership holds common shares of a Fund, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Investors that are partners in a partnership holding common shares of a Fund should consult their tax advisors.

This summary does not contain a detailed description of all the United States federal income tax consequences applicable to the Funds or to investors in light of their particular circumstances, and does not address the effects of any state, local or non-United States tax laws. Investors should consult their own tax advisors concerning the United States federal income tax consequences to them of acquiring, owning or disposing of common shares in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

Taxation of the Funds

Each Fund is treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes. Accordingly, each Fund generally is subject to United States federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). Such taxable income generally includes, among other items, all of the Fund’s net income from its investments in the equity securities of MLPs, other types of equity securities, derivatives, debt securities, royalty trusts and foreign securities less Fund expenses. Each Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. A Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on its common shares. In addition, distributions to common shareholders of a Fund will be taxed under United States federal income tax laws applicable to corporate distributions, and thus each Fund’s taxable income will be subject to a double layer of taxation. As a regular corporation, each Fund may also be subject to state income tax or foreign tax by reason of its investments in equity securities of MLPs.

If a Fund is eligible and determines that doing so is in the best interest of its shareholders, the Fund may in the future elect to be treated as a regulated investment company under Subchapter M of the Code for federal income tax purposes. A Fund may make such an election, for example, if changes to the Code made it possible for the Fund to qualify as a regulated investment company despite its concentration in MLP securities. Making such an election would generally, among other things, require that a Fund either (i) be subject to corporate-level taxes on any net built-in gains actually recognized over a ten-year period or (ii) recognize and pay tax on unrealized gains as of the last day of the Fund’s last taxable year as a “C” corporation.

MLP Equity Securities

MLPs are generally characterized as “publicly traded partnerships” for United States federal income tax purposes because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for United States federal income tax purposes. If, however, a publicly traded partnership derives at least 90% of its gross income from qualifying sources as described in Section 7704 of the Code, the publicly traded partnership will be taxed as a partnership for United States federal income tax purposes. These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. Each Fund intends to invest in MLPs only if such MLPs are taxed as partnerships for United States federal income tax purposes, and references in this discussion to MLPs include only MLPs that are so taxed.

When a Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, a Fund will be required to include in its taxable income its allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. A distribution from an MLP is treated as a tax-free return of capital to the extent of a Fund’s basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s basis in its MLP interest. Based upon a review of the historic results of the type of MLPs in which the Funds invest and intend to invest, each Fund expects that the cash distributions it receives with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, a Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to common shareholders.

In addition, for purposes of calculating a Fund’s alternative minimum taxable income, the Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference. Such items will increase a Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

U.S. Holders

Taxation of Dividends.    The gross amount of distributions by a Fund in respect of its common shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and, in the case of dividends paid in taxable years beginning on or before December 31, 2012, will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for the reduced rates of taxation.

To the extent that the amount of any distribution exceeds a Fund’s current and accumulated earnings and profits for a taxable year, as determined under United States federal income tax principles, the distribution will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the common shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of the common shares), and the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such U.S. Holder has held the applicable common shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of MLPs in which the Funds invest and intend to invest, each Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed its earnings and profits. Thus, each Fund anticipates that only a portion of its distributions will be treated as dividends to its common shareholders for United States federal income tax purposes, although no assurance can be given in this regard.

A Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, a Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, a Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, a Fund may make distributions out of its current or accumulated earnings and profits, treated as dividends, in years in which the Fund’s distributions exceed its taxable income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional common shares of a Fund. Common shareholders receiving distributions in the form of additional common shares of a Fund will be treated as receiving a distribution in an amount equal to either the cash that they would have received if they had elected to receive the distribution in cash or, if the distribution is invested in newly issued shares of the Fund, the fair market value of the shares issued to the shareholder.

Taxation of Capital Gains.    A U.S. Holder generally will recognize taxable gain or loss on any sale, exchange or other taxable disposition of common shares in an amount equal to the difference between the amount realized for the common shares and the holder’s adjusted basis in such common shares. Such gain or loss will generally be capital gain or loss. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Tax on Net Investment Income.    For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on “net investment income” of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. For this purpose, “net investment income” will generally include interest, dividends (including dividends paid with respect to a Fund’s common shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of a Fund’s common shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding this additional taxation of net investment income.

Information Reporting and Backup Withholding.    In general, information reporting will apply to distributions in respect of common shares of a Fund and the proceeds from the sale, exchange or other disposition of common shares of a Fund that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. A backup withholding tax (currently at a maximum rate of 28%, but scheduled to increase to 31% after 2012) may apply to such payments if the holder fails to provide a taxpayer identification number (generally on an IRS Form W-9) or certification of other exempt status or fails to report in full dividend and interest income. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders

The following discussion is a summary of certain United States federal income tax consequences that will apply to non-U.S. Holders. Special rules may apply to certain non-U.S. Holders, such as “controlled foreign corporations,” “passive foreign investment companies” and certain expatriates, among others, that are subject to special treatment under the Code. Such non-U.S. Holders should consult their own tax advisors to determine the United States federal, state, local and other tax consequences that may be relevant to them.

Taxation of Dividends.    The gross amount of distributions by a Fund in respect of its common shares will be treated as dividends to the extent paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Dividends paid to a non-U.S. Holder generally will be subject to withholding of United States federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on an IRS Form W-8ECI) are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A non-U.S. Holder who wishes to claim the benefits of an applicable income tax treaty or avoid backup withholding (as discussed below) for dividends will be required (a) to complete IRS Form W-8BEN (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and, if applicable, is eligible for treaty benefits or (b) if common shares of a Fund are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain non-U.S. Holders that are pass-through entities rather than corporations or individuals.

A non-U.S. Holder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

If the amount of a distribution to a non-U.S. Holder exceeds a Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the non-U.S. Holder’s basis in the common shares of a Fund, and then as capital gain. As discussed above under the caption “—U.S. Holders—Taxation of Dividends,” each Fund expects that only a portion of its distributions to its common shareholders with respect to its common shares will be treated as dividends for United States federal income tax purposes, although no assurance can be given in this regard. Capital gain recognized by a non-U.S. Holder as a consequence of a distribution by a Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below under the caption “—Taxation of Capital Gains.”

Taxation of Capital Gains.    A non-U.S. Holder generally will not be subject to United States federal income tax on any gain realized on the disposition of common shares of a Fund unless:

—

the gain is effectively connected with a trade or business of the non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. Holder);

—	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

—	the Fund is or has been a “United States real property holding corporation” for United States federal income tax purposes.

An individual non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the sale under regular graduated United States federal income tax rates. An individual non-U.S. Holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by United States source capital losses, even though the individual is not considered a resident of the United States. If a non-U.S. Holder that is a foreign corporation falls under the first bullet point immediately above, the holder will be subject to tax on its net gain in the same manner as if the holder were a United States person as defined under the Code and, in addition, may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits or at such lower rate as may be specified by an applicable income tax treaty.

A Fund may be a “United States real property holding corporation” for United States federal income tax purposes. With respect to the third bullet point above, if a Fund is or becomes a “United States real property holding corporation,” so long as the Fund’s common shares are regularly traded on an established securities market (such as the NYSE), only a non-U.S. Holder who holds or held (at any time during the shorter of the five-year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s common shares will be subject to United States federal income tax as described in the third bullet point above on the disposition of the Fund’s common shares.

Information Reporting and Backup Withholding.    Each Fund must report annually to the IRS and to each non-U.S. Holder the amount of distributions paid to such holder (whether treated as dividends or a return of capital) and the tax withheld with respect to such distributions. Copies of the information returns reporting such distributions and withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.

A non-U.S. Holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption. Dividends subject to withholding of United States federal income tax as described under the caption “—Non-U.S. Holders—Taxation of Dividends” above will not be subject to backup withholding.

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of common shares of a Fund within the United States or conducted through certain United States-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.

Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a non-U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders should consult their tax advisor regarding the application of the information reporting and backup withholding rules to them.

Additional Withholding Requirements.    Under recently enacted legislation, the relevant withholding agent may be required to withhold 30% of any dividends and the proceeds of a sale of common shares of a Fund paid after December 31, 2012 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its United States accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from United States federal income tax, including individual retirement accounts and other retirement plans, are subject to United States federal income tax on unrelated business taxable income (“UBTI”). Because each Fund is a corporation for United States federal income tax purposes, an owner of shares of a Fund will not report on its federal income tax return any of the Fund’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of shares of a Fund unless its ownership of shares is debt-financed. In general, shares of a Fund would be debt-financed if a tax-exempt owner of the shares incurs debt to acquire the shares or otherwise incurs or maintains a debt that would not have been incurred or maintained if the shares had not been acquired.

Other Taxation

Each Fund’s shareholders may be subject to state, local and foreign taxes on distributions received from the Fund. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

Net Asset Value

Each Fund’s net asset value per share is determined as of the close of the regular session trading (normally 4:00 p.m. Eastern time) on each day the NYSE is open for business. Net asset value is calculated by taking the market value of a Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by such Fund’s Board or its delegate.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service approved by such Fund’s Board. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service, or, in the absence of a pricing service for a particular security, the Board of such Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board’s designee.

In computing net asset value, Acquiring Fund and Acquired Fund will review the valuation of the obligation for income taxes separately for current taxes and deferred taxes due to the differing impact of each on (i) the anticipated timing of required tax payments and (ii) the impact of each on the treatment of distributions by Acquiring Fund and Acquired Fund to their stockholders.

The allocation between current and deferred income taxes is determined based upon the value of assets reported for book purposes compared to the respective net tax bases of assets for federal income tax purposes. It is anticipated that cash distributions from MLPs in which Acquiring Fund and Acquired Fund invest will not equal the amount of taxable income allocable to Acquiring Fund or Acquired Fund primarily as a result of depreciation and amortization deductions recorded by MLPs. This may result, in effect, in a portion of the cash distribution received by Acquiring Fund or Acquired Fund not being treated as income for federal income tax purposes. The relative portion of such distributions not treated as income for tax purposes will vary among MLPs, and also will vary year by year for each MLP, but in each case will reduce Acquiring Fund’s and Acquired Fund’s remaining tax basis, if any, in the particular MLP. The Adviser will be able to directly confirm the portion of each distribution recognized as taxable income when it receives annual tax reporting information from each MLP.

Legal Opinions

Certain legal matters in connection with the issuance of common shares pursuant to the Agreement and Plan of Reorganization will be passed upon by Bingham McCutchen, LLP, Boston, Massachusetts.

Experts

The financial statements of the Acquiring Fund and the Acquired Fund appearing in each Fund’s Annual Report for the period ended November 30, 2011 are incorporated by reference herein. In addition, the Acquired Fund’s financial statements appearing in its Annual Report for the year ended October 31, 2011 are incorporated by reference herein. (Effective November 1, 2011, the Acquired Fund changed its fiscal and tax year ends from October 31 to November 30.) The financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to the Acquiring Fund and the Acquired Fund. The principal business address of PricewaterhouseCoopers LLP is 1 North Wacker Drive, Chicago, Illinois 60606.

GENERAL INFORMATION

Outstanding Shares of the Acquiring Fund and the Acquired Fund

The following table sets forth the number of outstanding common shares and certain other share information, of each Fund as of [                ], 2012.

(1) Title of Class	(2) Shares Authorized	(3) Shares Held by Fund for its Own Account	(4) Shares Outstanding Exclusive of Shares Shown under (3)
Acquiring Fund:
Common shares	Unlimited	[ ]	[ ]
Acquired Fund:
Common shares	100,000,000	[ ]	[ ]

The Acquiring Fund’s common shares are listed and trade on the NYSE under the symbol JMF, and the Acquired Fund’s common shares are listed and trade on the NYSE under the symbol MTP.

Shareholders of the Acquiring Fund and the Acquired Fund

As of [                    ], 2012, the trustees and officers of each Fund as a group owned less than 1% of the total outstanding shares common shares.

Fund and Class	Shareholder Name and Address	Number of Shares Owned	Percentage Owned
Acquiring Fund—Common shares	[ ] [ ] [ ] [ ]	[ ]	[ ]%
Acquired Fund—Common shares	[ ] [ ] [ ] [ ]	[ ]	[ ]%

As of [                    ], 2012, no shareholder or group of shareholders beneficially owned more than 5% of any class of shares for each Fund. This information is based on schedule 13G filings made on or before [                    ].

Audit Committee Report

The Audit Committee of each Fund’s Board is responsible for the oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audit of the financial statements, of each Fund, (2) the quality and integrity of the Funds’ financial statements and (3) the independent registered public accounting firm’s qualifications, performance and independence. In its oversight capacity, the committee reviews each Fund’s annual financial statements with both management and the independent registered public accounting firm and the committee meets periodically with the independent registered public accounting firm and internal auditors to consider their evaluation of each Fund’s financial and internal controls. The committee also selects, retains, evaluates and may replace each Fund’s independent registered public accounting firm. The committee is currently composed of five Independent Board Members and operates under a written charter adopted and approved by each Board. Each committee member meets the independence and experience requirements, as applicable, of the NYSE, NYSE Amex, NASDAQ, Section 10A of the 1934 Act and the rules and regulations of the SEC.

The committee, in discharging its duties, has met with and held discussions with management and each Fund’s independent registered public accounting firm. The committee has also reviewed and discussed the audited financial statements with management. Management has represented to the independent registered public accounting firm that each Fund’s financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 114 (The Auditor’s Communication With Those Charged With Governance), which supersedes SAS No. 61 (Communication with Audit Committees). Each Fund’s independent registered public accounting firm provided to the committee the written disclosure required by Public Company Accounting Oversight Board Rule 3526 (Communications with Audit Committees Concerning Independence), and the committee discussed with representatives of the independent registered public accounting firm their firm’s independence. As provided in the Audit Committee Charter, it is not the committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund’s financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee’s review and discussions with management and the independent registered public accounting firm, the representations of management and the report of the independent registered public accounting firm to the committee, the committee has recommended that the audited financial statements be included in each Fund’s Annual Report.

The current members of the committee are:

Robert P. Bremner

David J. Kundert

William J. Schneider

Carole E. Stone

Terence J. Toth

Each Fund’s Board has appointed PricewaterhouseCoopers LLP as independent registered public accounting firm of each Fund for its current fiscal year.

Audit and Related Fees.    The following tables provide the aggregate fees billed during the Acquired Fund’s last three fiscal years and, with respect to the Acquiring Fund, its last fiscal year, by each Fund’s independent registered public accounting firm for engagements directly related to the operations and financial reporting of each Fund, including those relating (i) to each Fund for services provided to the Fund and (ii) to the Adviser and certain entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Fund (“Adviser Entities”).

	Audit Fees(1)			Audit Related Fees(2)
	Fund			Fund			Adviser and Adviser Entities
	Fiscal Year Ended 2010(5)	Fiscal Year Ended Oct. 31, 2011(5)	Fiscal Year/ Period Ended Nov. 30, 2011	Fiscal Year Ended 2010(5)	Fiscal Year Ended Oct. 31, 2011(5)	Fiscal Year/ Period Ended Nov. 30, 2011	Fiscal Year Ended 2010(5)	Fiscal Year Ended Oct. 31, 2011(5)	Fiscal Year/ Period Ended Nov. 30, 2011
Acquiring Fund(6)	N/A	N/A	48,718	N/A	N/A	0	N/A	N/A	0
Acquired Fund(7)	50,500	47,653	32,200	0	0	0	0	0	0

	Tax Fees(3)						All Other Fees(4)
	Fund			Adviser and Adviser Entities			Fund			Adviser and Adviser Entities
	Fiscal Year Ended 2010(5)	Fiscal Year Ended Oct. 31, 2011(5)	Fiscal Year/ Period Ended Nov. 30, 2011	Fiscal Year Ended 2010(5)	Fiscal Year Ended Oct. 31, 2011(5)	Fiscal Year/ Period Ended Nov. 30, 2011	Fiscal Year Ended 2010(5)	Fiscal Year Ended Oct. 31, 2011(5)	Fiscal Year/ Period Ended Nov. 30, 2011	Fiscal Year Ended 2010(5)	Fiscal Year Ended Oct. 31, 2011(5)	Fiscal Year/ Period Ended Nov. 30, 2011
Acquiring Fund(6)	N/A	N/A	17,500	N/A	N/A	0	N/A	N/A	0	N/A	N/A	0
Acquired Fund(7)	35,000	17,500	0	0	0	0	0	0	0	0	0	0

(1)	“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.
(2)	“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees.”
(3)	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
(4)	“All Other Fees” are the aggregate fees billed for products and services for agreed upon procedures, engagements performed for leveraged funds.
(5)	The Acquired Fund changed its fiscal year end from October to November in November 2011.
(6)	The Fund commenced operations on February 24, 2011.
(7)	Nuveen became the investment adviser to the Fund, and the Fund became part of the Nuveen complex, effective October 6, 2010.

Non-Audit Fees.    The following tables provide the aggregate non-audit fees billed by each Fund’s independent registered accounting firm for services rendered to each Fund, the Adviser and the Adviser Entities during the Acquired Fund’s last three fiscal years and, with respect to the Acquiring Fund, its last fiscal year.

	Total Non-Audit Fees Billed to Fund			Total Non-Audit Fees Billed to Adviser and Adviser Entities (Engagements Related Directly to the Operations and Financial Reporting of Fund)
	Fiscal Year Ended 2010(1)	Fiscal Year Ended Oct. 31, 2011(1)	Fiscal Year/ Period Ended Nov. 30, 2011	Fiscal Year Ended 2010(1)	Fiscal Year Ended Oct. 31, 2011(1)	Fiscal Year/ Period Ended Nov. 30, 2011
Acquiring Fund(2)	N/A	N/A	17,500	N/A	N/A	0
Acquired Fund(3)	35,000	17,500	0	0	0	0

	Total Non-Audit Fees Billed to Adviser and Adviser Entities (All Other Engagements)			Total
	Fiscal Year Ended 2010(1)	Fiscal Year Ended Oct. 31, 2011(1)	Fiscal Year/ Period Ended Nov. 30, 2011	Fiscal Year Ended 2010(1)	Fiscal Year Ended Oct. 31, 2011(1)	Fiscal Year/ Period Ended Nov. 30, 2011
Acquiring Fund(2)	N/A	N/A	0	N/A	N/A	17,500
Acquired Fund(3)	0	0	0	35,000	17,500	0

(1)	The Acquired Fund changed fiscal year end from October to November in November 2011.
(2)	The Fund commenced operations on February 24, 2011.
(3)	Nuveen became the investment adviser to the Fund, and the Fund became part of the Nuveen complex, effective October 6, 2010.

Audit Committee Pre-Approval Policies and Procedures.    Generally, the Audit Committee must approve each Fund’s independent registered public accounting firm’s engagements (i) with the Fund for audit or non-audit services and (ii) with the Adviser and Adviser Entities for non-audit services if the engagement relates directly to the operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent registered public accounting firm for each Fund and the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his/her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

The Audit Committee has approved in advance all audit services and non-audit services that the independent registered public accounting firm provided to each Fund and to the Adviser and Adviser Entities (with respect to the operations and financial reporting of each Fund). None of the services rendered by the independent registered public accounting firm to each Fund or the Adviser or Adviser Entities were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2-01(c)(7)(i)(C) or Rule 2-01(c)(7)(ii) of Regulation S-X.

Section 16(a) Beneficial Interest Reporting Compliance

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require Board Members and officers, the Adviser, affiliated persons of the Adviser and persons who own more than 10% of a registered class of a Fund’s equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund’s shares with the SEC and the NYSE or NYSE Amex, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that its Board Members and officers, the Adviser and affiliated persons of the Adviser have complied with all applicable Section 16(a) filing requirements during its last fiscal year. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund’s equity securities[, except as provided above in the section entitled “Shareholder of the Acquiring Fund and Acquired Fund.”]

Expenses of Proxy Solicitation

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies will be paid by the Funds pro rata based on the projected net benefit and cost savings to each Fund. Additional solicitation may be made by letter or telephone by officers or employees of Nuveen or the Adviser, or by dealers and their representatives. Any additional costs of solicitation will be paid by the Fund that requires additional solicitation.

Shareholder Proposals

[To be considered for presentation at the annual meeting of shareholders of the Funds to be held in 2013, shareholder proposals submitted pursuant to Rule 14a-8 under the 1934 Act must have been received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than [                    ]. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 for the annual meeting must, pursuant to the Acquiring Fund’s By-Laws, submit such written notice to the Acquiring Fund not later than [                    ] or prior to [                    ]. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.]

[If all proposals are approved and the Reorganization is consummated, the Acquired Fund will cease to exist and will not hold its 2013 Annual Meeting. If the Reorganization is not approved or is not consummated, the Acquired Fund will hold its 2013 annual meeting of shareholders, expected to be held in [                     ].]

Shareholder Communications

Fund shareholders who want to communicate with the Board or any individual Board Member should write to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder and note the Fund or Funds that you own. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member it will be sent to the Independent Chairman and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Fiscal Year

The fiscal year end for each Fund is November 30. Effective November 1, 2011, the Acquired Fund changed its fiscal and tax year from October 31 to November 30.

Annual Report Delivery

Annual reports will be sent to shareholders of record of each Fund following each Fund’s fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 12, 2012

Each Fund’s Proxy Statement is available at http://www.nuveenproxy.com/ProxyInfo/CEF/Default.aspx. For more information, shareholders may also contact the applicable Fund at the address and phone number set forth above.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

Other Information

Management of the Funds does not intend to present and does not have reason to believe that others will present any items of business at the Annual Meetings, except as described in this Joint Proxy Statement/Prospectus. However, if other matters are properly presented at the meetings for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and to vote at the Annual Meetings will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder of the Funds during regular business hours for ten days prior to the date of the Annual Meetings.

A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, shall constitute a quorum for the transaction of business. In the absence of a quorum for a particular matter, business may proceed on any other matter or matters which may properly come before the Meeting if there shall be present, in person or by proxy, a quorum of shareholders in respect of such other matters. The chairman of the meeting may, whether or not a quorum is present, propose one or more adjournments of the Annual Meeting on behalf of a Fund without further notice to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy and entitled to vote at the session of the Annual Meeting to be adjourned. Abstentions and broker non-votes will be treated as shares that are present for purposes of determining the presence of a quorum for transacting business at the Annual Meeting.

Broker-dealer firms holding shares in “street name” for the benefit of their customers and clients will request the instruction of such customers and clients on how to vote their shares on the proposals. The NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealers’ request for voting instructions may not vote such customer’s shares on the proposals other than the election of directors. A signed proxy card or other authorization by a beneficial owner of shares of a Fund that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the proposal.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Kevin J. McCarthy

Vice President and Secretary

The Nuveen Funds

[                     ]

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [    ] day of [                    ], 2012 by and among Nuveen Energy MLP Total Return Fund, a Massachusetts business trust (the “Acquiring Fund”), MLP & Strategic Equity Fund, Inc., a Maryland corporation (the “Acquired Fund”), and Nuveen Fund Advisors, Inc., the investment adviser to the Acquiring Fund and Acquired Fund (the “Adviser”) (for purposes of Section 9.1 of the Agreement only). The Acquiring Fund and the Acquired Fund may be referred to together herein as the “Funds.”

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization of the Acquired Fund into the Acquiring Fund will consist of: (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for newly issued common shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Common Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution of all the Acquiring Fund Common Shares to the holders of common shares of the Acquired Fund as part of the termination, dissolution and complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Common Shares; and

WHEREAS, the Board of Trustees of the Acquiring Fund (the “Acquiring Fund Board”) has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization, and the Board of Directors of the Acquired Fund (the “Acquired Fund Board”) has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR

ACQUIRING FUND COMMON SHARES AND THE ASSUMPTION OF THE LIABILITIES OF

THE ACQUIRED FUND AND TERMINATION AND LIQUIDATION OF

THE ACQUIRED FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring

Fund agrees: (i) to issue and deliver to the Acquired Fund the number of Acquiring Fund Common Shares computed in the manner set forth in Section 2.3, and (ii) to assume all of the liabilities of the Acquired Fund, if any, as set forth in Section 1.3. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Acquired Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

The Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Acquired Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, the liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4        LIQUIDATION AND DISTRIBUTION.    On or as soon after the Closing Date as is practicable but in no event later than 12 months after the Closing Date (the “Liquidation Date”): (a) the Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its common shareholders of record, determined as of the Valuation Time, as such term is defined in Section 2.1 (the “Acquired Fund Shareholders”), all of the Acquiring Fund Common Shares received by the Acquired Fund pursuant to Section 1.1 (together with any dividends declared with respect thereto to holders of record as of a time after the Valuation Time and prior to the Liquidation Date (“Interim Dividends”)); and (b) the Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.7 below. Such distribution will be accomplished by the transfer of the Acquiring Fund Common Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders and representing such shareholder’s pro rata share of the Acquiring Fund Common Shares received by the Acquired Fund, and by paying to the shareholders of the Acquired Fund any Interim Dividends on such transferred shares. All issued and outstanding common shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Common Shares in connection with such transfer.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Common Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Common Shares will be issued simultaneously to the Acquired Fund, in an amount computed in the manner set forth in this Agreement, to be distributed to Acquired Fund Shareholders.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Common Shares in a name other than the registered holder of the Acquired Fund’s common shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Common Shares are to be issued and transferred.

1.7        TERMINATION.    The Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Maryland state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4.

1.8        REPORTING.    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), the New York Stock Exchange (“NYSE”) or any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the net assets of the Acquired Fund shall be the value of its assets, less its liabilities, computed as of the close of regular trading on the NYSE on the business day immediately prior to the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures adopted by the Acquired Fund’s Board of Directors or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per Acquiring Fund Common Share shall be computed as of the Valuation Time, using the valuation procedures adopted by the Acquired Fund’s Board of Directors or such other valuation procedures as shall be mutually agreed upon by the parties.

2.3        COMMON SHARES TO BE ISSUED.    The number of Acquiring Fund Common Shares to be issued in exchange for the Acquired Fund’s assets transferred to the Acquiring Fund shall be determined by dividing the value of such assets transferred to the Acquiring Fund (net of the liabilities of the Acquired Fund that are assumed by the Acquiring Fund) determined in accordance with Section 2.1, by the net asset value of an Acquiring Fund Common Share determined in accordance with Section 2.2. No fractional Acquiring Fund Common Shares will be issued to the Acquired Fund’s shareholders and, in lieu of such fractional shares, the Acquired Fund’s shareholders will receive cash. The aggregate net asset value of Acquiring Fund Common Shares received by the Acquired Fund in the Reorganization will equal the aggregate net asset value of Acquired Fund common shares held by shareholders of the Acquired Fund immediately prior to the Reorganization. In the event there are fractional Acquiring Fund Common Shares due an Acquired Fund shareholder on the Closing Date after the Acquired Fund’s common shares have been exchanged for Acquiring Fund Common Shares, the Acquiring Fund’s transfer agent will aggregate such fractional common shares and sell the resulting whole on the NYSE for the account holders of all such fractional interests, and each such holder will be entitled to a pro rata share of the proceeds from such sale. With respect to the aggregation and sale of fractional common shares, the Acquiring Fund’s transfer agent will act directly on behalf of the shareholders entitled to receive fractional shares and will accumulate such fractional shares, sell the shares and distribute the cash proceeds directly to shareholders entitled to receive the fractional shares (without interest and subject to withholding taxes).

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that at the Valuation Time, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Valuation Time shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

2.5        COMPUTATIONS OF NET ASSETS.    All computations of net asset value in this Article II shall be made by or under the direction of State Street Bank and Trust Company (“State Street”) in accordance with its regular practice as custodian of the Funds.

ARTICLE III

CLOSINGS AND CLOSING DATE

3.1        CLOSING DATE.    The Closing shall occur on [                    ], 2012 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of 8:00 a.m. The Closing shall be held as of 8:00 a.m. Central time at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Acquired Fund shall cause State Street, as custodian for the Acquired Fund (the “Custodian”), to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3        TRANSFER AGENT’S CERTIFICATE.    The Acquired Fund shall cause State Street, as transfer agent for the Acquired Fund, to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding common shares owned by each Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause State Street, its transfer agent, to issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Common Shares to be credited on the Closing Date to the Secretary of the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Common Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other parties such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other parties or their counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE ACQUIRED FUND.    The Acquired Fund represents and warrants as follows:

(a)        The Acquired Fund is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b)        The Acquired Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in, the violation of any provision of the Acquired Fund’s Articles of Incorporation, as amended or supplemented (the “Articles of Incorporation”), or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(d)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(e)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(f)        The financial statements of the Acquired Fund as of November 30, 2011, and for the fiscal period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of November 30, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(g)        The financial statements of the Acquired Fund as of October 31, 2011, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of October 31, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (g), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes, as of the date of the financial statements referred to in subsection (f) above, are properly reflected thereon. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(j)        The authorized capital of the Acquired Fund consists of 100,000,000 shares of common stock, par value $0.001 per share. All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(k)        At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund, including the determinations of the Acquired Fund Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)        The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquired Fund with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund has been, and will be (in the case of the short taxable year ending with the Closing Date), treated as a corporation for federal income tax purposes. Immediately before the Closing, the Acquired Fund will meet the requirements of Section 368(a)(2)(F)(ii) of the Code.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Acquiring Fund represents and warrants as follows:

(a)        The Acquiring Fund is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is registered as a closed-end management investment company under the 1940 Act, and such registration is in full force and effect.

(c)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Acquiring Fund’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(d)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(e)        The financial statements of the Acquiring Fund as of November 30, 2011 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of

November 30, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(f)        Since the date of the financial statements referred to in subsection (e) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (f), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(g)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes, as of the date of the financial statements referred to in subsection (e) above, are properly reflected thereon. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(h)        The authorized capital of the Acquiring Fund consists of an unlimited number of common and preferred shares of beneficial interest, par value $0.01 per share. All issued and outstanding shares of beneficial interest of the Acquiring Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations to the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of beneficial interest of the Acquiring Fund, and has no outstanding securities convertible into shares of beneficial interest of the Acquiring Fund.

(i)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determinations of the Acquiring Fund Board required pursuant to Rule 17a-8(a) of the 1940 Act. Subject to approval by shareholders, this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(j)        The Acquiring Fund Common Shares to be issued and delivered to the Acquired Fund for the account of Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of beneficial interest of the Acquiring Fund, and will be fully paid and non-assessable.

(k)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(l)        From the effective date of the Registration Statement (as defined in Section 5.7) through the time of the meeting of shareholders and on the Closing Date, any written information furnished by the Acquiring Fund with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(m)        For each taxable year of its operations (including the taxable year that includes the Closing Date), the Acquiring Fund has been, and will be (in the case of the taxable year that includes the Closing Date), treated as a corporation for federal income tax purposes. Immediately before the Closing, the Acquiring Fund will meet the requirements of Section 368(a)(2)(F)(ii) of the Code.

(n)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Section 1.2, the Acquiring Fund and the Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions.

5.2        APPROVAL OF SHAREHOLDERS.    The Acquiring Fund and the Acquired Fund will call a meeting of their respective shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Acquired Fund covenants that the Acquiring Fund Common Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the

Acquired Fund’s Controller, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Funds will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Common Shares to be issued to Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Funds and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other parties with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meetings of the Funds’ shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquired Fund nor the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or that results in the failure of the transactions to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the parties to this Agreement will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated in Section 8.6.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Fund’s Chief Administrative Officer or Vice President and its Controller, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1        All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing

Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Acquired Fund’s Chief Administrative Officer or Vice President and the Controller, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller of the Fund.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Acquired Fund and the Acquiring Fund hereunder shall also be subject to the fulfillment or waiver of the following conditions:

8.1        This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Acquired Fund’s Articles of Incorporation and By-Laws. In addition, this Agreement, the issuance of Acquiring Fund Common Shares and the transactions contemplated herein shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquiring Fund in accordance with applicable law, the requirements of the applicable exchanges and the provisions of the Acquiring Fund’s Declaration of Trust and By-Laws.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Funds shall have received on the Closing Date an opinion from Vedder Price P.C. dated as of the Closing Date, substantially to the effect that:

(a)        The Acquiring Fund has been formed as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust,” and is existing under the laws of the Commonwealth of Massachusetts and, to such counsel’s knowledge, has the power as a business trust to own all of its properties and assets and to carry on its business as presently conducted, in each case as described in the Joint Proxy Statement/Prospectus included in the Registration Statement.

(b)        The Acquired Fund is a corporation validly existing and in good standing under the laws of the State of Maryland.

(c)        Each Fund is registered as a closed-end management investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(d)        Assuming that the Acquiring Fund Common Shares will be issued in accordance with the terms of this Agreement, the Acquiring Fund Common Shares to be issued and delivered to the Acquired Fund on behalf of its Acquired Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, except that, as described in the Registration Statement, shareholders of the Acquiring Fund may, under certain circumstances, be held personally liable for its obligations, and no shareholder of the Acquiring Fund has, as such holder, any preemptive rights to acquire, purchase or subscribe for any securities of the Acquiring Fund under the Acquiring Fund’s Declaration, By-Laws or Massachusetts law.

(e)        The Registration Statement is effective and, to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States, the Commonwealth of Massachusetts or the State of Maryland is required for consummation by the Funds of the transactions contemplated herein, except as have been obtained.

(f)        With respect to each Fund, the execution and delivery of the Agreement by the Fund, did not, and the performance of the Fund’s obligations pursuant to the terms of the Agreement will not, violate the Fund’s Declaration of Trust or Articles of Incorporation, as applicable, or By-Laws (assuming approval of shareholders of the Funds has been obtained).

Insofar as the opinion expressed above relates to or is dependent upon matters governed by the Commonwealth of Massachusetts, Vedder Price P.C. may rely on the opinion of Bingham McCutchen LLP. Insofar as the opinion expressed above relates to or is dependent upon matters governed by the State of Maryland, Vedder Price P.C. may rely on the opinion of [                    ].

8.6        The Funds shall have received on the Closing Date an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes.

(a)        The transfer of all of the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata distribution to Acquired Fund Shareholders of all the Acquiring Fund Common Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the assets of the Acquired Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to the Acquiring Fund solely in exchange for Acquiring Fund Common Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Common Shares to Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Common Shares in the Reorganization, except with respect to any cash received in lieu of a fractional Acquiring Fund Common Share.

(e)        The aggregate basis of the Acquiring Fund Common Shares received by each Acquired Fund Shareholder pursuant to the Reorganization (including any fractional Acquiring Fund Common Share to which such shareholder would be entitled) will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Common Shares received by each Acquired Fund Shareholder (including any fractional Acquiring Fund Common Share to which such shareholder would be entitled) will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, (B) any Acquired Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.6.

ARTICLE IX

EXPENSES

9.1        The expenses incurred in connection with the Reorganization will be allocated between the Funds involved pro rata based on the projected net benefit to each Fund and paid out of such Fund’s net assets on or before the Closing Date. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transactions; and (g) other related administrative or operational costs.

9.2        Each party represents and warrants to the other parties that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by each Fund’s Chief Administrative Officer or the Vice President without further action by the Acquired Fund Board or Acquiring Fund Board. In addition, this Agreement may be terminated at or before the Closing Date due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)        a condition precedent to the obligations of the terminating party that has not been met or waived and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquired Fund Board or the Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Acquired Fund or Acquiring Fund, respectively.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund Board, the Acquired Fund Board, the Acquired Fund, the Acquiring Fund, the Adviser, or any Fund’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of each Fund as specifically authorized by each Fund’s Board of Directors or Trustees, as applicable; provided, however, that following the meeting of the shareholders of the Funds called by each Fund pursuant to Section 5.2 of this Agreement, no such amendment, modification or supplement may have the effect of changing the provisions for determining the number of Acquiring Fund Common Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2         This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3         This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4         This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5         It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Board members, shareholders, nominees, officers, agents, or employees of the Fund personally, but shall bind only the fund property of the Fund, as provided in the Fund’s Declaration of Trust, which is on file with the Secretary of State of the Commonwealth of Massachusetts. The execution and delivery of this Agreement have been authorized by the Board, and signed by authorized officers of each Fund acting as such. Neither the authorization by such Board members nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the fund property of the respective Fund as provided in each Fund’s Declaration of Trust or Articles of Incorporation, as applicable.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN ENERGY MLP TOTAL RETURN FUND

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

MLP & STRATEGIC EQUITY FUND INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

APPENDIX B

FINANCIAL HIGHLIGHTS

Information contained in the tables below under the headings “Per Share Operating Performance” and “Ratios/Supplemental Data” shows the operating performance for the life of the Fund.

Acquiring Fund

The following financial highlights table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results from a single Fund share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of November 30, 2011, including the financial highlights for the time period then ended, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The Annual Report may be obtained without charge by calling (800) 257-8787.

Year Ended November 30,
Per Share Operating Performance	2011(f)
Beginning Net Asset Value	$19.10
Investment Operations:
Net Investment Income (Loss)(a)	(0.24)
Net Realized/ Unrealized Gain (Loss)	(0.65)

Total	(0.89)

Less Distributions:
Net Investment Income	0.00
Return of Capital	(0.95)

Total	(0.95)

Offering Costs	(0.04)
Ending Net Asset Value	$17.22

Ending Market Value	$16.66
Total Returns:
Based on Market Value(b)	(11.94)%
Based on Net Asset Value(b)	(4.76)%
Ratios/Supplemental Data
Ending Net Assets (000)	$409,905
Ratios to Average Net Assets
Before Reimbursement/Income Taxes/Tax Benefit Expense:
Expenses	(1.78)%*
Net Investment Income (Loss)	(1.78)%*
Ratios to Average Net Assets
After Reimbursement(c)(d)(e):
Expenses	(1.78)%*
Net Investment Income (Loss)	(1.78)%*
Ratios to Average Net Assets
Current and Deferred Tax Benefit (Expense)	0.00%*
Portfolio Turnover Rate	46%
Borrowings at End of Period:
Aggregate Amount Outstanding (000)	$125,000
Asset Coverage Per $1000	$4,280

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Expenses ratios include current and deferred tax benefit (expense) allocated to net investment income (loss) and deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude deferred tax benefit (expense) allocated to realized and unrealized gain (loss).
(e)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Footnote 7–Borrowing Arrangements in the most recent shareholder report.
• Each ratio includes the effect of all interest expense, costs and fees paid on borrowings as follows:

Ratiosof Borrowings Interest Expense to Average Net Assets
2011(f)	0.30	%*
(f)	For the period February 24, 2011 (commencement of operations) through November 30, 2011.
*	Annualized.

Acquired Fund

The following financial highlights table is intended to help you understand the Acquired Fund’s financial performance. Certain information reflects financial results from a single Fund share outstanding throughout each period. The information in the financial highlights is derived from the Fund’s financial statements. The Fund’s annual financial statements as of November 30, 2011, including the financial highlights for each of the five years in the period then ended, have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The Annual Reports may be obtained without charge by calling (800) 257-8787.

MLP & Strategic Equity

	Year Ended November 30,	Year Ended October 31,
Per Share Operating Performance	2011(e)	2011	2010	2009	2008	2007(f)
Beginning Net Asset Value	$17.75	$17.44	$13.47	$11.70	$18.06	$19.10
Investment Operations:
Net Investment Income (Loss)(a)	(0.01)	(0.21)	(0.14)	(0.15)	(0.09)	0.04
Net Realized/ Unrealized Gain (Loss)	0.03	1.45	4.95	2.82	(5.07)	(0.74)

Total	0.02	1.24	4.81	2.67	(5.16)	(0.70)

Less Distributions:
Net Investment Income	0.00	(0.59)	0.00	0.00	0.00	(0.03)
Return of Capital	0.00	(0.34)	(0.84)	(0.90)	(1.20)	(0.27)

Total	0.00	(0.93)	(0.84)	(0.90)	(1.20)	(0.30)

Offering Costs	0.00	0.00	0.00	0.00	0.00	(0.04)
Ending Net Asset Value	$17.77	$17.75	$17.44	$13.47	$11.70	$18.06

Ending Market Value	$16.15	$16.35	$17.41	$14.42	$13.00	$16.24
Total Returns:
Based on Market Value(b)	(1.22)%	(0.82)%	26.91%	20.47%	(12.82)%	(17.37)%
Based on Net Asset Value(b)	0.11%	7.25%	36.28%	25.04%	(29.45)%	(3.77)%

	Year Ended November 30,		Year Ended October 31,
	2011(e)		2011	2010	2009	2008	2007(f)
Ratios/Supplemental Data
Ending Net Assets (000)	$263,247		$262,851	$258,158	$198,284	$170,399	$262,603
Ratios to Average Net Assets
Before Reimbursement/Income Taxes/Tax Benefit Expense:
Expenses	(1.45	)%*	(1.20)%	(1.31)%	(1.35)%	(1.33)%	(1.35	)%*
Net Investment Income (Loss)	(1.45	)%*	(1.20)%	(1.31)%	(1.32)%	(0.62)%	0.62	%*
Ratios to Average Net Assets
After Reimbursement(c)(d):
Expenses	(2.52	)%*	(4.93)%	(8.36)%	(1.35)%	(1.33)%	(1.35	)%*
Net Investment Income (Loss)	(0.66	)%*	(1.17)%	(0.86)%	(1.32)%	(0.62)%	0.62	%*
Ratios to Average Net Assets
Current and Deferred Tax Benefit (Expense)	(1.13	)%*	(3.73)%	(7.05)%	0.00%	0.00%	0.00%
Portfolio Turnover Rate	20%		37%	16%	38%	5%	0%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the fiscal years ended subsequent to October 31, 2009, where applicable, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
For the fiscal years ended subsequent to October 31, 2009, where applicable, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
For the period June 29, 2007, (commencement of operations) through October 31, 2009, MLP & Strategic Equity’s (MTP) Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Advisors. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Expenses ratios include current and deferred tax benefit (expense) allocated to net investment income (loss) and deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude deferred tax benefit (expense) allocated to realized and unrealized gain (loss).
(e)	For the one month ended November 30, 2011.
(f)	For the period June 29, 2007 (commencement of operations) through October 31, 2007.
*	Annualized.

APPENDIX C

BENEFICIAL OWNERSHIP

Beneficial Ownership

The following table lists the dollar range of equity securities beneficially owned by each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees as a group in each Fund and in all Nuveen funds overseen by the Board Member nominee as of November 30, 2011.

Board Member Nominees	Nuveen Energy MLP Total Return	MLP & Strategic Equity	Aggregate Dollar Range of Securities in All Registered Investment Companies Overseen by Board Member/Nominees in Family of Investment Companies(1)
Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	$0	$0	Over $	100,000
Jack B. Evans	$0	$0	Over $	100,000
William C. Hunter	$0	$0	Over $	100,000
David J. Kundert	$0	$0	Over $	100,000
William J. Schneider	$0	$0	Over $	100,000
Judith M. Stockdale	$0	$0	Over $	100,000
Carole E. Stone	$0	$0	Over $	100,000
Virginia L. Stringer	$0	$0	Over $	100,000
Terrence J. Toth	$0	$0	Over $	100,000

Board Member/Nominee who is an interested person of the Funds
John P. Amboian	$0	$0	Over $	100,000

(1)	The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member/Nominees in the Funds and in all Nuveen funds overseen by the Board Member/Nominees.

C-1

The following table sets forth, for each Board Member and Board Member Nominee and for the Board Members and Board Member Nominees and officers as a group, the amount of shares beneficially owned in each Fund as of November 30, 2011. The information as to beneficial ownership is based on statements furnished by each Board Member and officer.

Board Member Nominees	Nuveen Energy MLP Total Return	MLP & Strategic Equity
Board Members/Nominees who are not interested persons of the Funds
Robert P. Bremner	None	None
Jack B. Evans	None	None
William C. Hunter	None	None
David J. Kundert	None	None
William J. Schneider	None	None
Judith M. Stockdale	None	None
Carole E. Stone	None	None
Virginia L. Stringer	None	None
Terrence J. Toth	None	None

Board Member/Nominee who is an interested person of the Funds
John P. Amboian	None	None

Board Members and Officers as a Group	None	None

C-2

APPENDIX D

NUMBER OF BOARD AND COMMITTEE MEETINGS HELD DURING

EACH FUND’S LAST FISCAL YEAR

Fund	Regular Board Meeting	Special Board Meeting	Executive Committee Meeting	Dividend Committee Meeting
Energy MLP Total Return	5	3	1	3
MLP & Strategic Equity for fiscal year end October 31, 2011	6	3	0	7
for fiscal period end November 30, 2011	1	0	0	0

Fund	Compliance, Risk Management and Regulatory Oversight Committee Meeting	Nominating and Governance Committee Meeting	Audit Committee Meeting
Energy MLP Total Return	3	5	5
MLP & Strategic Equity for fiscal year end October 31, 2011	5	6	4
for fiscal period end November 30, 2011	0	0	1

*	Effective November 1, 2011, MLP & Strategic Equity Fund changed its fiscal and tax year ends from October 31 to November 30. Accordingly, information is provided for MLP & Strategic Equity Fund for both the fiscal year end October 31, 2011 and the fiscal period end November 30, 2011 (covering the period from November 1, 2011 through November 30, 2011).

The Closed-End Funds Committee of the Boards of Trustees/Directors of the Funds was established by the Boards effective January 1, 2012, after the close of each Fund’s last fiscal year/period end.

D-1

APPENDIX E

NUVEEN FUND BOARD

AUDIT COMMITTEE CHARTER

I. Organization and Membership

There shall be a committee of each Board of Directors/Trustees (the “Board”) of the Nuveen Management Investment Companies (the “Funds” or, individually, a “Fund”) to be known as the Audit Committee. The Audit Committee shall be comprised of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. In particular, each member must meet the independence and experience requirements applicable to the Funds of the exchanges on which shares of the Funds are listed, Section 10A of the Securities Exchange Act of 1934 (the “Exchange Act”), and the rules and regulations of the Securities and Exchange Commission (the “Commission”). Each such member of the Audit Committee shall have a basic understanding of finance and accounting, be able to read and understand fundamental financial statements, and be financially literate, and at least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also serve as the Audit Committee’s “financial expert” as defined by the Commission). The Board shall appoint the members and the Chairman of the Audit Committee, on the recommendation of the Nominating and Governance Committee. The Audit Committee shall meet periodically but in any event no less frequently than on a semi-annual basis. Except for the Funds, Audit Committee members shall not serve simultaneously on the audit committees of more than two other public companies.

II. Statement of Policy, Purpose and Processes

The Audit Committee shall assist the Board in oversight and monitoring of (1) the accounting and reporting policies, processes and practices, and the audits of the financial statements, of the Funds; (2) the quality and integrity of the financial statements of the Funds; (3) the Funds’ compliance with legal and regulatory requirements, (4) the independent auditors’ qualifications, performance and independence; and (5) oversight of the Pricing Procedures of the Funds and the Valuation Group. In exercising this oversight, the Audit Committee can request other committees of the Board to assume responsibility for some of the monitoring as long as the other committees are composed exclusively of independent directors.

In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of the Funds. The Audit Committee shall meet periodically with Fund management, the Funds’ internal auditor, and the Funds’ independent auditors, in separate executive sessions. The Audit Committee shall prepare reports of the Audit Committee as required by the Commission to be included in the Fund’s annual proxy statements or otherwise.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Audit Committee and to otherwise discharge its responsibilities, including appropriate funding as determined by the Audit Committee for compensation to independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for a Fund, compensation to advisers employed by the Audit Committee, and ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, as determined in its discretion. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) (collectively, “Nuveen”) or the Funds’ independent auditors or outside counsel to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Funds’ independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

Responsibilities

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting, disclosure and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. Each independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Funds shall report directly to the Audit Committee. The independent auditors are ultimately accountable to the Board and the Audit Committee. It is the ultimate responsibility of the Audit Committee to select, appoint, retain, evaluate, oversee and replace any independent auditors and to determine their compensation, subject to ratification of the Board, if required. These Audit Committee responsibilities may not be delegated to any other Committee or the Board.

The Audit Committee is responsible for the following:

With respect to Fund financial statements:

1.	Reviewing and discussing the annual audited financial statements and semi-annual financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds’ disclosures in its periodic reports under “Management’s Discussion and Analysis.”

2.	Requiring the independent auditors to deliver to the Chairman of the Audit Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors’ review of the Funds’ financial statements, which information the Chairman shall further communicate to the other members of the Audit Committee, as deemed necessary or appropriate in the Chairman’s judgment.

3.	Discussing with management the Funds’ press releases regarding financial results and dividends, as well as financial information and earnings guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

4.	Discussing with management and the independent auditors (a) significant financial reporting issues and judgments made in connection with the preparation and presentation of the Funds’ financial statements, including any significant changes in the Funds’ selection or application of accounting principles and any major issues as to the adequacy of the Funds’ internal controls and any special audit steps adopted in light of material control deficiencies; and (b) analyses prepared by Fund management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements.

5.	Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds’ financial statements.

6.	Reviewing and discussing reports, both written and oral, from the independent auditors and/or Fund management regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

7.	Discussing with Fund management the Funds’ major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds’ risk assessment and risk management policies and guidelines. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to risk assessment and risk management.

8.	Reviewing disclosures made to the Audit Committee by the Funds’ principal executive officer and principal financial officer during their certification process for the Funds’ periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds’ internal controls. In fulfilling its obligations under this paragraph, the Audit Committee may review in a general manner the processes other Board committees have in place with respect to deficiencies in internal controls, material weaknesses, or any fraud associated with internal controls.

With respect to the independent auditors:

1.	Selecting, appointing, retaining or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating, evaluating and overseeing the work of the independent auditor (including the resolution of disagreements between Fund management and the independent auditor regarding financial reporting).

2.

Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors’ evaluation of the Funds’ financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management’s response, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, any significant disagreements with management, any accounting adjustments noted or proposed by the auditor but not made by the Fund, any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement, any significant changes required from the originally planned audit programs and any adjustments to the financial statements recommended by the auditors.

3.	Pre-approving all audit services and permitted non-audit services, and the terms thereof, to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit, in accordance with any policies or procedures relating thereto as adopted by the Board or the Audit Committee. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

4.	Obtaining and reviewing a report or reports from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds consistent with Independent Standards Board Standard 1, as may be amended, restated, modified or replaced) regarding (a) the independent auditor’s internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates, in order to assist the Audit committee in assessing the auditor’s independence. After reviewing the foregoing report[s] and the independent auditor’s work throughout the year, the Audit Committee shall be responsible for evaluating the qualifications, performance and independence of the independent auditor and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of Fund management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

5.	Reviewing any reports from the independent auditors mandated by Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds’ financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

6.	Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

7.	Establishing and recommending to the Board for ratification policies for the Funds’, Fund management’s or the Fund adviser’s hiring of employees or former employees of the independent auditor who participated in the audits of the Funds.

8.	Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor.

With respect to any internal auditor:

1.	Reviewing the proposed programs of the internal auditor for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

2.	Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

With respect to pricing and valuation oversight:

1.	The Board has responsibilities regarding the pricing of a Fund’s securities under the 1940 Act. The Board has delegated this responsibility to the Committee to address valuation issues that arise between Board meetings, subject to the Board’s general supervision of such actions. The Committee is primarily responsible for the oversight of the Pricing Procedures and actions taken by the internal Valuation Group (“Valuation Matters”). The Valuation Group will report on Valuation Matters to the Committee and/or the Board of Directors/Trustees, as appropriate.

2.	Performing all duties assigned to it under the Funds’ Pricing Procedures, as such may be amended from time to time.

3.	Periodically reviewing and making recommendations regarding modifications to the Pricing Procedures as well as consider recommendations by the Valuation Group regarding the Pricing Procedures.

4.	Reviewing any issues relating to the valuation of a Fund’s securities brought to the Committee’s attention, including suspensions in pricing, pricing irregularities, price overrides, self-pricing, NAV errors and corrections thereto, and other pricing matters. In this regard, the Committee should consider the risks to the Funds in assessing the possible resolutions of these Valuation Matters.

5.	Evaluating, as it deems necessary or appropriate, the performance of any pricing agent and recommending changes thereto to the full Board.

6.	Reviewing any reports or comments from examinations by regulatory authorities relating to Valuation Matters of the Funds and considering management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, proposing to management and/or the full Board the modification of the Fund’s policies and procedures relating to such matters. The Committee, if deemed necessary or desirable, may also meet with regulators.

7.	Meeting with members of management of the Funds, outside counsel, or others in fulfilling its duties hereunder, including assessing the continued appropriateness and adequacy of the Pricing Procedures, eliciting any recommendations for improvements of such procedures or other Valuation Matters, and assessing the possible resolutions of issues regarding Valuation Matters brought to its attention.

8.	Performing any special review, investigations or oversight responsibilities relating to Valuation as requested by the Board of Directors/Trustees.

9.	Investigating or initiating an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s policies and procedures relating to Valuation Matters not otherwise assigned to another Board committee.

Other responsibilities:

1.	Reviewing with counsel to the Funds, counsel to Nuveen, the Fund adviser’s counsel and independent counsel to the Board legal matters that may have a material impact on the Fund’s financial statements or compliance policies.

2.	Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

3.	Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

4.	Reviewing the reports of examinations by regulatory authorities as they relate to financial statement matters.

5.	Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds’ financial statements or accounting policies.

6.	Obtaining reports from management with respect to the Funds’ policies and procedures regarding compliance with applicable laws and regulations.

7.	Reporting regularly to the Board on the results of the activities of the Audit Committee, including any issues that arise with respect to the quality or integrity of the Funds’ financial statements, the Funds’ compliance with legal or regulatory requirements, the performance and independence of the Funds’ independent auditors, or the performance of the internal audit function.

8.	Performing any special reviews, investigations or oversight responsibilities requested by the Board.

9.	Reviewing and reassessing annually the adequacy of this charter and recommending to the Board approval of any proposed changes deemed necessary or advisable by the Audit Committee.

10.	Undertaking an annual review of the performance of the Audit Committee.

11.	Establishing procedures for the receipt, retention and treatment of complaints received by the Funds regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission of concerns regarding questionable accounting or auditing matters by employees of Fund management, the investment adviser, administrator, principal underwriter, or any other provider of accounting-related services for the Funds, as well as employees of the Funds.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds’ financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com

MLP-

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

RELATING TO THE REORGANIZATION OF

NUVEEN ENERGY MLP TOTAL RETURN FUND (JMF)

AND

MLP & STRATEGIC EQUITY FUND INC. (MTP)

(EACH, A “FUND” AND TOGETHER, THE “FUNDS”)

This Statement of Additional Information (“SAI”) is available to shareholders of MLP & Strategic Equity Fund Inc. in connection with the proposed reorganization of their Fund (the “Acquired Fund”) into Nuveen Energy MLP Total Return Fund (the “Acquiring Fund”), pursuant to an Agreement and Plan of Reorganization (the “Agreement”) that provides for (i) the Acquiring Fund’s acquisition of all the assets of the Acquired Fund in exchange for newly issued common shares of the Acquiring Fund, par value $0.01 per share (“Acquiring Fund Common Shares”), and the Acquiring Fund’s assumption of all the liabilities of the Acquired Fund, and (ii) the distribution of the Acquiring Fund Common Shares received by the Acquired Fund to its common shareholders, as part of the liquidation, dissolution and termination of the Acquired Fund in accordance with applicable law.

This SAI is not a prospectus and should be read in conjunction with the Joint Proxy Statement/Prospectus filed on Form N-14 with the Securities and Exchange Commission (the “SEC”) dated [                ], 2012 relating to the proposed Reorganization of the Acquired Fund into the Acquiring Fund (the “Joint Proxy Statement/Prospectus”). A copy of the Joint Proxy Statement/Prospectus and other information may be obtained without charge by calling (800) 257-8787, by writing to the Funds or from the Funds’ website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Funds’ website is not part of the Joint Proxy Statement/Prospectus or this SAI. You may also obtain a copy of the Joint Proxy Statement/Prospectus on the SEC’s website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Joint Proxy Statement/Prospectus.

This SAI is dated [                ], 2012.

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Nuveen Fund Advisors has selected FAMCO MLP to serve as subadviser to each of the Funds. FAMCO MLP manages approximately $3.0 billion of MLP and energy infrastructure assets, which included the assets of three publicly traded MLP closed-end funds (including the Funds), as of February 29, 2012.

INVESTMENT OBJECTIVES AND POLICIES

The following supplements the information contained in the Joint Proxy Statement/Prospectus concerning the investment objectives, policies, and techniques of the Funds.

The Acquiring Fund and Acquired Fund have similar investment objectives. The Acquiring Fund’s investment objective is to provide tax-advantaged total return. The Acquired Fund’s investment objective is to provide a high level of after-tax total return. Each Fund’s investment objective is a fundamental policy of the Fund and may not be changed, without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting as a single class, and, if applicable, of the holders of a majority of the outstanding preferred shares voting as a separate class.

The investment policies described below, except as set forth under “Investment Restrictions,” are not fundamental policies and may be changed by the Fund’s Board of Directors or Board of Trustees, as applicable (each, a “Board” and each Director or Trustee, as applicable, a “Board Member”) without the approval of shareholders.

Investment Policies

The Acquiring Fund and Acquired Fund have similar investment policies. The Acquired Fund pursues its investment objective by investing substantially all of its net assets in publicly traded master limited partnerships (“MLPs”) operating in the energy infrastructure sector of the market. The Acquiring Fund seeks to achieve its investment objective by investing primarily in a portfolio of MLPs in the energy sector. The Funds consider investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs, including I-Shares, and debt securities of MLPs. The Funds consider an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal. For as long as “Energy MLP” is in the name of the Acquiring Fund, the Acquiring Fund will invest at least 80% of its Managed Assets in MLPs in the energy sector. The Acquiring Fund may not change its policy to invest at least 80% of its Managed Assets in MLPs in the energy sector unless it provides shareholders with at least 60 days’ written notice of such change.

MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Funds believe that as a result of the federal income tax characterization of cash distributions made by MLPs to their investors (such as the Funds) a significant portion of the Funds’ income will be tax-deferred, which will allow distributions by each Fund to its shareholders to include high levels of tax-deferred income.

The Acquiring Fund may invest up to 20% of its Managed Assets in securities of issuers that are not MLPs. This 20% allocation may be in any of the securities described in the Joint Proxy

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Statement/Prospectus and the Reorganization SAI, including securities of non-MLP companies engaged primarily in the energy sector. Such issuers may be treated as corporations for U.S. federal income tax purposes and, therefore, may not offer the tax benefits of investing in MLPs.

PORTFOLIO COMPOSITION

In addition to and supplementing the Joint Proxy Statement/Prospectus, each Fund’s portfolio will be composed principally of the investments described below.

Master Limited Partnerships

Each Fund invests primarily in energy sector MLPs. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in Section 7704 of the Code in order to be treated as partnerships for U.S. federal income tax purposes.

These qualifying sources include interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. The general partner or managing member may be structured as a private or publicly traded corporation or other entity. The general partner or managing member typically control the operations and management of the entity through an up to 2% general partner or managing member interest in the entity plus, in many cases, ownership of some percentage of the outstanding limited partner or member interests. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. Due to their structure as partnerships for U.S. federal income tax purposes and the expected character of their income, MLPs generally do not pay federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors.

MLPs are typically structured such that common units and general partner or managing member interests have first priority to receive the minimum quarterly distribution (previously defined as “MQD”). Common and general partner or managing member interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common units and general partner or managing member interests have been paid, subordinated units generally receive distributions; however, subordinated units generally do not accrue arrearages. The subordinated units are normally owned by the owners or affiliates of the general partner or managing member and convert on a one for one basis into common units, generally in three to five years after the MLP’s initial public offering or after certain distribution levels have been exceeded. Distributable cash in excess of the MQD is distributed to both common and subordinated units generally on a pro rata basis. The general partner or managing

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member is also normally eligible to receive incentive distributions if the general partner or managing member operates the business in a manner which results in payment of per unit distributions that exceed threshold levels above the MQD. As the general partner or managing member increases cash distributions to the limited partners or members, the general partner or managing member receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner or managing member can reach a tier where it receives 50% of every incremental dollar distributed by the MLP. These incentive distributions encourage the general partner or managing member to increase the partnership’s cash flow and raise the quarterly cash distribution by pursuing steady cash flow investment opportunities, streamlining costs and acquiring assets. Such results benefit all security holders of the MLP.

The Alerian MLP Index, a composite of 50 energy MLPs calculated by Standard & Poor’s using a float-adjusted market capitalization methodology, serves as a primary index for the energy MLP market.

Securities

MLP Equity Securities

Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units, as described more fully below.

MLP Common Units.    The common units of many MLPs are listed and traded on U.S. securities exchanges, including the NYSE and the NASDAQ. Each Fund will purchase such common units through open market transactions and underwritten offerings, but may also acquire common units through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Holders of such common units are typically entitled to receive the MQD, including arrearage rights, from the issuer. Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unit holders. In addition, incentive distributions are typically not paid to the general partner or managing member unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unit holders are intended to have a preference to the remaining assets of the issuer over holders of subordinated units. MLPs also issue different classes of common units that may have different voting, trading, and distribution rights. Each Fund may invest in different classes of common units.

MLP Subordinated Units.    Subordinated units, which, like common units, represent limited partner or member interests, are not typically listed or traded on an exchange. Each Fund may purchase outstanding subordinated units through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner or managing member. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals. MLPs also issue different classes of subordinated units that may have different voting, trading, and distribution rights. Each Fund may invest in different classes of subordinated units.

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MLP Preferred Units.    MLP preferred units are not typically listed or traded on an exchange. Each Fund may purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

Other MLP Equity Securities

Each Fund may invest in equity securities issued by affiliates of MLPs, including the general partners or managing members of MLPs. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Each Fund intends to purchase such other MLP equity securities through market transactions, but may also do so through direct placements.

I-Shares.    I-Shares represent an ownership interest issued by an MLP affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in a MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE. For purposes of the Acquiring Fund’s policy to invest at least 80% of its Managed Assets in MLPs in the energy sector, securities that are derivatives of interests in MLPs include I-Shares and other derivative securities that have economic characteristics of MLP securities.

MLP General Partner or Managing Member Interests.    The general partner or managing member interest in MLPs is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner or managing member interest can be liable in certain circumstances for amounts greater than the amount of the holder’s investment in the general partner or managing member. General partner or managing member interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner or managing member interests can be privately held or owned by publicly traded entities. General partner or managing member interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership or limited liability company agreement. In addition, holders of general partner or managing member interests typically receive incentive distribution rights (“IDRs”), which provide them with an increasing share of the entity’s aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unit holders in the event of a reduction in the MLP’s quarterly distribution. The ability of the limited partners or members to remove the general partner or managing member without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset.

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MLP Industries

MLPs in the energy sector can generally be classified into the following industries:

Pipeline MLPs.    Pipeline MLPs are common carrier transporters of natural gas, natural gas liquids (primarily propane, ethane, butane and natural gasoline), crude oil or refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline MLPs also may operate ancillary businesses such as storage and marketing of such products. Pipeline MLPs derive revenue from capacity and transportation fees. Historically, pipeline output has been less exposed to cyclical economic forces due to its low cost structure and government-regulated nature. In addition, most pipeline MLPs have limited direct commodity price exposure because they do not own the product being shipped.

Processing MLPs.    Processing MLPs are gatherers and processors of natural gas as well as providers of transportation, fractionation and storage of natural gas liquids (“NGLs”). Processing MLPs derive revenue from providing services to natural gas producers, which require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based, although it is not uncommon to have some participation in the prices of the natural gas and NGL commodities for a portion of revenue.

Gathering and Processing MLPs.    Gathering and processing companies are subject to natural declines in the production of oil and natural gas fields, which utilize their gathering and processing facilities as a way to market their production, prolonged declines in the price of natural gas or crude oil, which curtails drilling activity and therefore production, and declines in the prices of natural gas liquids and refined petroleum products, which cause lower processing margins. In addition, some gathering and processing contracts subject the gathering or processing company to direct commodities price risk.

Midstream MLPs.    Midstream MLPs and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events, and economic conditions, among others.

Propane MLPs.    Propane MLPs are distributors of propane to homeowners for space and water heating. Propane MLPs derive revenue from the resale of the commodity on a margin over wholesale cost. The ability to maintain margin is a key to profitability. Propane serves a small portion of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. A majority of annual cash flow is earned during the winter heating season (October through March). Accordingly, volumes are weather dependent, but have utility type functions similar to electricity and natural gas.

Exploration and Production MLPs.    Exploration and production MLPs include MLPs that are engaged in the exploration, development, production and acquisition of crude oil and natural gas properties. Exploration and production MLP cash flows generally depend on the volume of crude oil and natural gas produced and the realized prices received for crude oil and natural gas sales.

Coal MLPs.    Coal MLPs own, lease and manage coal reserves. Coal MLPs derive revenue from production and sale of coal, or from royalty payments related to leases to coal producers.

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Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. Coal MLPs are subject to operating and production risks, such as: the MLP or a lessee meeting necessary production volumes; federal, state and local laws and regulations which may limit the ability to produce coal; the MLP’s ability to manage production costs and pay mining reclamation costs; and the effect on demand that the Environmental Protection Agency’s standards set in the 1990 Clean Air Act or other laws, regulations or trends have on coal-end users.

Marine Shipping MLPs.    Marine shipping MLPs are primarily marine transporters of natural gas, crude oil or refined petroleum products. Marine shipping MLPs derive revenue from charging customers for the transportation of these products utilizing the MLPs’ vessels. Transportation services are typically provided pursuant to a charter or contract, the terms of which vary depending on, for example, the length of use of a particular vessel, the amount of cargo transported, the number of voyages made, the parties operating a vessel or other factors.

MLPs typically achieve distribution growth by internal and external means. MLPs achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called “greenfield projects.” External growth is achieved by making accretive acquisitions. MLPs also may achieve external growth due to higher commodity prices.

MLPs are subject to various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities. These laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. MLPs are subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

MLPs operating interstate pipelines and storage facilities are subject to substantial regulation by the Federal Energy Regulatory Commission (“FERC”), which regulates interstate transportation rates, services and other matters regarding natural gas pipelines including: the establishment of rates for service; regulation of pipeline storage and liquified natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and operating interstate pipeline and storage facilities; and certain other matters. FERC also regulates the interstate transportation of crude oil, including: regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

MLPs may be subject to liability relating to the release of substances into the environment, including liability under federal “Superfund” and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of MLPs.

MLPs are subject to numerous business related risks, including: deterioration of business fundamentals reducing profitability due to development of alternative energy sources, consumer

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sentiment with respect to global warming, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition that reduces the MLP’s market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLPs upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLPs to successfully integrate recent or future acquisitions; and the general level of the economy.

Restricted Securities and Securities with Limited Trading Markets

Each Fund may invest in restricted securities and securities with limited trading markets. The Acquiring Fund may invest up to 30% of its Managed Assets in unregistered or otherwise restricted securities, including private investments in public equity (“PIPEs”). PIPE investors purchase securities directly from a publicly traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not pre-registered with the SEC, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Accordingly, the company will agree as part of the PIPE deal promptly to register the restricted securities with the SEC. PIPE investments may be deemed illiquid.

If the Acquiring Fund were to assume substantial positions in securities with limited trading markets, the activities of the Acquiring Fund could have an adverse effect upon the liquidity and marketability of such securities and the Acquiring Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist when portfolio securities might have to be sold by the Acquiring Fund at times which otherwise might be considered to be disadvantageous so that the Acquiring Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” (i.e. unregistered or subject to contractual or other legal restrictions on resale) may involve added expenses to the Acquiring Fund should the Acquiring Fund be required to bear registration costs with respect to such securities. The Acquiring Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Acquiring Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on the Acquiring Fund’s net asset value. As more fully described below, the Acquiring Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”).

Rule 144A Securities

The Acquiring Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

The Board has determined that Rule 144A securities may be considered liquid securities if so determined by the Subadviser. The Subadviser has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, the Subadviser may make the determination as to whether a

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particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

To the extent that liquid Rule 144A securities that the Acquiring Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Acquiring Fund’s assets invested in illiquid assets would increase. The Subadviser will monitor the Acquiring Fund’s investments in Rule 144A securities and will consider appropriate measures to enable the Acquiring Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes.

Non-MLPs

Each Fund may also invest in companies that are not organized or taxed as MLPs. Non-MLP companies may include companies that operate energy assets but which are organized as corporations rather than in partnership form. Generally, the partnership form is more suitable for companies that operate assets which generate more stable cash flows. Companies that operate “midstream” assets (e.g., transporting, processing, storing, distributing and marketing) tend to generate more stable cash flows than those that engage in exploration and development or delivery of products to the end consumer. Non-MLP companies also may include companies that provide services directly related to the generation of income from energy-related assets, such as oil drilling services, pipeline construction and maintenance, and compression services.

Non-MLP Equity Securities

Each Fund may also invest in non-MLP equity securities, which with respect to the Acquiring Fund may constitute up to 20% of its Managed Assets. Non-MLP equity securities include common and preferred stock, convertible securities, warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships (other than MLPs).

Common Stock.    Common stock generally represents an equity ownership interest in an issuer. Although common stocks have historically generated higher average total returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in those returns and may under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by a Fund. Also, prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which a Fund has exposure. Common stock prices fluctuate for several reasons including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political or economic events which effect the issuers. In addition, common stock prices may be particularly sensitive to rising interest rates, which increases borrowing costs and the costs of capital.

Preferred Stock.    Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is

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junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of a Fund’s portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which a Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company’s performance improves.

Convertible Securities.    A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Warrants and Rights.    Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Subadviser for inclusion in a Fund’s portfolio.

Royalty Trusts

The Acquiring Fund may invest in royalty trusts. However, such investments do not count towards the Acquiring Fund’s 80% policy. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to stockholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. As these deplete, production and cash flows steadily decline, which may decrease distributions. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

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Debt Securities

Each Fund may invest in debt securities, including, but not limited to, structured notes or exchange-traded notes issued by MLPs in the energy sector, that are designed to provide exposure to the MLP market. The Acquiring Fund may invest up to 30% of its Managed Assets in debt securities of MLPs and other issuers of any maturity. Debt securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Each Fund has the flexibility to invest in debt securities that are below investment grade quality (that is, rated Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”), BB+ or lower by Standard & Poor’s Financial Services, LLC, a subsidiary of The McGraw Hill Companies, Inc. (“S&P”) or Fitch Ratings, Inc. (“Fitch”), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”). These debt securities are commonly referred to as “high yield” securities or “junk” bonds. Each Fund may invest in debt securities without regard to their ratings. Issuers of securities rated Ba/BB+ are regarded as having current capacity to make principal and interest payments but are subject to business, financial or economic conditions which could adversely affect such payment capacity. Debt securities rated Baa3 or BBB- or above are considered “investment grade” securities. Debt securities rated below investment grade quality are obligations of issuers that are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Debt securities rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad.

A general description of Moody’s, S&P’s and Fitch’s ratings of bonds is set forth in Appendix A hereto. The ratings of Moody’s, S&P and Fitch generally represent their opinions as to the quality of the bonds they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk and liquidity of the securities. Consequently, bonds with the same maturity, coupon and rating may have different yields while obligations of the same maturity and coupon with different ratings may have the same yield.

If a security satisfies a Fund’s minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, such Fund will not be required to dispose of such security. If a downgrade occurs, the Subadviser will consider what action, including the sale of such security, is in the best interest of us and our shareholders.

Securities Rated Below Investment Grade

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a Fund with a commensurate effect on the value of such Fund’s shares.

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The secondary markets for high yield securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund to dispose of particular portfolio investments, may adversely affect such Fund’s net asset value per share and may limit the ability of such Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund’s portfolio may become illiquid and the proportion of a Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in the past. See “Risks—Below Investment Grade Risk” in the Prospectus.

Zero Coupon Securities

A Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for a Fund to dispose of them or determine their current value.

Variable Rate Obligations

Each Fund may invest in variable rate obligations. Variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indexes, such as the prime rate, and at specified intervals. Such obligations include, but are not limited to, variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

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Certain of the variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments that may be purchased by a Fund may not trade in a secondary market and would derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as “readily marketable” for the purposes of determining whether the instrument is an illiquid security unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid. The Subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or the third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and such Fund’s custodian.

U.S. Government Obligations

Securities issued or guaranteed by U.S. Government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Loans of Portfolio Securities

Each Fund’s Board may authorize the Fund to lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own

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cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

Derivatives

Each Fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements), to manage the effective maturity or duration of debt instruments held by the Fund, or to seek to increase the Fund’s income or gain.

Each Fund may purchase and sell stock or bond index futures contracts; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, futures contracts, indexes and other financial instruments; enter into forward transactions, equity or debt swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed to the extent that the Subadviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). Each Fund’s interest rate transactions may take the form of swaps, caps, floors, collars and other combinations of options, forwards, swaps and/or futures.

Each Fund is not a “commodity pool” (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the Commodity Futures Trading Commission (“CFTC”)), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter,

(i)        its pro rata share of the sum of the amount of initial margin deposits on futures contracts entered into by the Fund and premiums paid for unexpired options with respect to such contracts does not exceed 5% of the liquidation value of the Fund’s net assets, after taking into account unrealized profits and unrealized losses on such contracts and options (in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation); or

(ii)        the aggregate “notional value” (i.e., the size of the contract, in contract units, times the current market price (futures position) or strike price (options position) of each such unit) of the contract, does not exceed the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on such contracts and options.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Nuveen Fund Advisors’ and the Subadviser’s views as to certain market movements are incorrect, the risk that the use of Derivatives could result in significantly greater losses than if they had not been used.

Futures Contracts.    Each Fund may trade futures contracts: (1) on domestic and foreign exchanges on bond indexes; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as

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described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions.

Options.    In order to hedge against adverse market shifts or to increase income or gain, each Fund may purchase put and call options or write “covered” put and call options on securities or fixed income instruments or on futures contracts on securities or stock indexes. A call option is “covered” if, so long as a Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, such Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as such Fund’s obligation as writer of the option continues. By writing a put, a Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as such Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, such Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, such Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the

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investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, a Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

Each Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other

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instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

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Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. Each Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that the Subadviser deems to be creditworthy. In the absence of a change in the current position of the SEC, OTC options purchased by a Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

Each Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

Each Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objective and the restrictions set forth herein.

Each Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indexes, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

Options on Futures Contracts.    Each Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the

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delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Risk Factors.    Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent Nuveen Fund Advisors’ and Subadviser’s views as to certain market movements are incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options. See “Leverage” in the Prospectus.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which

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they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used. See “Risks—Derivatives Risk” in the Joint Proxy Statement/Prospectus.

Use of Segregated and Other Special Accounts.    Use of many Derivatives by a Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security or financial instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with established procedures. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price.

OTC options entered into by a Fund, including those on securities, financial instruments or indexes, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when the Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by the Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit the initial margin and, in some instances, the daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. The Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the

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same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Other Investment Companies

Each Fund may invest in securities of other open- or closed-end investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and are permissible under the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by other investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemption granted under the 1940 Act.

Each Fund may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its common shares, during periods when there is a shortage of attractive securities available in the market, or when the Subadviser believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by the Subadviser or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. As a stockholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Subadviser will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available investments in other securities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. The net asset value and market value of leveraged shares will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged shares.

Foreign Securities

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

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There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding or other taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

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Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a

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U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

Hedging Techniques

In certain market environments, each Fund anticipates it will use various hedging techniques consistent with its top-down investment style with the goal of enhancing its risk-adjusted total return over the longer term. In those circumstances, each Fund will seek to mitigate key risks associated with investments in MLPs including equity securities risk, interest rate risk, commodity price risk and regulatory risk, which, among other factors, could adversely affect market valuations of specific securities or certain sectors of the energy MLP market place, or the overall portfolio. In turn, such risks could adversely affect the secondary market price of each Fund’s shares. To execute its hedging operations, each Fund may sell call options, buy call or put options, invest in structured notes or exchange-traded notes or use other derivatives developed in the future. Certain of the potential hedging techniques are discussed more fully below. Each Fund’s use of hedging techniques will be market driven and discretionary, based primarily upon the proprietary analytical methods and qualitative judgments of the Subadviser coupled with the oversight of Nuveen Fund Advisors. There can be no assurance that the hedging techniques, as they may be developed and implemented by each Fund, will be successful in mitigating risk or achieving the goal of enhancing each Fund’s risk-adjusted total return over the longer term.

Each Fund may sell call options on a portion of the Fund’s portfolio of equity securities and on MLP-based securities indices or certain exchange-traded notes. The extent of each Fund’s equity call option writing activity (which may at times be little or none, and at other times, may be on a substantial portion of the Fund’s Managed Assets) will depend on market conditions and an ongoing assessment of the attractiveness (from a risk-adjusted total return standpoint) of writing call options. Generally, the Funds do not intend to sell call options for the express purpose of generating option premiums to enhance distributions to shareholders. To seek to hedge a portion of the Funds’ equity securities risk, the Funds may buy call or put options on a portion of the Fund’s portfolio of equity securities and on MLP-based securities indices or certain exchange-traded notes. In addition, the Funds may make limited short-term investments in structured notes or exchange-traded notes that are designed to provide short exposure to the energy MLP market. To seek to hedge a portion of the Funds’ commodity market risk, the Funds may buy put or call options on energy commodity futures.

Each Fund’s use of derivatives such as the purchase of put or call options may generate costs that would reduce such Fund’s net asset value. These capital costs may be offset over time by gains

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generated from hedging. The potential to achieve such gains will depend largely on the Subadviser’s investment capabilities in executing the Fund’s hedging techniques.

Other Investment Techniques.    The Funds may use a variety of other investment techniques to seek to achieve their investment objectives, to enhance return, or as a substitute for a position in an underlying asset. From time to time, the Funds may invest in certain derivative instruments such as options, futures, swaps and short sales. In addition, each Fund may purchase securities of other investment companies (for the Acquiring Fund, up to 10% of its Managed Assets), the assets of which consist primarily of securities issued by MLPs in the energy sector. Such investments in derivatives or other investment companies are not expected to offer the same tax benefits of investing directly in MLPs.

Temporary Defensive Positions.    At times the Subadviser may judge that conditions in the markets for securities of MLP entities make pursuing the Acquiring Fund’s primary investment strategy inconsistent with the best interests of its shareholders. At such times the Subadviser may, temporarily, use alternative strategies primarily designed to reduce fluctuations in the value of the Acquiring Fund’s assets. During temporary defensive periods or in order to keep the Acquiring Fund’s cash fully invested, including during the period when the net proceeds of this offering of Common Shares are first being invested, the Acquiring Fund may deviate from its investment policies and objective. During such periods, the Acquiring Fund may invest up to 100% of its Managed Assets in cash or cash equivalents. There can be no assurance that such strategies will be successful. While the Acquired Fund does not intend to depart from its investment strategy in respect of its investments in MLPs in response to adverse market, economic or political conditions by engaging in transactions or strategies that would involve selling MLP interests in order to purchase the securities of other issuers or by seeking other temporary defensive positions such as cash, it may utilize short-term investments for cash management purposes.

Cash and cash equivalents are defined to include, without limitation, the following:

(1)        Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2)        Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are

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normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3)        Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Subadviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

(4)        The Acquiring Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(5)        The Acquiring Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6)        The Acquiring Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

Leverage

Each Fund may utilize the following forms of leverage: (a) portfolio investments that have the economic effect of leverage, including but not limited to investments in futures, options and inverse floating rate securities, (b) the issuance of preferred shares, and (c) borrowings to the extent permitted by the 1940 Act. While both Funds are permitted to use leverage, only the Acquiring Fund currently employs a leverage strategy to enhance investment returns primarily through debt borrowings. The Acquiring Fund anticipates that its leverage ratio will vary from time to time; however, the Acquiring Fund generally intends to limit its leverage ratio to 33 1/3% of its Managed Assets. As of November 30, 2011, the Acquiring Fund’s leverage ratio was 23.37% of its Managed Assets. The Acquiring Fund currently expects to maintain a similar leverage ratio, relative to its Managed Assets (including assets attributable to the Acquired Fund), following the close of the Reorganization.

Neither Fund currently intends to issue preferred shares or debt securities. In addition, both Funds may borrow for temporary, emergency or other purposes as permitted by the 1940 Act. The Funds may not use leverage at all times and the amount of leverage may vary depending upon a

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number of factors, including Nuveen Fund Advisor’s and the Subadviser’s outlook for the market and the costs that the Funds would incur as a result of such leverage. The use of leverage involves increased risk. There is no assurance that the Funds will utilize leverage or that the Funds’ leverage strategy will be successful.

Under the 1940 Act, each Fund is not permitted to incur indebtedness, including through the issuance of debt securities, unless immediately thereafter the total asset value of the Fund’s portfolio is at least 300% of the aggregate amount of outstanding indebtedness (i.e., the aggregate amount of outstanding debt may not exceed 33 1/3% of the Fund’s Managed Assets). In addition, each Fund is not permitted to declare any cash distribution on its common shares unless, at the time of such declaration, the net asset value of the Fund’s portfolio (determined deducting the amount of such distribution) is at least 300% of the aggregate amount of such outstanding indebtedness. If a Fund borrows money, the Fund intends, to the extent possible, to retire outstanding debt from time to time to maintain coverage of any outstanding indebtedness of at least 300%.

Changes in the value of each Fund’s portfolio securities, including costs attributable to borrowings or preferred shares, will be borne entirely by the common shareholders. If there is a net decrease (or increase) in the value of a Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per common share to a greater extent than if the Fund were not leveraged.

Utilization of leverage is a speculative investment technique and involves certain risks to the common shareholders. These include increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. So long as the Fund is able to realize a higher net return on its investment portfolio than the then-current cost of any leverage together with other related expenses, the effect of the leverage will be to cause common shareholders to realize a higher rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then-current cost of any leverage, together with other related expenses, approaches the net return on the Fund’s investment portfolio, the benefit of leverage to common shareholders will be reduced, and if the then-current cost of any leverage together with related expenses were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to common shareholders than if the Fund were not so leveraged.

Under the 1940 Act, a Fund is not permitted to issue preferred shares unless immediately after such issuance the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s assets less all liabilities other than borrowings and outstanding preferred shares).

In addition, a Fund is not permitted to declare any cash dividend or other distribution on its common shares unless, at the time of such declaration, the value of the Fund’s assets less liabilities other than borrowings and outstanding preferred shares satisfies the above-referenced 200% coverage requirement. If preferred shares are issued, the Funds intend, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of at least 200%.

Each Fund pays to Nuveen Fund Advisors a management fee (who in turn pays a fee to the Subadviser) based on its Managed Assets. Nuveen Fund Advisors, in consultation with the Subadviser, will decide whether and how much to leverage the Fund based solely on the assessment of whether such use of leverage will advance the Fund’s investment objective. However, the fact that a decision to

26

increase a Fund’s leverage will have the effect of increasing Managed Assets and therefore Nuveen Fund Advisors’ and the Subadviser’s management fees means that Nuveen Fund Advisors may have an incentive to effect, and the Subadviser may have an incentive to recommend, an increase in a Fund’s use of leverage. Nuveen Fund Advisors, in consultation with the Subadviser, will only increase a Fund’s use of leverage when it determines that such increase is consistent with a Fund’s investment objective, and will periodically review the Fund’s performance and use of leverage with the Board.

INVESTMENT RESTRICTIONS

In addition to each Fund’s investment objective, the following investment restrictions are fundamental policies for the Funds and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, of such Fund, voting as a single class, and, if applicable, of the holders of a majority of the outstanding preferred shares, voting separately. For this purpose, “a majority of the outstanding shares” means the vote of (1) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities, whichever is less.

Except as described below, each Fund may not:

Acquiring Fund	Acquired Fund

1) Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act;	1) Issue senior securities or borrow money except as permitted by Section 18 of the 1940 Act or otherwise as permitted by applicable law;

2) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities;

2) Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act in selling portfolio securities;

3) Invest more than 25% of its total assets in securities of issuers in any one industry other than issuers in the energy industry;[1]

3) Invest more than 25% of its total assets (taken at market value at the time of each investment) in the securities of issuers in any one industry; provided that nothing in this limitation will prevent the Fund from investing substantially all of its net assets in the Energy Related Industries;

[1]	For purposes of this restriction, governments and their political subdivisions are not members of any industry.

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Acquiring Fund	Acquired Fund

4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);

4) Purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) invest in securities directly or indirectly secured by timber, oil, natural gas, coal, electricity or other energy related commodities or securities issued by entities that invest in or hold such commodities; and (iii) purchase and sell forward contracts, financial futures contracts and options thereon;

5) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;

5) Make loans to other persons, except that (i) the Fund may issue preferred stock; (ii) the Fund will not be deemed to be making a loan to the extent that the Fund takes short positions using forward contracts, purchases bonds, debentures or other debt securities, preferred securities, commercial paper, pass through instruments, bank loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law;

6) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act; and	6) Make investments for the purpose of exercising control or management; and

7) Purchase or sell real estate, but this shall not prevent the Fund from investing in municipal securities secured by real estate or interests therein or foreclosing upon and selling such real estate;

7) Make any investment inconsistent with the Fund’s classification as a diversified company under the Investment Company Act.

The Acquiring Fund is a non-diversified management company, while the Acquired Fund is a diversified investment management company. Consequently, as to 75% of the Acquired Fund’s total assets, the Fund may not (i) purchase the securities of any one issuer (other than cash, securities of other investment companies and securities issued by the U.S. government or its agencies or instrumentalities) if immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in securities of such issuer or (ii) purchase more than 10% of the outstanding voting securities of such issuer.

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Subject to certain exemptions, under the 1940 Act, each Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, each Fund will bear its ratable share of that investment company’s expenses and will remain subject to payment of each Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of common shares of each Fund would therefore be subject to duplicative expenses to the extent a Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. Each Fund may not:

Acquiring Fund	Acquired Fund

1) Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder;	1) Purchase securities of other investment companies, except to the extent that such purchases are permitted by applicable law, including any exemptive orders issued by the SEC;

2) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities; and

2) Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in investment restriction number 1 above or except as may be necessary in connection with transactions described above; and

3) Purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

3) Purchase any securities on margin except as may be necessary in connection with transactions described under “Investment Strategy” above and except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio investments (the deposit or payment by the Fund of initial or variation margin in connection with forward contracts and financial futures contracts and options thereon is not considered the purchase of a security on margin).

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

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Portfolio Turnover

It is not the policy of either Fund to engage in transactions with the objective of seeking profits from short-term trading. However, each Fund may engage in active and frequent trading when Nuveen Fund Advisors and the Subadviser each believes such trading is, in light of prevailing economic and market conditions, in the best interests of such Fund’s shareholders. Frequent trading also increases transaction costs, which could detract from a Fund’s performance.

For the fiscal years/period ended November 30, 2011 for each Fund and, October 31, 2011 and October 31, 2010 for the Acquired Fund, the portfolio turnover rates of each Fund were as follows:

Fund	Fiscal Period Ended Nov. 30, 2011		Fiscal Year Ended Oct. 31, 2011	Fiscal Year Ended Oct. 31, 2010
Acquiring Fund	46	%(1)	N/A	N/A
Acquired Fund	20	%(2)	37%	16%

(1)	For the period February 24, 2011 (commencement of operations) through November 30, 2011.
(2)	For the Period November 1, 2011 through November 30, 2011. Effective November 1, 2011, the Acquired Fund changed its fiscal and tax year ends from October 31 to November 30. Accordingly, rates are shown for the Acquired Fund for both the fiscal year end October 31, 2011 and the fiscal period end November 30, 2011.

There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by a Fund. In addition, high portfolio turnover may result in the realization of capital gains by a Fund on which income tax may be imposed and which may increase the amount of the Fund’s distributions that will be taxable as dividends.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for each Fund under its investment management agreement with Nuveen Fund Advisors (“the Management Agreement”), is the responsibility of the Board of each Fund. (The same Board and officers oversee each Fund.) The number of board members of the Funds is nine, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and eight of whom are not interested persons (referred to herein as “independent trustees”). None of the independent board members has ever been a trustee, director or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), Nuveen Fund Advisors, FAMCO MLP or their affiliates.

Pursuant to the Acquiring Fund’s organizational documents, the Board is divided into three classes, Class I, Class II and Class III, to be elected by the holders of the outstanding common shares and any outstanding preferred shares, voting as a single class, to serve until the third succeeding annual meeting subsequent to their election or thereafter, in each case until their successors have been duly elected and qualified. Board Members Bremner, Evans and Schneider have been designated as Class III Board Members and as nominees for Board membership for a term expiring at the annual

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meeting of shareholders in 2015 or until their successors have been duly elected and qualified. Board Members Hunter, Kundert, Stockdale, Stringer, Toth and Amboian are current and continuing Board Members. Board Members Amboian, Kundert and Toth have been designated as Class II Board Members for a term expiring at the annual meeting of shareholders in 2014 or until their successors have been duly elected and qualified. Board Members Hunter, Stockdale, Stone and Stringer have been designated as Class I Board Members for a term expiring at the annual meeting of shareholders in 2013 or until their successors have been duly elected and qualified.

Pursuant to the organizational documents of the Acquired Fund, all Board Members are to be elected to serve until the next annual meeting or until their successors shall have been duly elected and qualified.

The officers of the Funds serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. As of March 30, 2012, the board members of the Funds are directors or trustees, as the case may be, of 102 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 133 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Board Nominees/Board Members

Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
Independent Board Members/Nominees

Robert P. Bremner c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of Board and Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1996; Chairman of the Board since 2008; Lead Independent Director (2005-2008)	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.	235	N/A

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Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
Jack B. Evans c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc. (a regional financial services firm).	235	Director and Chairman, United Fire Group, a publicly held company.

William C. Hunter c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2004	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director (since 2009) of Wellmark, Inc. ; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	235	Director of Xerox Corporation (since 2004).

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Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
David J. Kundert c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	235	N/A

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Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
William J. Schneider c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Board Member	Term: Annual or Class III Board Member until 2015 Length of Service: Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	235	N/A

Judith M. Stockdale c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	235	N/A

Carole E. Stone c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); Director, Chicago Board Options Exchange (since 2006); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	235	Director, Chicago Board Options Exchange (since 2006).

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Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
Virginia L. Stringer c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Board Member	Term: Annual or Class I Board Member until 2013 Length of Service: Since 2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	235	Previously, Independent Director (1987- 2010) and Chair (1997- 2010), First American Fund Complex.

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Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
Terence J. Toth c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004- 2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), University of Illinois Leadership Council Board (since 2007) and Catalyst Schools of Chicago Board (since 2008); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	235	N/A

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Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member/ Nominee	Other Directorships Held by Board Member/ Nominee During the Past Five Years
Non-Independent Board Member/Nominee

John P. Amboian(2) c/o Nuveen Investments, Inc. 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Board Member	Term: Annual or Class II Board Member until 2014 Length of Service: Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	235	N/A

(1)	Length of Time Served indicates the year in which the individual became a Board Member of a fund in the Nuveen Fund complex.
(2)	“Interested person” as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. and certain of its subsidiaries.

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Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer of the Acquiring Fund, President of the Acquired Fund	Term/Annual Length of Service: Since 1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	235

William Adams IV 333 West Wacker Drive Chicago, IL 60606 (6/9/55)	Vice President	Term/Annual Length of Service: Since 2007	Senior Executive Vice President, Global Structured Products, formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); Managing Director (since 2010) of Nuveen Commodities Asset Management, LLC.	133

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Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1/11/62)	Vice President	Term/Annual Length of Service: Since 2007	Managing Director (since 2004) of Nuveen Securities LLC.	133

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term/Annual Length of Service: Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	235

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term/Annual Length of Service: Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	235

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term/Annual Length of Service: Since 1993	Senior Vice President (since 2010); formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	235

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Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term/Annual Length of Service: Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since September 2009) of Nuveen Securities, LLC; Managing Director and Treasurer of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc. and of Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC (since 2011); Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	235

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Chief Compliance Officer and Vice President	Term/Annual Length of Service: Since 2003	Senior Vice President (since 2008), formerly Vice President, of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	235

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Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term/Annual Length of Service: Since 2002	Senior Vice President (since 2009), formerly Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	235

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term/Annual Length of Service: Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	235

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Name, Address and Birth Date	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Served by Officer
Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term/Annual Length of Service: Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Secretary of FASF (2004-2010); prior thereto, Assistant Secretary of FASF (1998- 2004); Deputy General Counsel, FAF Advisors, Inc. (1998-2010).	235

(1)	Length of Time Served indicates the year the individual became an officer of a fund in the Nuveen fund complex.

BOARD LEADERSHIP STRUCTURE AND RISK OVERSIGHT

The Board of each Fund (together, the “Board”) oversees the operations and management of the Fund, including the duties performed for the Fund by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Board Members seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Board Members consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Board Members. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the Board Members across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee

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common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the Adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an Independent Board Member. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for Fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with Fund management. Accordingly, the Board Members have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Board Members are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Board Members and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit Board Members to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Board Members among the different committees allows the Board Members to gain additional and different perspectives of a Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. The number of Executive Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Dividend Committee is authorized to declare distributions on each Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. The number of Dividend Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Board has an Audit Committee, in accordance with Section 3(a)(58)(A) of the 1934 Act, that is composed of Independent Board Members who are also “independent” as that term is defined in the listing standards pertaining to closed-end funds of the NYSE, NYSE Amex or NASDAQ Stock Market, LLC (“NASDAQ”), as applicable. The Audit Committee assists the Board in: the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the

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audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention, and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The Audit Committee operates under a written Audit Committee Charter (the “Charter”) adopted and approved by the Board, which Charter conforms to the listing standards of the NYSE, NYSE Amex or NASDAQ, as applicable. Members of the Audit Committee are independent (as set forth in the Charter) and free of any relationship that, in the opinion of the Board Members, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an Independent Board Member of the Funds. A copy of the Charter is attached as Appendix E. The number of Audit Committee Meetings of each Fund held during its last fiscal year and, with respect to the Acquired Fund, held during the fiscal period of November 1, 2011 through November 30, 2011, is shown in Appendix D.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise under or within the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the Compliance Committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the

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anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs, as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The Compliance Committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. The number of Compliance Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of Funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Board Members; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with Board Members; and periodically reviews and makes recommendations about any appropriate changes to Board Member compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Board Members and each nominee is evaluated using the same standards. However, the Nominating and Governance Committee reserves the right to interview any and all candidates and to make the final selection of any new Board Members. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal

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and external sub-advisers and service providers) and, if qualifying as an Independent Board Member candidate, independence from the Adviser, sub-advisers, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Board Members at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board Members. The Nominating and Governance Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/, and is composed entirely of Independent Board Members, who are also “independent” as defined by NYSE, NYSE Amex or NASDAQ listing standards, as applicable. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. The number of Nominating and Governance Committee meetings of each Fund held during its last fiscal year is shown in Appendix D.

Effective January 1, 2012, the Board approved the creation of the Closed-End Funds Committee. The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Robert P. Bremner, Jack B. Evans, William C. Hunter, William J. Schneider, Chair, and Carole E. Stone.

The number of regular quarterly meetings and special meetings held by the Board of each Fund during the Fund’s last fiscal year is shown in Appendix D. During the last fiscal year, each Board Member attended 75% or more of each Fund’s Board meetings and the committee meetings (if a member thereof) held during the period for which such Board Member was a Board Member. The policy of the Board relating to attendance by Board Members at annual meetings of the Funds and the number of Board Members who attended the last annual meeting of shareholders of each Fund is posted on the Funds’ website at www.nuveen.com/CEF/Info/Shareholder/.

Board Diversification and Board Member Qualifications

In determining that a particular Board Member was qualified to serve on the Board, the Board considers each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life

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experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Board Member of the Funds, joined Nuveen in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Master of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Board’s Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a Member of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe

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College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

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Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Funds from 1997 to 2010, having joined that Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer also serves board chair of the Oak Leaf Trust, is the immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty-five years of corporate experience, having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth has served as a Director of Legal & General Investment Management America, Inc. (since 2008) and as a Managing Partner at Promus Capital since 2008. From 2004 to 2007, he was

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Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre, Chicago Fellowship, and University of Illinois Leadership Council, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Member Terms.    For MLP & Strategic Equity, all Board Members are elected annually. For Energy MLP Total Return, shareholders will be asked to elect Board Members as each Board Member’s term expires, and with respect to Board Members elected by holders of common shares such Board Member shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board.

Independent Chairman

The Board Members have elected Robert P. Bremner as the Independent Chairman of the Board. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each board member as of             , 2012]:

Name of Trustee	Dollar Range of Equity Securities in the Acquiring Fund	Dollar Range of Equity Securities in the Acquired Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Board Member in Family of Investment Companies
John P. Amboian	None	None	Over $	100,000
Robert P. Bremner	None	None	Over $	100,000
Jack B. Evans	None	None	Over $	100,000
William C. Hunter	None	None	Over $	100,000
David J. Kundert	None	None	Over $	100,000
William S. Schneider	None	None	Over $	100,000
Judith M. Stockdale	None	None	Over $	100,000
Carole E. Stone	None	None	Over $	100,000
Terence J. Toth	None	None	Over $	100,000

No board member who is not an interested person of the Funds or his immediate family member owns beneficially or of record, any security of Nuveen Fund Advisors, Nuveen Asset

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Management, Nuveen or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Nuveen Asset Management or Nuveen.

[As of             , 2012, the officers and trustees of the Funds, in the aggregate, own less than 1% of the Acquiring Fund’s equity securities.]

[The following chart lists each shareholder or group of shareholders who owned of record, or is known by the Funds to own of record or beneficially more than 5% of any class of shares for each Fund as of             , 2012 (based on Schedule 13G filings made on or before             , 2012): ]

Fund and Class	Shareholder Name and Address		Number of Shares Owned		Percentage Owned
Acquiring Fund — Common shares	[	]	[	]	[	]%
	[	]
	[	]
	[	]

Acquired Fund — Common shares	[	]	[	]	[	]%
	[	]
	[	]
	[	]

Compensation

Prior to January 1, 2012, each Independent Board Member received a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance was required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees were received for meetings held on days on which regularly scheduled Board meetings were held. In addition to the payments described above, the Chairman of the Board received $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $10,000 each and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent Board Members also received a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting was held. When

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ad hoc committees were organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general such fees were $1,000 per meeting for attendance in person or by telephone at any ad hoc committee meetings where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses were allocated among the funds managed by the Adviser, on the basis of relative net assets, although fund management might have, in its discretion, established a minimum amount to be allocated to each fund.

Effective January 1, 2012, each Independent Board Member receives a $130,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent Board Members also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each Fund.

The boards of certain Nuveen funds (the “Participating Funds”) established a Deferred Compensation Plan for Independent Board Members (“Deferred Compensation Plan”). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer

52

receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds.

The table below shows, the aggregate compensation paid by each Fund to each Independent Board Member/Nominee for its last fiscal year:

	Aggregate Compensation from the Funds(1)
Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Energy MLP Total Return	$1,261	$2,463	$880	$956	$931	$2,470	$919	$857	$2,476
MLP & Strategic Equity* for fiscal year end Oct. 31, 2011	5,439	5,885	667	2,712	5,243	1,373	704	455	3,390
for fiscal period end Nov. 30, 2011	5,439	5,884	667	2,710	5,243	1,371	704	455	3,390
Total Compensation from Nuveen Funds Paid to Board Members/ Nominees(2)	$329,731	$260,124	$218,576	$244,966	$259,415	$248,033	$245,650	$175,000	$263,891

(1)	Includes deferred fees. Pursuant to the Deferred Compensation Plan, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Funds (including the return from the assumed investment in the eligible Nuveen Funds) payable are:

Fund	Robert P. Bremner	Jack B. Evans	William C. Hunter	David J. Kundert	William J. Schneider	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth
Energy MLP Total Return	$136	$547	$638	$692	—	$1,201	—	—	—
MLP & Strategic Equity* for fiscal year end Oct. 31, 2011	66	153	298	336	—	335	—	—	—
for fiscal period end Nov. 30, 2011	65	152	298	334	—	334	—	—	—

(2)	Based on the total compensation paid, including deferred fees (including the return from the assumed investment in the eligible Nuveen Funds), to the Board Members for the calendar year ended December 31, 2011 for services to the Nuveen open-end and closed-end Funds advised by the Adviser.
*	Effective November 1, 2011, MLP & Strategic Equity changed its fiscal and tax year ends from October 31 to November 30. Accordingly, amounts are shown for MLP & Strategic Equity for both the fiscal year end October 31, 2011 and the fiscal period end November 30, 2011.

The Funds have no employees. Their officers are compensated by Nuveen Investments or its affiliates.

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”), (formerly known as, Nuveen Asset Management), is the investment adviser to each Fund and is responsible for managing each Fund’s overall investment strategy, monitoring the performance of each Fund’s subadviser and overseeing each Fund’s use of leverage. Nuveen Fund Advisors also is responsible for managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606.

The Adviser, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. Founded in 1898, Nuveen Investments and its affiliates had approximately $198 billion of assets under management as of September 30, 2011. On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC (the “MDP Acquisition”).

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Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high net-worth investors as well as the consultants and financial advisers who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital.

The total dollar amounts paid to Nuveen Fund Advisors by each Fund under each Fund’s Management Agreement for the last fiscal period, with respect to the Acquiring Fund, and for the last three fiscal periods, with respect to the Acquired Fund are as follows:

Fund	11/30/2011		10/31/2011	10/31/2010(3)	10/31/2009(3)
Acquiring Fund
Gross Advisory Fees	$4,073,073	(1)	N/A	N/A	N/A
Waiver	$—		N/A	N/A	N/A
Net Advisory Fees	$4,073,073	(1)	N/A	N/A	N/A
Acquired Fund
Gross Advisory Fees	$234,206	(2)	$2,848,754	$2,658,817	$1,832,359
Waiver	$(12,688	)(2)	$—	$—	$—
Net Advisory Fees	$221,518	(2)	$2,848,754	$2,658,817	$1,832,359

(1)	For the period February 24, 2011 (commencement of operations) through November 30, 2011.
(2)	For the period November 1, 2011 through November 30, 2011. Effective November 1, 2011, the Acquired Fund changed its fiscal and tax year ends from October 31 to November 30. Accordingly, fees are shown for the Acquired Fund for both the fiscal year end October 31, 2011 and the fiscal period end November 30, 2011.
(3)	After the close of business on October 6, 2010, Nuveen Fund Advisors assumed the role of investment adviser for the Acquiring Fund for the IQ Investment Advisers LLC.

Sub-Adviser

Nuveen Fund Advisors has selected FAMCO MLP to serve as subadviser to each of the Funds, FAMCO MLP manages approximately $3.0 billion of MLP and energy infrastructure assets, which included the assets of three publicly traded MLP closed-end funds (including the Funds), as of February 29, 2012.

For the services provided pursuant to an investment sub-advisory agreement between Nuveen Fund Advisors and the Subadviser (the “Sub-Advisory Agreement”), Nuveen Fund Advisors pays the Subadviser a portfolio management fee equal to 0.50% of each Fund’s managed assets.

PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management.    Subject to the supervision of Nuveen Fund Advisors, FAMCO MLP has day-to-day responsibility for managing each Fund’s direct investments in MLPs and other permitted investments.

James J. Cunnane, Jr. and Quinn T. Kiley serve as each Fund’s portfolio managers and are primarily responsible for the day-to-day management of each Fund’s portfolio.

Mr. Cunnane is the Managing Director and Chief Investment Officer of FAMCO MLP. He oversees the firm’s MLP and energy infrastructure product lines and chairs the Risk Management

54

Committee. He joined the FAMCO MLP team in 1996. Mr. Cunnane currently serves as a portfolio manager for three publicly traded closed-end mutual funds (which, in addition to the Acquired Fund and the Acquiring Fund, includes the Fiduciary/Claymore MLP Opportunity Fund). He also serves as a portfolio manager for the FAMCO MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund. Mr. Cunnane holds a B.S. in finance from Indiana University and is a Chartered Financial Analyst (CFA) charterholder. He serves on the finance council and investment committee of the Archdiocese of St. Louis and on the Board of Directors of St. Patrick’s Center.

Mr. Kiley is the Managing Director and Senior Portfolio Manager of FAMCO MLP and his responsibilities include portfolio management of various energy infrastructure assets and oversight of the energy infrastructure research process. He joined the FAMCO MLP team in 2005. Mr. Kiley serves as a portfolio manager for three publicly traded closed-end mutual funds (which, in addition to the Acquired Fund and the Acquiring Fund, includes the Fiduciary/Claymore MLP Opportunity Fund). He also serves as a portfolio manager for the FAMCO MLP & Energy Income Fund, an open-end mutual fund, as well as a privately offered open-end mutual fund. Prior to joining the FAMCO MLP team, Mr. Kiley served as Vice President of Corporate & Investment Banking at Banc of America Securities in New York. He was responsible for executing strategic advisory and financing transactions for clients in the Energy & Power sectors. Mr. Kiley holds a B.S. with Honors in Geology from Washington & Lee University, a M.S. in Geology from the University of Montana, a Juris Doctorate from Indiana University School of Law, and a M.B.A. from the Kelley School of Business at Indiana University. Mr. Kiley has been admitted to the New York State Bar.

In addition to serving as a portfolio manager to the Funds, Mr. Cunnane is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of [December 31, 2011] unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	3	$939,240,530
Other Pooled Investment Vehicles	4	$65,258,650
Other Accounts	387	$862,946,843

Type of Account Managed	Number of Accounts with Performance- based Fees	Assets (Accounts with Performance- based Fees)
Registered Investment Company	0	$0
Other Pooled Investment Vehicles	1	$21,597,247
Other Accounts	0	$0

In addition to serving as a portfolio manager to the Funds, Mr. Kiley is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of [December 31, 2011] unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	3	$939,240,530
Other Pooled Investment Vehicles	4	$65,258,650
Other Accounts	387	$862,946,843

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Type of Account Managed	Number of Accounts with Performance- based Fees	Assets (Accounts with Performance- based Fees)
Registered Investment Company	0	$0
Other Pooled Investment Vehicles	1	$21,597,247
Other Accounts	0	$0

Portfolio Manager Compensation

As of November 30, 2011, the portfolio managers’ compensation consisted of the following elements:

Base Salary.    The primary portfolio managers are paid a base salary which is set at a level determined to be appropriate based upon the portfolio managers’ experience and responsibilities through the use of independent compensation surveys of the investment management industry.

Annual Bonus.    The portfolio managers’ annual bonus is determined by the CEO of the Subadviser pursuant to a specific company formula. It is not based on the performance of the registrant or other managed accounts.

The monies paid are directly derived from a “pool” created from the Subadviser’s earnings. The bonus is payable in a combination of cash and restricted Piper Jaffray Companies stock.

Beneficial Ownership of Securities

The following table discloses the dollar range of equity securities of each Fund beneficially owned by the portfolio managers as of November 30, 2011:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Acquiring Fund	Dollar Range of Equity Securities in the Acquired Fund
James J. Cunnane, Jr.	None	None
Quinn T. Kiley	$10,001-$50,000	$10,001-$50,000

Potential Conflicts of Interest

Nuveen Fund Advisors, the Subadviser and the portfolio managers have interests which may conflict with the interests of the Funds. There is no guarantee that the policies and procedures adopted by Nuveen Fund Advisors, the Subadviser and the Funds will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. A portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such a portfolio manager may make general determinations across multiple funds, rather than tailoring

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a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity. Additionally, the Subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the Subadviser’s trade allocation policies may result in a Fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, a portfolio manager may determine that it would be in the interest of another account to sell a security that a Fund holds long, potentially resulting in a decrease in the market value of the security held by a Fund.

Cross Trades.    Portfolio managers may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers.    Portfolio managers may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the Subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits.    A conflict of interest arises where the financial or other benefits available to a portfolio manager differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other

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rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager. A portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, a portfolio manager’s or Nuveen Fund Advisors’ or the Subadviser’s desire to increase assets under management could influence the portfolio manager to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the portfolio manager might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if a portfolio manager does not personally hold an investment in the fund, the portfolio manager’s conflicts of interest with respect to the Fund may be more acute.

Related Business Opportunities.    Nuveen Fund Advisors or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A portfolio manager may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Fund and the other accounts listed above.

Code of Ethics

The Funds, Nuveen Fund Advisors, the Subadvisor, Nuveen Investments and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Funds’, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to a code of ethics may invest in securities for their personnel investment accounts, including securities that may be purchased or held by the Funds, but only so long as such investments are made in accordance with a code’s requirements. Text-only versions of the codes of ethics of the Funds, Nuveen Fund Advisors and the Subadvisor can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

Nuveen Fund Advisors has delegated to the Subadviser the authority to vote all proxies relating to each Fund’s portfolio securities pursuant to the proxy voting policies and procedures set out in Appendix B hereto. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 of each year is available starting August 31 of that year without charge, upon request, by calling toll free 1-877-449-4742 or through the SEC’s

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website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Management Agreement and the Sub-Advisory Agreement, each of Nuveen Fund Advisors and the Subadviser is authorized to place orders pursuant to its investment determinations for each Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of Nuveen Fund Advisors and the Subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) to each Fund and/or the other accounts over which Nuveen Fund Advisors, the Subadviser or their affiliates exercise investment discretion. Nuveen Fund Advisors and the Subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Nuveen Fund Advisors or the Subadviser, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists Nuveen Fund Advisors or the Subadviser in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to Nuveen Fund Advisors or the Subadviser in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that Nuveen Fund Advisors or the Subadviser, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. Nuveen Fund Advisors and the Subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to Nuveen Fund Advisors or the Subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a Fund’s costs, Nuveen Fund Advisors and the Subadviser do not believe that the receipt of such brokerage and research services significantly reduces its expenses as Nuveen Fund Advisors or the Subadviser, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to Nuveen Fund Advisors or the Subadviser by brokers that effect securities transactions for the fund may be used by Nuveen Fund Advisors or the Subadviser, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to Nuveen Fund Advisors or the Subadviser by brokers who effect securities transactions for other investment companies and accounts which Nuveen Fund Advisors or the Subadviser manages may be used by Nuveen Fund Advisors or the Subadviser, as applicable, in

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servicing each Fund. Not all of these research services are used by the Nuveen Fund Advisors or the Subadviser in managing any particular account, including the Funds.

Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of Nuveen Fund Advisors’ or the Subadviser’s other clients. Investment decisions for each Fund and for Nuveen Fund Advisors’ or the Subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for a Fund and for other portfolios managed by Nuveen Fund Advisors or the Subadviser, as applicable, occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Although the Funds do not have any restrictions on portfolio turnover, it is not the Funds’ policy to engage in transactions with the objective of seeking profits from short-term trading. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of a Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by a Fund and its shareholders. The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the last three fiscal years (or such shorter period, as applicable):

Fiscal Year/Period Ended

	November 30, 2011		October 31, 2011	October 31, 2010(3)	October 31, 2009
Acquiring Fund	$733,617	(1)	N/A	N/A	N/A
Acquired Fund	$73,968	(2)	$166,524	$39,081	$185,982

(1)	The aggregate brokerage commissions paid by the Acquiring Fund is calculated from February 24, 2011 (commencement of operations) through November 30, 2011.
(2)	For the period November 1, 2011 through November 30, 2011. Effective November 1, 2011, the Acquiring Fund changed its fiscal and tax year ends from October 31 to November 30. Accordingly, amounts are shown for the Acquiring Fund for both the fiscal year end October 31, 2011 and the fiscal period end November 30, 2011.
(3)	After the close of business on October 6, 2010, Nuveen Fund Advisors assumed the role of investment adviser for the Acquiring Fund from IQ Investment Advisers LLC.

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REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

Although it is under no obligation to do so, each Fund reserves the right to repurchase its shares on the open market in accordance with the 1940 Act and the rules and regulations thereunder. Subject to its investment limitations, each Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by a Fund in anticipation of share repurchases or tenders will reduce such Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Fund’s Board would also have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

The repurchase by a Fund of its shares at prices below net asset value may result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below net asset value will result in a Fund’s shares trading at a price equal to their net asset value. In addition, a purchase by a Fund of its common shares will decrease the Fund’s total assets, which would likely have the effect of increasing the Fund’s expense ratio.

If a Fund converted to an open-end investment company, the common shares would no longer be listed on the NYSE or elsewhere. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, less any redemption charge that is in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, an open-end investment company typically engages in a continuous offering of its shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management.

Before deciding whether to take any action if the common shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of a Fund’s portfolio, the impact of any action that might be taken on a Fund or its shareholders, and market considerations. Based on these considerations, even if a Fund’s shares should trade at a discount, the Board may determine that, in the interest of such Fund and its shareholders, no action should be taken.

The Acquiring Fund Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Acquiring Fund Declaration of Trust requires a vote by holders of at least two-thirds of the common shares and preferred shares, voting as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund Declaration of Trust or the Acquiring Fund’s By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s common shares and preferred shares (if any) outstanding at the time, voting as a single class, is required, provided, however, that, where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the

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required vote by the applicable class or series will be required. In the case of the conversion of the Acquiring Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Acquiring Fund Declaration of Trust or the Acquiring Fund’s By-Laws, the affirmative vote of the holders of at least a majority of the Acquiring Fund’s preferred shares outstanding at the time, voting as a separate class. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the common shares and preferred shares, voting as a single class. The votes required to approve the conversion of the Acquiring Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Acquiring Fund’s Board believes that the provisions of the Acquiring Fund Declaration of Trust relating to such higher votes are in the best interest of the Acquiring Fund.

FEDERAL INCOME TAX MATTERS

The following is a general summary of certain U.S. federal income tax consequences that may be relevant to a shareholder that acquires, holds and/or disposes of common shares of a Fund. This discussion only addresses U.S. federal income tax consequences to shareholders who hold their common shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. In addition, the discussion does not address any state, local, or foreign tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting a Fund and its shareholders, and the discussion set forth herein does not constitute tax advice. INVESTORS ARE URGED TO CONSULT THEIR OWN TAX ADVISERS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES TO THEM OF INVESTING IN A FUND, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THEM AND THE EFFECT OF POSSIBLE CHANGES IN TAX LAWS.

This summary does not represent a detailed description of the United States federal income tax consequences applicable to a shareholder if such holder is subject to special treatment under the United States federal income tax laws, including if the holder is:

•	a dealer in securities or currencies;

•	a financial institution;

•	a regulated investment company;

•	a real estate investment trust;

•	an insurance company;

•	a tax-exempt organization;

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•	a person holding shares of a Fund as part of a hedging, integrated or conversion transaction, a constructive sale or a straddle;

•	a trader in securities that has elected the mark-to-market method of accounting for its securities;

•	a person liable for alternative minimum tax;

•	a partnership or other pass-through entity for United States federal income tax purposes; or

•	a U.S. Holder (as defined below) whose “functional currency” is not the United States dollar.

As used herein, the term “U.S. Holder” means a beneficial owner of common shares of a Fund that is for United States federal income tax purposes:

•	an individual citizen or resident of the United States;

•

a corporation (or other entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate the income of which is subject to United States federal income taxation regardless of its source; or

•

a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

As used herein, the term “non-U.S. Holder” means a beneficial owner of common shares of a Fund that is neither a U.S. Holder nor a partnership (or other entity treated as a partnership for United States federal income tax purpose).

The discussion below is based upon the provisions of the Internal Revenue Code of 1986, as amended (the “Code”) and regulations, rulings and judicial decisions thereunder as of the date hereof, and such authorities may be replaced, revoked or modified, possibly with retroactive effect, so as to result in United States federal income tax consequences different from those discussed below.

If a partnership holds common shares of a Fund, the tax treatment of a partner will generally depend upon the status of the partner and the activities of the partnership. Investors that are partners in a partnership holding common shares of a Fund should consult their tax advisors.

This summary does not contain a detailed description of all the United States federal income tax consequences applicable to the Funds or to investors in light of their particular circumstances, and does not address the effects of any state, local or non-United States tax laws. Investors should consult their own tax advisors concerning the United States federal income tax consequences to them of acquiring, owning and disposing of common shares of the Funds in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

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Taxation of the Fund

Each Fund is treated as a regular corporation, or a “C” corporation, for United States federal income tax purposes. Accordingly, each Fund generally will be subject to United States federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). Such taxable income would generally include, among other items, all of a Fund’s net income from its investments in the equity securities of MLPs, other types of equity securities, derivatives, debt securities, royalty trusts and foreign securities less Fund expenses. Each Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular income tax liability. Each Fund’s payment of corporate income tax or alternative minimum tax could materially reduce the amount of cash available for the Fund to make distributions on its common shares. In addition, distributions to common shareholders of a Fund will be taxed under United States federal income tax laws applicable to corporate distributions, and thus the Fund’s taxable income will be subject to a double layer of taxation. As a regular corporation, each Fund may also be subject to state income tax or foreign tax by reason of its investments in equity securities of MLPs.

The income from equity securities of certain MLPs is treated as qualifying income for purposes of qualifying as a regulated investment company under the Code. However, a regulated investment company may not invest more than 25% of its assets in the equity securities of MLPs. Thus, neither Fund expects to be eligible to elect to be treated as a regulated investment company, because each Fund intends to invest more than 25% of its assets in the equity securities of MLPs.

Certain of the Fund’s Investments

MLP Equity Securities.    MLPs are generally characterized as “publicly traded partnerships” for United States federal income tax purposes, because MLPs are typically organized as limited partnerships or limited liability companies that are publicly traded. The Code generally requires all publicly traded partnerships to be treated as corporations for United States federal income tax purposes. If, however, a publicly traded partnership satisfies specific requirements, the publicly traded partnership will be taxed as a partnership for United States federal income tax purposes. Each Fund intends to invest in MLPs that satisfy (and references in this discussion to MLPs include only those MLPs that satisfy) these requirements. Under these requirements, an MLP is required to derive at least 90% of its gross income for each taxable year from specified sources of qualifying income, such as interest, dividends, real property rents, gain from the sale or disposition of real property, gains on sales of certain capital assets, and in certain limited circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Qualifying income also includes income and gains derived from mineral or natural resources (including energy related) activities, including the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource (including fertilizer, geothermal energy, and timber), industrial source carbon dioxide, or the transportation or storage of certain fuels (including alcohol, biodiesel and alternative fuels).

If the MLPs are taxed as partnerships, the MLPs will be taxed differently from corporations for United States federal income tax purposes. A corporation is required to pay United States federal income tax on its income, and, to the extent the corporation makes distributions to its stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay United States federal income tax on such dividends. For this reason, it is said that corporate

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income is taxed at two levels. MLPs, in contrast, are generally taxed as partnerships for United States federal income tax purposes if they meet the income requirements discussed above. In such case, no United States federal income tax would be imposed at the MLP entity level. Instead, the partnership’s items of taxable income, gain, loss, deductions, expenses and credits are generally allocated among all the partners in proportion to their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be taxed only at one level—at the partner level.

Although distributions from MLPs resemble corporate dividends, they are treated differently for United States federal income tax purposes. A distribution from an MLP is treated as a tax-free return of capital to the extent of the partner’s tax basis in its MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the partner’s tax basis in its MLP interest. When a Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, a Fund will be required to include in its taxable income the Fund’s allocable share of the income, gains, losses and deductions recognized by each such MLP, whether or not the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Funds invest and intend to invest, each Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, a Fund will have more corporate income tax expense than expected, which will result in less cash available to distribute to its common shareholders.

Each Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s adjusted basis in such equity security. Any such gain will be subject to United States federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%). Because each Fund will be taxed as a regular corporation, it will not be eligible for reduced rates of taxation with respect to such gain, even if such gain is long-term capital gain. The amount realized by a Fund generally will be the amount paid by the purchaser of the equity security plus the portion of the Fund’s allocable share, if any, of the MLP’s debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. Each Fund’s adjusted basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund’s allocable share of the MLP’s net taxable income and the Fund’s allocable share of the MLP’s debt, if any, and (y) decreased by the Fund’s allocable share of the MLP’s net losses, reductions in the Fund’s allocable share of the MLP’s debt, if any, and any distributions received by the Fund from the MLP. Although any distribution by an MLP to a Fund in excess of the Fund’s allocable share of such MLP’s net taxable income generally will not be taxable to the extent the distribution does not exceed the Fund’s basis in the MLP, such distribution will reduce the Fund’s basis and thus increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund or on a subsequent distribution by the MLP to the Fund.

Each Fund’s allocable share of certain percentage-depletion deductions and intangible drilling costs of the MLPs in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund’s alternative minimum taxable income. Such items will increase a Fund’s alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

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Other Investments.    A Fund’s transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund ( i.e., may affect whether gains or losses are ordinary or capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving a corresponding amount of cash. If a Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received from the investments.

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by a Fund from investments in non-United States securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by a Fund will reduce the return from the Fund’s investments. Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by a Fund.

U.S. Holders

Taxation of Dividends

The gross amount of distributions by a Fund in respect of its common shares will be taxable to a U.S. Holder as dividend income to the extent the distributions are paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Subject to certain holding period and other requirements, such dividend income will generally be eligible for the dividends received deduction in the case of corporate U.S. Holders and, in the case of dividends paid in taxable years beginning on or before December 31, 2012, will generally be treated as “qualified dividend income” for non-corporate U.S. Holders (including individuals) and will be eligible for reduced rates of taxation.

To the extent that the amount of any distribution exceeds a Fund’s current and accumulated earnings and profits for a taxable year, as determined under United States federal income tax principles, the distribution to a holder of common shares will first be treated as a tax-free return of capital, causing a reduction in the adjusted basis of the common shares (thereby increasing the amount of gain, or decreasing the amount of loss, to be recognized by a U.S. Holder on a subsequent disposition of such common shares), and the balance in excess of adjusted basis will be taxed as capital gain. Any such capital gain will be long-term capital gain if such U.S. Holder has held the applicable common shares for more than one year.

A corporation’s earnings and profits are generally calculated by making certain adjustments to the corporation’s reported taxable income. Based upon the historic performance of the MLPs in which the Funds have invested or which are similar to such investments, each Fund anticipates that the distributed cash from the MLPs in its portfolio will exceed its earnings and profits. Thus, each Fund anticipates that only a portion of its distributions will be treated as dividends to its common shareholders for United States federal income tax purposes, although no assurance can be given in this regard.

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Each Fund’s earnings and profits may be calculated using accounting methods that are different from those used for calculating taxable income. For instance, a Fund may use a less accelerated method of depreciation and depletion for purposes of computing its earnings and profits than the method used for purposes of calculating the taxable income of the MLP. In that case, a Fund’s earnings and profits would not be increased solely by its allocable share of the MLP’s taxable income, but would also have to be increased for the amount by which the more accelerated depreciation and depletion methods used for purposes of computing taxable income exceed the less accelerated methods used for purposes of computing earnings and profits. Because of these differences, a Fund may make distributions out of its current or accumulated earnings and profits, treated as dividends, in years in which the Fund’s distributions exceed its taxable income.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional common shares of a Fund. Common shareholders receiving distributions in the form of additional common shares of a Fund will be treated as receiving a distribution in an amount equal to either the cash that they would have received if they had elected to receive the distribution in cash or, if the distribution is invested in newly issued shares of the Fund, the fair market value of the shares issued to the shareholder.

Taxation of Capital Gains

A U.S. Holder generally will recognize taxable gain or loss on any sale, exchange or other taxable disposition of common shares in an amount equal to the difference between the amount realized for the common shares and the holder’s adjusted basis in such common shares. Generally, a U.S. Holder’s adjusted basis in the common shares will be equal to the cost of the holder’s common shares, reduced by adjustments for distributions paid by the Fund in excess of its earnings and profits (i.e., returns of capital). Such gain or loss will generally be capital gain or loss. Capital gains of non-corporate U.S. Holders (including individuals) derived with respect to capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

Tax on Net Investment Income

For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on “net investment income” of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. For this purpose, “net investment income” will generally include interest, dividends (including dividends paid with respect to a Fund’s common shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of a Fund’s common shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Shareholders are advised to consult their own tax advisors regarding this additional taxation of net investment income.

Non-U.S. Holders

The following discussion is a summary of certain United States federal income tax consequences that will apply to non-U.S. Holders. Special rules may apply to certain non-U.S. Holders, such as “controlled foreign corporations,” “passive foreign investment companies” and certain

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expatriates, among others, that are subject to special treatment under the Code. Such non-U.S. Holders should consult their own tax advisors to determine the United States federal, state, local and other tax consequences that may be relevant to them.

Taxation of Dividends

The gross amount of distributions by a Fund in respect of its common shares will be treated as dividends to the extent paid out of the Fund’s current or accumulated earnings and profits, as determined under United States federal income tax principles. Dividends paid to a non-U.S. Holder generally will be subject to withholding of United States federal income tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. However, dividends that are effectively connected with the conduct of a trade or business by a non-U.S. Holder within the United States (and, if required by an applicable income tax treaty, are attributable to a United States permanent establishment) are not subject to the withholding tax, provided certain certification and disclosure requirements (generally on an IRS Form W-8ECI) are satisfied. Instead, such dividends are subject to United States federal income tax on a net income basis in the same manner as if the non-U.S. Holder were a United States person as defined under the Code. Any such effectively connected dividends received by a foreign corporation may be subject to an additional “branch profits tax” at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

A non-U.S. Holder who wishes to claim the benefits of an applicable income tax treaty or avoid backup withholding (as discussed below) for dividends will be required (a) to complete IRS Form W-8BEN (or other applicable form) and certify under penalty of perjury that such holder is not a United States person as defined under the Code and, if applicable, is eligible for treaty benefits or (b) if shares are held through certain foreign intermediaries, to satisfy the relevant certification requirements of applicable United States Treasury regulations. Special certification and other requirements apply to certain non-U.S. Holders that are pass-through entities rather than corporations or individuals.

A non-U.S. Holder eligible for a reduced rate of United States withholding tax pursuant to an income tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the IRS.

If the amount of a distribution to a non-U.S. Holder exceeds a Fund’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the non-U.S. Holder’s basis in its shares, and then as capital gain. As discussed above under the caption “—U.S. Holders—Taxation of Dividends,” each Fund expects that only a portion of its distributions to its shareholders with respect to its common shares will be treated as dividends for United States federal income tax purposes, although no assurance can be given in this regard. Capital gain recognized by a non-U.S. Holder as a consequence of a distribution by a Fund in excess of its current and accumulated earnings and profits will generally not be subject to United States federal income tax, except as described below under the caption “—Taxation of Capital Gains.”

Taxation of Capital Gains

A non-U.S. Holder generally will not be subject to United States federal income tax on any gain realized on the disposition of shares of a Fund unless:

•

the gain is effectively connected with a trade or business of the non-U.S. Holder in the United States (and, if required by an applicable income tax treaty, is attributable to a United States permanent establishment of the non-U.S. Holder);

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•	the non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year of that disposition, and certain other conditions are met; or

•	the Fund is or has been a “United States real property holding corporation” for United States federal income tax purposes.

An individual non-U.S. Holder described in the first bullet point immediately above will be subject to tax on the net gain derived from the sale under regular graduated United States federal income tax rates. An individual non-U.S. Holder described in the second bullet point immediately above will be subject to a flat 30% tax on the gain derived from the sale, which may be offset by United States source capital losses, even though the individual is not considered a resident of the United States. If a non-U.S. Holder that is a foreign corporation falls under the first bullet point immediately above, the holder will be subject to tax on its net gain in the same manner as if the holder were a United States person as defined under the Code and, in addition, may be subject to the branch profits tax equal to 30% of its effectively connected earnings and profits or at such lower rate as may be specified by an applicable income tax treaty.

A Fund may be a “United States real property holding corporation” for United States federal income tax purposes. With respect to the third bullet point above, if a Fund is or becomes a “United States real property holding corporation,” so long as the Fund’s common shares are regularly traded on an established securities market (such as the NYSE), only a non-U.S. Holder who holds or held (at any time during the shorter of the five-year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s common shares will be subject to United States federal income tax as described in the third bullet point above on the disposition of common shares.

Information Reporting and Backup Withholding

U.S. Holders

In general, information reporting will apply to distributions in respect of a Fund’s shares and the proceeds from the sale, exchange or other disposition of a Fund’s shares that are paid to a U.S. Holder within the United States (and in certain cases, outside the United States), unless the holder is an exempt recipient. A backup withholding tax (currently at a maximum rate of 28%, but scheduled to increase to 31% after 2012) may apply to such payments if the holder fails to provide a taxpayer identification number (generally on an IRS Form W-9) or certification of other exempt status or fails to report in full dividend and interest income.

Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders

Each Fund must report annually to the IRS and to each non-U.S. Holder the amount of distributions paid to such holder (whether treated as dividends or a return of capital) and the tax withheld with respect to such distributions. Copies of the information returns reporting such distributions and withholding may also be made available to the tax authorities in the country in which the non-U.S. Holder resides under the provisions of an applicable income tax treaty.

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A non-U.S. Holder will be subject to backup withholding for dividends paid to such holder unless such holder certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that such holder is a United States person as defined under the Code), or such holder otherwise establishes an exemption. Dividends subject to withholding of United States federal income tax as described under the caption “—Non-U.S. Holders—Taxation of Dividends” above will not be subject to backup withholding.

Information reporting and, depending on the circumstances, backup withholding will apply to the proceeds of a sale of shares of a Fund within the United States or conducted through certain United States-related financial intermediaries, unless the beneficial owner certifies under penalty of perjury that it is a non-U.S. Holder (and the payor does not have actual knowledge or reason to know that the beneficial owner is a United States person as defined under the Code), or such owner otherwise establishes an exemption.

Any amounts withheld under the backup withholding rules will be allowed as a refund or as a credit against a non-U.S. Holder’s United States federal income tax liability provided the required information is timely furnished to the IRS.

Non-U.S. Holders should consult their tax advisor regarding the application of the information reporting and backup withholding rules to them.

Additional Withholding Requirements

Under recently enacted legislation, the relevant withholding agent may be required to withhold 30% of any dividends and the proceeds of a sale of shares of a Fund paid after December 31, 2012 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose its United States accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial United States owners or provides the name, address and taxpayer identification number of each substantial United States owner and such entity meets certain other specified requirements.

Investment by Tax-Exempt Investors

Employee benefit plans and most other organizations exempt from United States federal income tax, including individual retirement accounts and other retirement plans, are subject to United States federal income tax on unrelated business taxable income (“UBTI”). Because each Fund is a corporation for United States federal income tax purposes, an owner of shares of a Fund will not report on its federal income tax return any of the Fund’s items of income, gain, loss and deduction. Therefore, a tax-exempt investor generally will not have UBTI attributable to its ownership or sale of shares of a Fund unless its ownership of shares is debt-financed. In general, shares of a Fund would be debt-financed if the tax-exempt owner of the shares incurs debt to acquire the shares or otherwise incurs or maintains a debt that would not have been incurred or maintained if the shares had not been acquired.

Other Taxation

Each Fund’s shareholders may be subject to state, local and foreign taxes on distributions received from the Fund. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

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EXPERTS

The financial statements of the Acquiring Fund and the Acquired Fund appearing in each Fund’s Annual Report for the year ended November 30, 2011 are incorporated by reference herein. The financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as set forth in such reports thereon and incorporated herein by reference. Such financial statements are incorporated by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides auditing services to the Funds. The principal business address of PricewaterhouseCoopers LLP is 1 North Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Funds is State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02110. The custodian performs custodial, fund accounting and portfolio accounting services. Each Fund’s transfer, shareholder services and dividend paying agent is also State Street, 250 Royall Street, Canton, Massachusetts 02021. State Street has subcontracted the transfer agency servicing of the Funds to Computershare, Inc.

ADDITIONAL INFORMATION

A Registration Statement on Form N-14, including amendments thereto, relating to the shares of the Acquiring Fund offered hereby, has been filed by the Acquiring Fund with the SEC, Washington, D.C. The Joint Proxy Statement/Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Acquiring Fund and the shares offered hereby, reference is made to the Acquiring Fund’s Registration Statement. Statements contained in the Joint Proxy Statement/Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

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PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganization had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Fund and Acquiring Fund as of November 30, 2011. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Fund and Acquiring Fund, which are available in their respective annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganization

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed Reorganization of the Acquired Fund into the Acquiring Fund pursuant to the Agreement as of the beginning of the period ended November 30, 2011.

Note 2 — Basis of Pro Forma

The Reorganization will be accounted for as a tax-free reorganization; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders, except with respect to cash received for fractional shares, as a result of the Reorganization. The Acquired Fund and the Acquiring Fund are registered closed-end management investment companies. The Reorganization would be accomplished by the acquisition of all the assets and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Acquired Fund’s shareholders in complete liquidation of the Acquired Fund. The pro forma financial information has been adjusted to reflect the Reorganization costs discussed in Note 4. The table below shows the common shares that Acquired Fund shareholders would have received if the Reorganization was to have taken place on the period ended date in Note 1.

Fund	Shares Exchanged
Acquired Fund	15,273,865

In accordance with accounting principles generally accepted in the United States of America, the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Acquired Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund).

Fund	Net Assets Applicable to Common Shares	As-of Date
Acquiring Fund	$409,904,619	November 30, 2011
Acquired Fund	$263,246,936	November 30, 2011
Pro Forma Combined Fund	$672,610,555	November 30, 2011

Note 3 — Pro Forma Adjustments

The table below reflects the adjustments to annual expenses made to the Pro Forma Combined Fund financial information as if the Reorganization had taken place on the first day of the period as

72

disclosed in Note 1. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. Percentages presented below are the increase (decrease) in expenses divided by the Combined Fund Pro Forma Net Assets Applicable to Common Shares presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Interest expense on borrowings(1)	$1,393,607	0.21%
Management fees(2)	1,002,233	0.15%
Expense Reimbursement(3)	12,688	0.00	%(5)
Custodian’s fees and expenses(4)	(3,637)	(0.00	)%(5)
Shareholders’ reports—printing and mailing expenses(4)	(25,964)	(0.00	)%(5)
Other expenses(4)	(35,141)	(0.01)%
Professional fees(4)	(58,239)	(0.01)%

Total Pro Forma Net Expense Adjustment	$2,285,547	0.34%

(1)	Reflects the expected increase in the interest expense on borrowings due to the Pro Forma Combined Fund increasing its leverage in order to maintain the Pro Forma Combined Fund’s targeted leverage ratio. It assumes debt borrowings in an amount equal to 39% of net assets attributable to common shares, at an estimated commitment fee of 0.50% and an annual interest rate of 1.35%.
(2)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates to the Pro Forma Combined Fund, as well as the increase in managed net assets due to the assumed increase in borrowing by the Pro Forma Combined Fund in order to maintain the Pro Forma Combined Fund’s targeted leverage ratio.
(3)	Reflects the reduction in expense reimbursement payments the Adviser would have made to the Acquired Fund if the Reorganization had taken place on the first day of the period as disclosed in Note 1.
(4)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(5)	Rounds to less than 0.01% or (0.01)%.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4 — Reorganization Costs

The Acquired Fund is expected to incur an estimated $327,000 in Reorganization costs. These costs represent the estimated nonrecurring expenses of the Acquired Fund in carrying out its obligations under the Plan and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the proposed Reorganization to be borne by the Acquired Fund. The Acquiring Fund is expected to be charged approximately $214,000 of expenses in connection with the Reorganization. The pro forma financial information included in Note 2 has been adjusted for any costs related to the Reorganization to be borne by the Funds.

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If the Reorganization had occurred as of November 30, 2011, the Acquiring Fund would not have been required to dispose of securities of the Acquired Fund in order to comply with its investment policies and restrictions, and would have not sold any material portion of the securities in the Acquired Fund’s portfolios solely as a result of the Reorganization.

Note 5 — Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6 — Capital Loss Carryforward and Net Operating Loss Carryforwards

As of November 30, 2011, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. As of November 30, 2011, the capital loss carryfowards for each Fund is as follows:

	Acquiring Fund	Acquired Fund
Capital loss carryforwards	$19,379,268	$19,682,180

If not applied, the capital loss carryforwards will expire as follows:

Expiration Date	Acquiring Fund	Acquired Fund
Nov. 30, 2013	$—	$19,645,804
Nov. 30, 2014	$—	$36,376
Nov. 30, 2016	$19,379,268	$—

As of November 30, 2011, the Funds had net operating loss carryforwards as follows:

	Acquiring Fund	Acquired Fund
Net operating loss carryforwards	$5,516,747	$14,395,353

If not applied, the net operating loss carryforwards will expire as follows:

Expiration Date	Acquiring Fund	Acquired Fund
Nov. 30, 2028	$—	$11,001,074
Nov. 30, 2029	—	1,440,597
Nov. 30, 2030		1,953,682
Nov. 30, 2031	$5,516,747	$—

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Closed-End Funds

Nuveen Investments Closed-End Funds

Seeking to provide a high level of after-tax total return.

Annual Report

November 30, 2011

MLP & Strategic Nuveen Energy MLP Total

Equity Fund Inc. Return Fund

MTP JMF

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

January 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

MLP & Strategic Equity Fund (MTP)

Nuveen Energy MLP Total Return Fund (JMF)

The Funds’ investment adviser is Nuveen Fund Advisors, Inc., an affiliate of Nuveen Investments. Both Funds are managed by Fiduciary Asset Management Inc. (FAMCO), a wholly-owned affiliate of Piper Jaffray Investment Management Inc. James J. Cunnane Jr., CFA, chief investment officer at FAMCO, and Quinn T. Kiley, senior portfolio manager, co-manage both Funds. Collectively, the team has over 25 years of experience managing Master Limited Partnerships (MLPs). Here they discuss market conditions, their investment strategies and the performance of the Funds for their respective periods ended November 30, 2011.

While this is an annual report, neither Fund is reviewing a full twelve months of performance. Effective November 1, 2011, MTP changed its fiscal and tax year ends from October 31 to November 30. The inception date for JMF was February 24, 2011.

What were the general market conditions and trends over the course of the period?

During the period from JMF’s inception in February 2011 through November 30, 2011, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its September 2011 meeting, the central bank stated that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also announced that it would extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of Treasury securities with maturities of six to thirty years and selling an equal amount of Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annual rate of 2.5% and posted the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.4% year-over-year as of November 2011, while the core CPI (which excludes food and energy) increased 2.2%, edging just above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, although the unemployment rate started to trend lower toward the end of the period. The U.S. Bureau of Labor Statistics

Nuveen Investments	5

reported that the U.S. unemployment rate fell to 8.6% in November 2011. The housing market also continued to be a major weak spot. For the twelve months ended October 2011 (the most recent data available at the time this report was prepared), the average home price in the 20 major metropolitan areas measured by the Standard & Poor’s (S&P)/Case-Shiller Index lost 3.4% from one year earlier. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and the efforts to reduce the federal deficit.

For the one-month period since the last shareholder report for MTP, markets generally remained skittish as the eurozone crisis persisted. Due to this uncertainty, there was little momentum or direction in the markets.

What was the general market environment for Master Limited Partnerships (MLPs)?

The market environment for MLPs was somewhat complex during the approximately nine-month period between JMF’s inception in late February 2011 and November 30, 2011. MLPs and other domestic energy companies had exhibited strong performance as the economic recovery continued and development of non-conventional oil and gas reserves occurred at a torrid pace. This growth led to significant capital opportunities for MLPs, and the capital markets were supportive with equity and debt offerings for MLPs on pace for record issuance in 2011. However, despite this fundamental strength, macro-economic and political concerns were a dominant force, causing significant volatility in the equity markets. MLPs were able to deliver gains, but the upside potential was limited due to general investor uncertainty.

Significant volatility was experienced shortly after the Fund was launched when rumors occurred of a U.S. Treasury Department recommendation to change tax policy and make all large partnerships taxable at the entity level. While there was no real substance to these rumors, markets reacted swiftly with MLPs selling off sharply. The market saw more volatility during the third quarter of 2011 when Standard & Poor’s downgraded of the U.S. sovereign credit rating from AAA to AA+. Effectively all gains made during the previous nine months were erased in August and September, only to have the pendulum swing back during October allowing the MLP markets to post gains during the nine month period of 1.0% for the Alerian MLP Index compared to a (4.5)% loss for the S&P 500 Index.

For MTP’s one month reporting period, after experiencing the biggest monthly gains since 2009, the MLP markets were relatively flat in November. In part, this unimpressive month can be attributed to the most active equity offering calendar of the year. Twelve deals took place during the month, including two initial public offerings.

What strategies were used to manage the Funds during their respective reporting periods?

JMF launched on February 24, 2011. Since its inception, the proceeds from the Fund’s initial public offering have been invested in publicly traded MLPs operating primarily in the energy sector with the main objective of providing a tax-advantaged total return. The Fund invested with a focus on higher yielding MLPs with the goal of earning and growing the Fund’s distribution to shareholders and a belief that yield would comprise the majority of returns during this period.

6	Nuveen Investments

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page for your Fund in this report.

*	One-year and since inception returns for MTP are annualized; the one-month return for MTP and since inception return for JMF are cumulative.
**	Refer to Glossary of Terms used in this Report for definitions.
***	Since inception returns for MTP and its comparative indexes are from 6/29/07; since inception returns for JMF and its comparative indexes are from 2/24/11.
****	Fund is not reporting on performance for the one-month period ended November 30, 2011.

We maintained our preference for holding MLPs that own pipelines and other infrastructure facilities. This came from our belief in the expected growth of production from nonconventional oil and gas reserves throughout the United States. This potential increase in production from new regions, combined with what we believe to be an increasingly favorable policy shift towards domestic natural gas consumption, could result in the need for higher utilization rates of existing infrastructure and the need for new pipelines as well. We believe this environment is supportive of MLP cash flows and valuations. Distribution growth has always been an important factor in MLP valuations, and we believe a potential increase in mergers and acquisition activity could increase some MLP distributions, which in turn could result, in some cases, in greater distributions to investors. We continued to position the portfolio to take advantage of these types of industry fundamentals and trends, with a primary goal of earning our distribution while seeking capital appreciation.

This annual report for MTP covers a one-month period as a result of a change in the Fund’s fiscal year end from October 31 to November 30. During the one-month period, the Fund executed a trading strategy designed to utilize significant tax loss carry-forwards against unrealized gains in the portfolio while maintaining favorable exposure to the MLP asset class. The Fund participated in a private placement during the month, as well. The Fund purchased restricted units of Teekay Offshore Partners LP, an owner operator of vessels engaged in the production, storage and transportation of oil.

In this environment, how did the Funds perform?

Returns for the Funds, as well as for comparative indexes, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value*

For periods ended 11/30/11

	1-Month	1-Year	Since Inception***
MTP	0.11%	5.50%	4.89%
Alerian MLP Index**	-0.24%	9.54%	10.02%
S&P 500 Index**	-0.22%	7.83%	-2.05%

JMF****	N/A	N/A	-4.76%
Alerian MLP Index**	N/A	N/A	2.98%
S&P 500 Index**	N/A	N/A	-3.03%

MTP outperformed the Alerian MLP Index and the S&P 500 Index for the month of November, 2011. In a mixed month for performance, the gathering & processing and marine sectors produced gains, while other sectors retreated during the period. Kinder Morgan Management LLC and Western Gas Partners LP were the largest positive contributors to the Fund’s performance. The Fund’s continued underweight positions in several large MLPs in the Alerian MLP Index were a drag on performance.

Nuveen Investments	7

Over the nine month period since its inception, JMF’s return trailed the performance of both indexes. JMF implemented its leverage strategy in early May through the use of bank borrowings, which magnified the month’s negative performance. In addition, as a new issue, JMF’s net asset value (NAV) had comparatively very little benefit from the NAV support experienced by many of the more seasoned funds in the MLP market. These more seasoned funds generally had unrealized portfolio gains and an associated deferred tax liability. As the market retreated, the NAV declines of these seasoned funds were partially, but meaningfully, offset by a reduction in their deferred tax liabilities. Together, the effects of leverage and the relative absence of a deferred tax liability had a greater effect on JMF than the effects of sector selection.

At the portfolio level, JMF’s holdings are smaller in market capitalization than the Alerian MLP Index and tend to be slightly more commodity sensitive. These allocations detracted from performance during the period relative to the Alerian MLP Index, which is based upon the fifty largest, most liquid MLPs and significantly concentrated in the largest constituents. The Alerian MLP Index has 58% of its weight in the largest quintile of MLPs by market capitalization compared to the Fund holding less than 32% in this same quintile. The underperformance at the portfolio level can be almost entirely attributed to this underweight position, which was originated due to the low yielding nature of these large cap MLPs.

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The Fund’s investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations, including changes resulting from the “sunset” provisions that may apply to the favorable tax treatment of tax-advantaged dividends. There can be no assurance as to the percentage of a Fund’s distributions that will qualify as tax-advantaged dividends.

Price Risk. This refers to the fact that shares of closed-end investment companies like the Funds have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Funds cannot predict whether the common shares will trade at, above or below net asset value.

Energy Sector Risk. Because the Funds invest primarily in energy sector MLPs, concentration in this sector may present more risks than if the Funds were invested in numerous sectors of the economy.

8	Nuveen Investments

MLP Units Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.

Non-Diversification and Concentration Risk. The Funds are able to invest a greater portion of their assets in obligations of a single issuer than a “diversified” fund. A nondiversified fund, or one with a portfolio concentrated in a particular industry or geographical region, may be affected disproportionately by the performance of a single security or relatively few securities as a result of adverse economic, regulatory, or market occurrences.

Leverage Risk. A Fund’s use of leverage creates the possibility of higher volatility for the Funds’ per share NAV, market price, and distributions. Leverage risk can be introduced through structural leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund’s portfolio. Leverage typically magnifies the total return of a Fund’s portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund’s leveraging strategy will be successful.

Inverse Floater Risk. The funds invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the fund could lose more than its original principal investment.

Nuveen Investments	9

Share Distribution

and Price Information

Distribution Information

The following information regarding your Fund’s distributions is current as of November 30, 2011, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

MTP did not make a distribution during the one-month period ended November 30, 2011. JMF declared its first quarterly distribution to shareholders of $.3160 per share payable May 16, 2011, and that quarterly amount remained stable during the remainder of the reporting period.

The Funds’ quarterly distributions are set pursuant to a managed distribution program. Under that program, the Funds may source their distributions from the following: net distributable cash flow, net realized gains, unrealized gains, and, in certain cases, a return of Fund principal. Net distributable cash flow consists primarily of distributions received from a Fund’s investments in shares of energy Master Limited Partnerships (MLPs), less payments on any of its leveraging instruments and other Fund expenses (including taxes paid at the Fund level since each Fund is taxed as an ordinary “C” corporation). Currently, the Funds intend to distribute substantially all of their net distributable cash flow received without sourcing incremental amounts from other components. For additional information regarding the managed distribution program please visit the distribution section of each Fund’s website at www.nuveen.com.

For purposes of determining the income tax characterization of each Fund’s distributions, amounts in excess of each Fund’s earnings and profits for federal income tax purposes are characterized as a return of capital. Distributions attributable to earnings and profits for federal income tax purposes are characterized as taxable ordinary dividends. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund’s annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by the MLPs on Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses. In addition, a Fund will recognize income (and increase its earnings and profits) should it receive a distribution from an MLP that exceeds its income tax basis. Distributions from any given MLP are treated as a return of capital to the extent of a Fund’s income tax basis in that MLP.

10	Nuveen Investments

The following table provides estimated information regarding each Fund’s distributions and actual total return performance for the period ended November 30, 2011. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

As of November 30, 2011	MTP*	JMF**
Inception date	6/29/07	2/24/11
Period ended November 30, 2011
Per share distribution
From net investment income	$—	$—
Return of capital	—	0.95

Total per share distribution	$—	$0.95

Annualized distribution rate on NAV	—%	7.36%
Average annual total returns***:
1-Month on NAV	0.11%	N/A
1-Year on NAV	5.50%	N/A
Since inception on NAV	4.89%	-4.76%

*	For the period November 1, 2011 through November 30, 2011.
**	For the period February 24, 2011 (commencement of operations) through November 30, 2011.
***	Returns less than 1-year are cumulative.

Price Information

The Funds have not repurchased any of their outstanding shares since the inception of their repurchase programs.

As of November 30, 2011, the Funds’ share prices were trading at (+) premiums or (-) discounts to their NAVs as shown in the accompanying table.

Fund	11/30/11 (-)Discount	Average* (+) Premium/(-)Discount
MTP	(-) 9.12%	(-) 9.47%
JMF	(-) 3.25%	(+)1.47%

*	MTP’s average is for the period November 1, 2011 through November 30, 2011. JMF’s average is for the period February 24, 2011 (commencement of operations) through November 30, 2011.

Nuveen Investments	11

Fund Snapshot

Share Price	$16.15
Net Asset Value (NAV)	$17.77
Premium/(Discount) to NAV	-9.12%
Current Distribution Rate[1]	5.87%
Net Assets ($000)	$263,247

Average Annual Total Return

(Inception 6/29/07)

	On Share Price	On NAV
1-Month (Cumulative)	-1.22%	0.11%
1-Year	-3.81%	5.50%
Since Inception	1.78%	4.89%

Portfolio Composition

(as a % of total investments)2

Oil, Gas & Consumable Fuels	97.4%
Gas Utilities	1.8%
Short-Term Investments	0.6%
Energy Equipment & Services	0.2%

Ten Largest Master Limited

Partnerships & MLP Affiliates

Holdings

(as a % of total investments)2, 4

Enterprise Products Partners LP	5.6%
Kinder Morgan Management LLC	5.6%
Plains All American Pipeline LP	5.2%
ONEOK Partners LP	4.8%
DCP Midstream Partners LP	4.6%
Energy Transfer Equity LP	4.5%
Western Gas Partners LP	4.3%
Williams Partners LP	4.0%
Targa Resources Partners LP	4.0%
Magellan Midstream Partners LP	3.7%

MTP Performance OVERVIEW	MLP & Strategic Equity Fund Inc. as of November 30, 2011

Portfolio Allocation (as a % of total investments)2

2010-2011 Dividends Per Share3

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	Holdings are subject to change.
3	Effective February 1, 2011, the Fund began paying distributions to shareholders quarterly, with its first quarterly distribution of $.2370 per share payable May 16, 2011.
4	Excluding short-term investments.

12	Nuveen Investments

JMF Performance OVERVIEW	Nuveen Energy MLP Total Return Fund
as of November 30, 2011

Portfolio Allocation (as a % of total investments)2

2011 Quarterly Dividends Per Share

Share Price Performance — Weekly Closing Price

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	Holdings are subject to change.
3	Excluding short-term investments.

Fund Snapshot
Share Price	$16.66
Net Asset Value (NAV)	$17.22
Premium/(Discount) to NAV	-3.25%
Current Distribution Rate[1]	7.59%
Net Assets Applicable to Common Shares ($000)	$409,905

Leverage
Structural Leverage	23.37%
Effective Leverage	23.37%

Cumulative Total Return
(Inception 2/24/11)

	On Share Price	On NAV
Since Inception	-11.94%	-4.76%

Portfolio Composition
(as a % of total investments)[2]
Oil, Gas & Consumable Fuels	98.3%
Energy Equipment & Services	1.5%
Short-Term Investments	0.1%
Gas Utilities	0.1%

Ten Largest Master Limited
Partnerships & MLP Affiliates
Holdings
(as a % of total investments)[2,3]
Kinder Morgan Management LLC	8.5%
Plains All American Pipeline LP	7.9%
Enbridge Energy Management LLC	7.4%
Enterprise Products Partners LP	6.7%
Regency Energy Partners LP	5.6%
Energy Transfer Equity LP	5.5%
Williams Partners LP	5.5%
DCP Midstream Partners LP	5.0%
Copano Energy LLC	4.6%
Inergy LP	4.3%

Nuveen Investments	13

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors/Trustees and Shareholders of

MLP & Strategic Equity Fund Inc. and Nuveen Energy MLP Total Return Fund:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of MLP & Strategic Equity Fund Inc. and Nuveen Energy MLP Total Return Fund (hereinafter referred to as the “Funds”) at November 30, 2011, the results of each of their operations, the changes in each of their net assets and of cash flows for Nuveen Energy MLP Total Return Fund, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of MLP & Strategic Equity Fund Inc. for the year ended October 31, 2008 and the period ended October 31, 2007 were audited by other independent auditors whose report, dated December 26, 2008, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Chicago, IL

January 27, 2012

14	Nuveen Investments

MTP	MLP & Strategic Equity Fund Inc. Portfolio of INVESTMENTS
November 30, 2011

Shares/ Units	Description (1)	Value
	Master Limited Partnerships & MLP Affiliates – 108.1% (99.4% of Total Investments)

	Energy Equipment & Services – 0.2% (0.2% of Total Investments)

21,916	Exterran Partners LP	$475,796

	Gas Utilities – 2.0% (1.8% of Total Investments)

64,000	AmeriGas Partners LP	2,808,320
53,406	Suburban Propane Partners LP	2,483,379

	Total Gas Utilities	5,291,699

	Oil, Gas & Consumable Fuels – 105.9% (97.4% of Total Investments)

37,550	Alliance Holding GP LP	1,903,034
69,296	Alliance Resource Partners LP	4,951,199
21,100	American Midstream Partners LP	397,524
18,000	Boardwalk Pipeline Partners LP	467,280
87,700	Breitburn Energy Partners LP	1,622,450
145,563	Buckeye Partners LP	9,286,919
128,381	Buckeye Partners LP, Class B Shares, (2), (3), (4)	7,478,292
45,300	Chesapeake Midstream Partners LP	1,187,313
46,500	Copano Energy LLC	1,539,150
94,061	Crestwood Midstream Partners LP	2,809,602
128,815	Crestwood Midstream Partners LP, Class C Shares, (2), (3), (4)	3,651,402
306,557	DCP Midstream Partners LP	13,154,361
332,200	El Paso Pipeline Partners LP	10,886,194
258,553	Enbridge Energy Management LLC, (3)	8,237,499
173,188	Enbridge Energy Partners LP	5,363,632
365,557	Energy Transfer Equity LP	12,900,507
351,414	Enterprise Products Partners LP	15,985,823
122,690	EV Energy Partners, LP	8,373,593
135,964	Genesis Energy LP	3,547,301
105,695	Holly Energy Partners LP	5,889,325
221,875	Inergy LP	5,364,938
34,960	LRR Energy LP	660,744
223,455	Kinder Morgan Management LLC, (3)	15,813,910
172,048	Magellan Midstream Partners LP	11,007,631
173,150	MarkWest Energy Partners LP	9,287,766
47,375	Natural Resource Partners LP	1,303,760
10,000	NGL Energy Partners LP	214,800
13,000	NuStar Energy LP	712,920
150,800	NuStar GP Holdings LLC	4,477,252
269,006	ONEOK Partners LP	13,600,943
15,800	Oxford Resource Partners LP	278,554
40,003	Pioneer Southwest Energy Partners LP	1,216,491
228,849	Plains All American Pipeline LP	14,843,146
289,713	Regency Energy Partners LP	6,666,296
281,026	Spectra Energy Partners LP	8,506,657
84,470	Sunoco Logistics Partners LP	8,722,372
301,250	Targa Resources Partners LP	11,305,913
144,999	TC PipeLines LP	6,899,052
280,469	Teekay Offshore Partners LP, (2), (4)	7,050,991
52,875	Teekay Offshore Partners LP	1,474,684
83,063	Teekay LNG Partners LP	2,673,798

Nuveen Investments	15

MTP	MLP & Strategic Equity Fund Inc. (continued) Portfolio of INVESTMENTS November 30, 2011

Shares/ Units	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

118,426	TransMontaigne Partners LP	$3,620,283
326,420	Western Gas Partners LP	12,299,506
195,822	Williams Partners LP	11,369,425

	Total Oil, Gas & Consumable Fuels	279,004,232

	Total Master Limited Partnerships & MLP Affiliates (cost $197,648,966)	284,771,727

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 0.7% (0.6% of Total Investments)

$ 1,724	Repurchase Agreement with State Street Bank, dated 11/30/11, repurchase price $1,724,016, collateralized by $1,760,000 U.S. Treasury Bills, 0.000%, due 12/29/11, value $1,759,972	0.010%	12/01/11	$1,724,016

	Total Short-Term Investments (cost $1,724,016)			1,724,016

	Total Investments (cost $199,372,982) – 108.8%			286,495,743

	Other Assets Less Liabilities – (8.8)%			(23,248,807)
	Net Assets – 100%			$263,246,936

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)	For fair value measurement disclosure purposes, Master Limited Partnership & MLP Affiliates categorized as Level 2. See Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies, Investment Valuation for more information.
(3)	Distributions are paid in-kind.
(4)	Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

16	Nuveen Investments

JMF	Nuveen Energy MLP Total Return Fund
Portfolio of INVESTMENTS

November 30, 2011

Shares/ Units	Description (1)	Value
	Master Limited Partnerships & MLP Affiliates – 130.5% (99.9% of Total Investments)

	Energy Equipment & Services – 1.9% (1.5% of Total Investments)

368,020	Exterran Partners LP	$7,989,714

	Gas Utilities – 0.1% (0.1% of Total Investments)

8,000	AmeriGas Partners LP	351,040

	Oil, Gas & Consumable Fuels – 128.5% (98.3% of Total Investments)

114,000	Alliance Holding GP LP	5,777,520
145,450	American Midstream Partners LP	2,740,278
295,000	Breitburn Energy Partners LP	5,457,500
191,200	Buckeye Partners LP	12,198,560
239,441	Buckeye Partners LP, Class B Shares, (2), (3), (4)	13,947,623
739,770	Copano Energy LLC	24,486,387
624,245	DCP Midstream Partners LP	26,786,353
457,600	El Paso Pipeline Partners LP	14,995,552
1,271,665	Enbridge Energy Management LLC, (3)	39,383,465
838,350	Energy Transfer Equity LP	29,585,372
782,215	Enterprise Products Partners LP	35,582,960
215,125	EV Energy Partners, LP	14,682,281
758,240	Genesis Energy LP	19,782,482
942,455	Inergy LP	22,788,562
645,211	Kinder Morgan Management LLC, (3)	45,661,582
64,880	LRR Energy LP	1,226,232
81,000	Magellan Midstream Partners LP	5,182,380
171,950	Natural Resource Partners LP	4,732,064
372,000	NGL Energy Partners LP	7,990,560
22,000	NuStar Energy LP	1,206,480
10,000	NuStar GP Holdings LLC	296,900
693,815	Oxford Resource Partners LP	12,231,958
649,265	Plains All American Pipeline LP	42,111,328
1,309,505	Regency Energy Partners LP	30,131,710
471,550	Targa Resources Partners LP	17,697,272
394,645	TC PipeLines LP	18,777,209
159,335	Teekay Offshore Partners LP, (2), (4)	4,005,682
417,000	Teekay Offshore Partners LP	11,630,130
306,170	Teekay LNG Partners LP	9,855,612
162,660	TransMontaigne Partners, LP	4,972,516
300,000	Western Gas Partners LP	11,304,000
507,330	Williams Partners LP	29,455,580

	Total Oil, Gas & Consumable Fuels	526,664,090

	Total Master Limited Partnerships & MLP Affiliates (cost $530,683,202)	535,004,844

Nuveen Investments	17

JMF	Nuveen Energy MLP Total Return Fund (continued)
Portfolio of INVESTMENTS November 30, 2011

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	Short-Term Investments – 0.1% (0.1% of Total Investments)

$ 627	Repurchase Agreement with State Street Bank, dated 11/30/11, repurchase price $627,050, collateralized by $640,000 U.S. Treasury Bills, 0.000%, due 12/29/11, value $639,990	0.010%	12/01/11	$627,050

	Total Short-Term Investments (cost $627,050)			627,050

	Total Investments (cost $531,310,252) – 130.7%			535,631,894

	Borrowings – (30.5)% (5), (6)			(125,000,000)

	Other Assets Less Liabilities – (0.2)%			(727,275)

	Net Assets – 100%			$409,904,619

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.
(2)	For fair value measurement disclosure purposes, Master Limited Partnership & MLP Affiliates categorized as Level 2. See Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies, Investment Valuation for more information.
(3)	Distributions are paid in-kind.
(4)	Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.
(5)	Borrowings as a percentage of Total Investments is 23.3%.
(6)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Borrowings. As of November 30, 2011, investments with a value of $339,292,082 have been pledged as collateral for Borrowings.

See accompanying notes to financial statements.

18	Nuveen Investments

Statement of
ASSETS & LIABILITIES

November 30, 2011

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Assets
Investments, at value (cost $199,372,982 and $531,310,252, respectively)	$286,495,743	$535,631,894
Receivables:
Distributions from Master Limited Partnerships (“MLPs”)	131,591	245,427
Investments sold	3,796,824	—
Other assets	2,039	10,036

Total assets	290,426,197	535,887,357

Liabilities
Borrowings	—	125,000,000
Payables:
Interest	—	138,013
Federal income tax	213,759	—
State income tax	930,906	—
Net deferred tax liability	25,508,715	—
Accrued expenses:
State franchise tax	9,878	118, 219
Management fees	221,518	468,499
Other	294,485	258,007

Total liabilities	27,179,261	125,982,738

Net assets	$263,246,936	$409,904,619

Shares outstanding	14,810,750	23,800,246

Net asset value per share outstanding	$17.77	$17.22

Net assets consist of:
Shares, $.001 and $.01 par value per share, respectively	$14,811	$238,002
Paid-in surplus	221,198,223	430,526,658
Accumulated net investment income (loss), net of tax	4,267,893	(5,516,747)
Accumulated net realized gain (loss), net of tax	(42,631,086)	(19,664,936)
Net unrealized appreciation (depreciation), net of tax	80,397,095	4,321,642

Net assets	$263,246,936	$409,904,619

Authorized shares	100,000,000	Unlimited

See accompanying notes to financial statements.

Nuveen Investments	19

Statement of
OPERATIONS

	MLP & Strategic Equity (MTP)		Energy MLP Total Return (JMF)
	One Month Ended 11/30/11	Year Ended 10/31/11	For the Period 2/24/11 (commencement of operations) through 11/30/11
Investment Income
Distributions from MLPs	$2,680,011	$15,115,040	$23,593,819
Less: Return of capital on distributions from MLPs	(2,680,011)	(15,115,040)	(23,593,819)
Interest	72	1,892	1,224

Total investment income	72	1,892	1,224

Expenses
Management fees	(234,206)	(2,848,754)	(4,073,073)
Shareholders’ servicing agent fees and expenses	(17)	(7,099)	(104)
Interest expense on borrowings	—	—	(928,957)
Custodian’s fees and expenses	(2,978)	(46,124)	(58,424)
Directors’/Trustees’ fees and expenses	(696)	(26,371)	(16,617)
Professional fees	(33,229)	(93,625)	(133,890)
Shareholders’ reports—printing and mailing expenses	(16,952)	(81,493)	(108,304)
Stock exchange listing fees	(18)	—	—
Investor relations expense	(3,564)	(40,794)	(63,720)
Franchise tax expense	(9,878)	—	(118,219)
Other expenses	(9,351)	(7,219)	(21,488)

Total expenses before custodian fee credit and expense reimbursement	(310,889)	(3,151,479)	(5,522,796)
Custodian fee credit	23	19	4,825
Expense reimbursement	12,688	—	—

Net expenses	(298,178)	(3,151,460)	(5,517,971)

Net investment income (loss) before taxes	(298,106)	(3,149,568)	(5,516,747)

Deferred tax benefit	684,362	676,861	—
Current tax (expense)	(527,699)	(605,270)	—

Net investment income (loss)	(141,443)	(3,077,977)	(5,516,747)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	36,954,000	14,713,908	(19,664,936)
Deferred tax (expense)/benefit	(15,723,000)	(4,650,340)	—

Net realized gain (loss) from investments	21,231,000	10,063,568	(19,664,936)

Change in net unrealized appreciation (depreciation) of investments before taxes	(36,019,417)	16,510,736	4,321,642
Deferred tax (expense)/benefit	15,325,359	(5,218,228)	—

Change in net unrealized appreciation (depreciation) of investments	(20,694,058)	11,292,508	4,321,642

Net realized and unrealized gain (loss)	536,942	21,356,076	(15,343,294)

Net increase (decrease) in net assets from operations	$395,499	$18,278,099	$(20,860,041)

See accompanying notes to financial statements.

20	Nuveen Investments

Statement of
Changes in Net Assets

	MLP & Strategic Equity (MTP)			Energy MLP Total Return (JMF)
	One Month Ended 11/30/11	Year Ended 10/31/11	Year Ended 10/31/10	For the Period 2/24/11 (commencement of operations) through 11/30/11
Operations
Net investment income (loss)	$(141,443)	$(3,077,977)	$(2,047,329)	$(5,516,747)
Net realized gain (loss) from investments	21,231,000	10,063,568	3,949,654	(19,664,936)
Change in net unrealized appreciation (depreciation) of investments	(20,694,058)	11,292,508	69,084,607	4,321,642

Net increase (decrease) in net assets from operations	395,499	18,278,099	70,986,932	(20,860,041)

Distributions to Shareholders
From net investment income	—	(8,719,354)	—	—
Return of capital	—	(5,053,525)	(12,405,256)	(22,473,984)

Decrease in net assets from distributions to shareholders	—	(13,772,879)	(12,405,256)	(22,473,984)

Fund Share Transactions
Proceeds from sale of shares, net of offering costs	—	—	—	450,006,600
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	188,523	1,292,066	3,131,769

Net increase (decrease) in net assets from Fund share transactions	—	188,523	1,292,066	453,138,369

Net increase (decrease) in net assets	395,499	4,693,743	59,873,742	409,804,344
Net assets at the beginning of period	262,851,437	258,157,694	198,283,952	100,275

Net assets at the end of period	$263,246,936	$262,851,437	$258,157,694	$409,904,619

Accumulated net investment income (loss), net of tax at the end of period	$4,267,893	$(6,901,946)	$(10,090,869)	$(5,516,747)

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of
Cash Flows

Energy MLP Total Return (JMF)
For the Period 2/24/11 (commencement of operations) through 11/30/11
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$(20,860,041)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(809,319,834)
Proceeds from sales and maturities of investments	235,377,877
Return of capital distributions from MLPs	23,593,819
Proceeds from (Purchase of) short-term investments, net	(627,050)
(Increase) Decrease in:
Receivable for distributions from MLPs	(245,427)
Other assets	(10,036)
Increase (Decrease) in:
Payable for interest	138,013
Accrued state franchise tax expense	118,219
Accrued management fees	468,499
Accrued other expenses	258,007
Net realized (gain) loss from investments	19,664,936
Change in net unrealized (appreciation) depreciation of investments	(4,321,642)

Net cash provided by (used in) operating activities	(555,764,660)

Cash Flows from Financing Activities:
Increase (Decrease) in borrowings	125,000,000
Cash distributions paid to shareholders	(19,342,215)
Proceeds from sale of shares, net of offering costs	450,006,600

Net cash provided by (used in) financing activities	555,664,385

Net Increase (Decrease) in Cash	(100,275)
Cash at the beginning of period	100,275

Cash at the End of Period	$—

Supplemental Disclosure of Cash Flow Information

Cash paid by Energy MLP Total Return (JMF) for interest on borrowings during the period ended November 30, 2011 was $682,952.

Non-cash financing activities not included herein consist of reinvestments of share distributions of $3,131,769.

See accompanying notes to financial statements.

22	Nuveen Investments

Intentionally Left Blank

Nuveen Investments	23

Financial
HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Return of Capital	Total	Offering Costs	Ending Net Asset Value	Ending Market Value
MLP & Strategic Equity (MTP)
Year Ended 11/30:
2011(f)	$17.75	$(.01)	$.03	$.02	$—	$—	$—	$—	$17.77	$16.15
Year Ended 10/31:
2011	17.44	(.21)	1.45	1.24	(.59)	(.34)	(.93)	—	17.75	16.35
2010	13.47	(.14)	4.95	4.81	—	(.84)	(.84)	—	17.44	17.41
2009	11.70	(.15)	2.82	2.67	—	(.90)	(.90)	—	13.47	14.42
2008	18.06	(.09)	(5.07)	(5.16)	—	(1.20)	(1.20)	—	11.70	13.00
2007(g)	19.10	.04	(.74)	(.70)	(.03)	(.27)	(.30)	(.04)	18.06	16.24
Energy MLP Total Return (JMF)
Year Ended 11/30:
2011(h)	19.10	(.24)	(.65)	(.89)	—	(.95)	(.95)	(.04)	17.22	16.66

	Borrowings at the End of Period
	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Energy MLP Total Return (JMF)
Year Ended 11/30:
2011(h)	$125,000	$4,280

24	Nuveen Investments

		Ratios/Supplemental Data
			Ratios to Average Net Assets Before Reimbursement/Income Taxes/		Ratios to Average Net Assets After		Ratios to Average
Total Returns			Tax Benefit (Expense)		Reimbursement(c)(d)(e)		Net Assets
Based on Market Value(b)	Based on Net Asset Value(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Current and Deferred Tax Benefit (Expense)		Portfolio Turnover Rate
(1.22)%	.11%	$263,247	(1.45)%*	(1.45)%*	(2.52)%*	(.66 )%*	(1.13	)%*	20%

(.82)	7.25	262,851	(1.20)	(1.20)	(4.93)	(1.17)	(3.73)		37
26.91	36.28	258,158	(1.31)	(1.31)	(8.36)	(.86)	(7.05)		16
20.47	25.04	198,284	(1.35)	(1.32)	(1.35)	(1.32)	—		38
(12.82)	(29.45)	170,399	(1.33)	(.62)	(1.33)	(.62)	—		5
(17.37)	(3.77)	262,603	(1.35)*	.62 *	(1.35)*	.62 *	—		0

(11.94)	(4.76)	409,905	(1.78)*	(1.78)*	(1.78)*	(1.78)*	—	*	46

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	For the fiscal years ended subsequent to October 31, 2009, where applicable, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal years ended subsequent to October 31, 2009, where applicable, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

For the period June 29, 2007, (commencement of operations) through October 31, 2009, MLP & Strategic Equity’s (MTP) Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Advisors. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

(c)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Expenses ratios include current and deferred tax benefit (expense) allocated to net investment income (loss) and deferred tax benefit (expense) allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude deferred tax benefit (expense) allocated to realized and unrealized gain (loss).

(e)	•	Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, as described in Footnote 7– Borrowing Arrangements.
	•	Each ratio includes the effect of all interest expense, costs and fees paid on borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Energy MLP Total Return (JMF)
Year Ended 11/30:
2011(h)	.30	%*

(f)	For the one month ended November 30, 2011.
(g)	For the period June 29, 2007 (commencement of operations) through October 31, 2007.
(h)	For the period February 24, 2011 (commencement of operations) through November 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	25

Notes to
FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are MLP & Strategic Equity Fund Inc. (MTP) and Nuveen Energy MLP Total Return Fund (JMF) (each a “Fund” and collectively the “Funds”). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

Prior to its commencement of operations on February 24, 2011, Energy MLP Total Return (JMF) had no operations other than those related to organizational matters, the initial capital contribution of $100,275, and the recording of the Fund’s organizational expenses ($11,000) and its reimbursement by the Adviser.

Effective November 1, 2011, MLP & Strategic Equity (MTP) changed its fiscal and tax year ends from October 31 to November 30. This change did not affect the objective, investment strategy or portfolio management of the Fund.

MLP & Strategic Equity’s (MTP) investment objective is to provide a high level of after-tax total return. The Fund pursues its investment objective by investing substantially all of its net assets in publicly traded master limited partnerships (“MLPs”) operating in the energy infrastructure sector of the market. Energy MLP Total Return’s (JMF) investment objective is to provide tax-advantaged total return. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of MLPs in the energy sector. Under normal market circumstances, the Fund will invest at least 80% of its managed assets (as defined in Footnote 7 – Management Fees and Other Transactions with Affiliates) in MLPs in the energy sector. The Funds consider investments in MLPs to include investments that offer economic exposure to publicly traded and private MLPs in the form of equity securities of MLPs, securities of entities holding primarily general partner or managing member interests in MLPs, securities that are derivatives of interests in MLPs and debt securities of MLPs. Further, the Funds consider an entity to be part of the energy sector if it derives at least 50% of its revenues from the business of exploring, developing, producing, gathering, transporting, processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids, crude oil, refined petroleum products or coal.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors/Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general

26	Nuveen Investments

principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors/Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Master Limited Partnerships

An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members,through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.

Each Fund may purchase both domestic and international MLPs. Each Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. Each Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. Each Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recognized on the accrual basis.

Each Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. Each Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as “Distributions from MLPs” on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities, which are recognized as “Return of capital on distributions from MLPs” on the Statement of Operations. For the periods ended November 30, 2011, each Fund estimated and characterized 100% of its distributions from MLPs as return of capital.

Income Taxes

Each Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, each Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate for MLP & Strategic Equity (MTP) and Energy MLP Total Return (JMF) are 5.36% and 1.99%, respectively. Each Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

Each Fund’s income tax provision consists of the following as of November 30, 2011, the Funds’ tax year end:

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Current tax expense (benefit):
Federal	$213,759	$—
State	313,940	—

Total current tax expense (benefit)	$527,699	$—

Nuveen Investments	27

Notes to
FINANCIAL STATEMENTS (continued)

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Deferred tax expense (benefit):
Federal	$(100,871)	$—
State	(185,850)	—

Total deferred tax expense (benefit)	$(286,721)	$—

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

	MLP & Strategic Equity (MTP)		Energy MLP Total Return (JMF)
Description	Amount	Rate	Amount	Rate
Application of statutory income tax rate	$222,767	35.00%	$(7,301,014)	35.00%
State income taxes net of federal benefit	34,127	5.36	(415,641)	1.99
Effect of permanent differences	—	—	—	—
Effect of valuation allowance	(15,916)	(2.50)	7,716,655	(36.99)
Effect of other items	—	—	—	—

Total income tax expense (benefit)	$240,978	37.86%	$—	—%

Each Fund invests its assets primarily in MLPs, which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, each Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income. Each Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent a Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing each Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

28	Nuveen Investments

Components of the Funds’ deferred tax assets and liabilities as of November 30, 2011, the Funds’ tax year end, are as follows:

	MLP & Strategic* Equity (MTP)	Energy MLP** Total Return (JMF)
Description	Deferred Benefit (Liability)	Deferred Benefit (Liability)
Deferred tax assets:
Net operating loss carryforward (tax basis)	$6,239,879	$1,976,367
Capital loss carryforward (tax basis)	7,379,877	7,250,242
Tax credit carryforward—AMT	214,554	—
Other	3,756	—

	$13,838,066	$9,226,609

Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(38,158,862)	$(1,509,954)

Net deferred taxes before valuation allowance	$(24,320,796)	$7,716,655

Less: valuation allowance	(1,187,919)	(7,716,655)

Net deferred tax assets (liabilities)	$(25,508,715)	$—

Changes in the valuation allowance were as follows:

Balance at the beginning of period	$1,203,835	$—
Provision to return	(15,916)	—
Initial allowance recorded	—	7,716,655

Balance at the end of period	$1,187,919	$7,716,655

*	For the period November 1, 2011 through November 30, 2011.
**	For the period February 24, 2011 (commencement of operations) through November 30, 2011.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At November 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Cost of investments	$184,648,771	$531,595,920

Gross unrealized:
Appreciation	$102,029,248	$33,718,782
Depreciation	(182,276)	(29,682,808)

Net unrealized appreciation (depreciation) of investments	$101,846,972	$4,035,974

At November 30, 2011, the Funds’ tax year end, the Funds had net operating loss carryforwards available for federal income tax purposes to be applied against future taxable income, if any. If not applied, the carryforwards will expire as follows:

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Expiration:
November 30, 2028	$11,001,074	$—
November 30, 2029	1,440,597	—
November 30, 2030	1,953,682	—
November 30, 2031	—	5,516,747

Total	$14,395,353	$5,516,747

Nuveen Investments	29

Notes to
FINANCIAL STATEMENTS (continued)

At November 30, 2011, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	MLP & Strategic Equity (MTP)	Energy MLP Total Return (JMF)
Expiration:
November 30, 2013	$19,645,804	$—
November 30, 2014	36,376	—
November 30, 2016	—	19,379,268

Total	$19,682,180	$19,379,268

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The Funds’ quarterly distributions are set pursuant to a managed distribution program. Under that program, the Funds may source their distributions from the following: net distributable cash flow, net realized gains, unrealized gains, and, in certain cases, a return of Fund principal. Net distributable cash flow consists primarily of distributions received from a Fund’s investments in shares of energy MLPs, less payments on any of its leveraging instruments and other Fund expenses (including taxes paid at the Fund level since each Fund is taxed as an ordinary “C” corporation). Currently, the Fund’s intend to distribute substantially all of their net distributable cash flow received without sourcing incremental amounts from other components.

For purposes of determining the income tax characterization of each Fund’s distributions, amounts in excess of each Fund’s earnings and profits for federal income tax purposes are characterized as a return of capital. Distributions attributable to earnings and profits for federal income tax purposes are characterized as taxable ordinary dividends. Each Fund will calculate its earnings and profits based on its taxable period ended November 30 and will report the character of its distributions to shareholders shortly after the end of the calendar year. The primary components of each Fund’s annual earnings and profits calculation are: income, loss and other flow-through items (including earnings and profits adjustments) reported by the MLPs on Schedule K-1, realized gain or loss on sales of Fund investments and deductible operating expenses. In addition, a Fund will recognize income (and increase its earnings and profits) should it receive a distribution from an MLP which exceeds its income tax basis. Distributions from any given MLP are treated as a return of capital to the extent of a Fund’s income tax basis in that MLP.

The character of each Fund’s distributions for U.S. GAAP purposes, which can often differ from the tax character, is based on estimates of the sources of those distributions (which can be from a combination of income and/or a return of capital) made at the time such distributions are received, which in turn are based upon a historical review of information available from each MLP and other industry sources. The Fund’s accounting characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. It is currently estimated that 100% of each Fund’s distributions during the period ended November 30, 2011, will be characterized for U.S. GAAP purposes as a return of capital.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not invest in any such investments during the periods ended November 30, 2011.

Organizational and Offering Costs

The Adviser has agreed to reimburse all Energy MLP Total Return’s (JMF) organizational expenses (approximately $11,000) and to pay all offering costs (other than the sales load) that exceed $.04 per share. The Fund’s share of offering costs ($944,400) was recorded as a reduction of proceeds from the sale of shares.

30	Nuveen Investments

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds’ organizational documents, its officers and directors/trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity.

Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.

Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of November 30, 2011:

MLP & Strategic Equity (MTP)	Level 1	Level 2	Level 3	Total
Investments:
Master Limited Partnerships & MLP Affiliates*	$266,591,042	$18,180,685	$—	$284,771,727
Short-Term Investments	—	1,724,016	—	1,724,016

Total	$266,591,042	$19,904,701	$—	$286,495,743

Energy MLP Total Return (JMF)	Level 1	Level 2	Level 3	Total
Investments:
Master Limited Partnerships & MLP Affiliates*	$517,051,539	$17,953,305	$—	$535,004,844
Short-Term Investments	—	627,050	—	627,050

Total	$517,051,539	$18,580,355	$—	$535,631,894

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Master Limited Partnerships & MLP Affiliates classified as Level 2.

During the periods ended November 30, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the periods ended November 30, 2011.

Nuveen Investments	31

Notes to
FINANCIAL STATEMENTS (continued)

4. Fund Shares

During the fiscal year ended October 31, 2011, MLP & Strategic Equity’s (MTP) Board of Directors approved a share repurchase program allowing the Fund to repurchase up to 10% of its outstanding shares. During the period February 24, 2011 (commencement of operations) through November 30, 2011, Energy MLP Total Return’s (JMF) Board of Trustees approved a share repurchase program allowing the Fund to repurchase up to 10% of its outstanding shares. The Funds have not repurchased any of their outstanding shares since the inceptions of their share repurchase programs.

Transactions in shares were as follows:

	MLP & Strategic Equity (MTP)			Energy MLP Total Return (JMF)
	One Month Ended 11/30/11	Year Ended 10/31/11	Year Ended 10/31/10	For the Period 2/24/11 (commencement of operations) through 11/30/11
Shares:
Sold	—	—	—	23,610,000
Issued to shareholders due to reinvestment of distributions	—	10,620	82,529	184,996

	—	10,620	82,529	23,794,996

5. Investments Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended November 30, 2011,

	MLP & Strategic Equity (MTP)*	Energy MLP Total Return (JMF)**
Purchases	$56,000,726	$809,319,834
Sales	61,316,859	235,377,877

*	For the period November 1, 2011 through November 30,2011.
**	For the period February 24, 2011 (commencement of operations) through November 30, 2011.

6. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets *	MLP & Strategic Equity (MTP) Fund-Level Fee Rate	Energy MLP Total Return (JMF) Fund-Level Fee Rate
For the first $500 million	.9200%	.9000%
For the next $500 million	.8950	.8750
For the next $500 million	.8700	.8500
For the next $500 million	.8450	.8250
For managed assets over $2 billion	.8200	.8000

32	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level *	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of November 30, 2011, the complex-level fee rate for each Fund was .1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into investment sub-advisory agreements with Fiduciary Asset Management, LLC (“FAMCO”), under which FAMCO manages the investment portfolios for the Funds. FAMCO is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to reimburse expenses so that MLP & Strategic Equity’s (MTP) total operating expenses do not exceed 1.35% through August 1, 2012, of the Fund’s average daily managed assets.

The Funds pay no compensation directly to those of its directors/trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent directors/trustees that enables directors/trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7. Borrowing Arrangements

Energy MLP Total Return (JMF) has entered into a $130 million (maximum commitment amount) prime brokerage facility with Deutsche Bank as a means of financial leverage. On April 29, 2011, the Fund began to draw on this borrowing facility. As of November 30, 2011, the Fund’s outstanding balance on these borrowings was $125 million. For the period April 29, 2011 through November 30, 2011, the average daily balance outstanding and annual interest rate on these borrowings were $115,937,500 and 1.18%, respectively.

In order to maintain this borrowing facility, the Fund must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in the Fund’s portfolio of investments. Interest charged on the used portion of these borrowings is calculated at a rate per annum equal to 3-Month LIBOR (London Inter-bank Offered Rate) plus .85%. In addition, the Fund accrues a commitment fee of .50% per annum on the unused portion of the maximum commitment amount. The Fund also paid a .05% one-time closing fee on the maximum commitment amount, which was fully expensed during the current reporting period.

Interest expense, commitment and closing fees are recognized as a component of “Interest expense on borrowings” on the Statement of Operations.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the

Nuveen Investments	33

Notes to
FINANCIAL STATEMENTS (continued)

FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

34	Nuveen Investments

Annual Investment Management

Agreement Approval Process (Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Nuveen Energy MLP Total Return Fund (the “Fund”) is responsible for approving advisory arrangements for the Fund and, at meetings held on November 17, 2010 and December 7, 2010 (together, the “Meeting”), was asked to approve the advisory arrangements on behalf of the Fund. At the Meeting, the Board Members, including the Board Members who are not parties to the advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), considered and approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (formerly known as Nuveen Asset Management) (the “Adviser”) and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Fiduciary Asset Management Inc. (the “Sub-Adviser”), on behalf of the Fund. The Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen Investments, Inc. (“Nuveen”) (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and certain financial information of the parent company of the Sub-Adviser;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting, the Adviser made a presentation to and responded to questions from the Board. During the Meeting, the Independent Board Members also met privately with

Nuveen Investments	35

Annual Investment Management Agreement

Approval Process (Unaudited) (continued)

their legal counsel to review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) investment performance, as described below; (c) the profitability of Nuveen and its affiliates and certain financial information of the parent company of the Sub-Adviser; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A.	Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including advisory services and administrative services. As the Adviser already serves as adviser to other Nuveen funds overseen by the Board Members, the Board has a good understanding of such Fund Adviser’s organization, operations and personnel. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Adviser, the Independent Board Members have relied upon their knowledge from their meetings and any other interactions throughout the year of the Adviser and its services in evaluating the Investment Management Agreement. In addition, the Independent Board Members recognized that the Sub-Adviser acts as sub-adviser to the MLP & Strategic Equity Fund Inc. (the “MLP & Strategic Equity Fund”). In October 2010, the Adviser became the investment adviser to the MLP & Strategic Equity Fund (which had previously been advised by IQ Investment Advisors LLC), and such fund (along with certain other funds that were previously advised by IQ Investment Advisors LLC) became part of the Nuveen fund complex.

At the Meeting and at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the respective Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund; and the experience of the Fund Adviser with applicable investment strategies. Further, the Independent Board Members have considered the background, experience and track record of the Fund Adviser’s investment personnel.

In addition to advisory services, the Independent Board Members considered the quality of any administrative or non-advisory services to be provided. In this regard, the Adviser is expected to provide the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Fund) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment management services, the Adviser and its affiliates will provide the Fund with a wide range of services, including, among other things, product management, fund

36	Nuveen Investments

administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. The Independent Board Members also recognized that the Adviser would oversee the Sub-Adviser.

In addition to the foregoing services, the Independent Board Members also noted the additional services that the Adviser or its affiliates provide to closed-end funds, including, in particular, Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include maintaining an investor relations program to provide timely information and education to financial advisers and investors; providing marketing for the closed-end funds; maintaining and enhancing a closed-end fund website; participating in conferences; and having direct communications with analysts and financial advisors.

In evaluating the services expected to be provided by the Sub-Adviser, the Independent Board Members noted that the Sub-Advisory Agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund. The Board Members recognized the Sub-Adviser’s experience in Master Limited Partnership (MLP) investment products. In addition, the Sub-Adviser made a presentation and, in December 2010, certain of the Independent Board Members visited the offices of the Sub-Adviser.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B.	Investment Performance

The Fund is new and therefore does not have its own performance history. The Independent Board Members were provided, however, with certain information relating to the investment performance of the Sub-Adviser’s MLP Composite, including, among other things, returns for the third quarter of 2010, and the 2010 year-to-date, one-year, three-year, five-year, seven-year, ten-year, and since inception (March 31, 1995) periods as of September 30, 2010, as well as, for the periods available, corresponding returns of the relevant benchmark index.

C.	Fees, Expenses and Profitability

1.	Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, its proposed sub-advisory fee arrangement, and its expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable funds. The Independent Board Members also considered the fund-level breakpoint schedule and the complex-wide breakpoint schedule (described in further detail below). Based on their review of the fee and expense information provided, the Independent Board Members determined that

Nuveen Investments	37

Annual Investment Management Agreement

Approval Process (Unaudited) (continued)

the Fund’s management fees were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.	Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members were familiar with the fees the Adviser assesses to other clients. Such other clients include separately managed accounts (both retail and institutional accounts) and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members have noted, at the Meeting or at prior meetings, that the fee rates charged to a fund (such as the Fund) and charged to other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members have considered the differences in the product types, including, but not limited to, the services to be provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members have noted, in particular, that the range of services as described above to be provided to a fund (such as the Fund) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services to be provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

In considering the advisory fees of the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser did not currently charge a lower advisory or sub-advisory fee to any other client to which it provides comparable services as those it expects to provide to the Fund.

3.	Profitability of Fund Advisers

In conjunction with its review of fees at prior meetings, the Independent Board Members have considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the Meeting or prior meetings, the Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability. They also were provided with the Form 10-K filed by Nuveen on March 31, 2010 (for the period ending December 31, 2009) and the Form 8-K filed by Nuveen on November 12, 2010. The Independent Board Members have also considered, at the Meeting or at prior meetings, Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members have recognized the subjective nature of determining profitability, which may be affected by numerous factors, including the allocation of expenses. Further, the Independent Board

38	Nuveen Investments

Members have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members have reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members have recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services to be provided.

With respect to the Sub-Adviser, an indirect wholly-owned subsidiary of Piper Jaffray Companies, the Independent Board Members were provided with the Form 10-Q filed by Piper Jaffray Companies on November 3, 2010 for the quarterly period ending September 30, 2010, which included its financial statements on a consolidated basis. Given, among other things, the fees that the Sub-Adviser assesses to other clients and that the sub-advisory fee is established through arm’s-length negotiations, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services expected to be provided to the Fund.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other amounts expected to be paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the respective Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expected expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. The Independent Board Members therefore considered whether the Fund could be expected to benefit from any economies of scale. One method to help ensure that shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component. Accordingly, the Independent Board Members received and reviewed the schedule of proposed advisory fees for the Fund, including fund-level breakpoints thereto. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members noted that although the Fund may from time to time make additional share offerings, the growth in its assets will occur primarily through appreciation of its investment portfolio.

Nuveen Investments	39

Annual Investment Management Agreement

Approval Process (Unaudited) (continued)

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Fund, are generally reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Independent Board Members have considered that the complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with the Fund’s shareholders.

E.	Indirect Benefits

In evaluating fees, the Independent Board Members also considered information regarding potential “fall out” or ancillary benefits that a Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members have considered any revenues received by affiliates of the Adviser for serving as agent at Nuveen’s trading desk.

In addition to the above, the Independent Board Members considered whether the Fund Advisers will receive any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to a Fund Adviser in managing the assets of the Fund and other clients. With respect to the Adviser, the Independent Board Members noted that the Adviser does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” the Adviser intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Independent Board Members considered that the Sub-Adviser may participate in soft dollar arrangements, and therefore may benefit from such arrangements to the extent it receives research from brokers that execute the Fund’s portfolio transactions.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

40	Nuveen Investments

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address		Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

■	ROBERT P. BREMNER(2)
	8/22/40	Chairman of		Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council (affiliated with the Investment Company Institute.)
	333 W. Wacker Drive	the Board	1996
	Chicago, IL 60606	and Board Member			239

■	JACK B. EVANS
	10/22/48	Board Member		President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
	333 W. Wacker Drive		1999
	Chicago, IL 60606

					239

■	WILLIAM C. HUNTER
	3/6/48	Board Member	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
	333 W. Wacker Drive
	Chicago, IL 60606

					239

Nuveen Investments	41

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address		Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	DAVID J. KUNDERT(2)
	10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member		Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.
			2005

					239

■	WILLIAM J. SCHNEIDER(2)
	9/24/44	Board Member		Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.
	333 W. Wacker Drive		1997
	Chicago, IL 60606

					239

■	JUDITH M. STOCKDALE
	12/29/47 333 W. Wacker Drive	Board Member		Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
			1997		239
	Chicago, IL 60606

■	CAROLE E. STONE(2)
	6/28/47	Board Member		Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Over-sight Board (2005-2007).
	333 W. Wacker Drive		2007
	Chicago, IL 60606				239

■	VIRGINIA L. STRINGER
	8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).

					239

42	Nuveen Investments

Name, Birthdate and Address		Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

■	TERENCE J. TOTH(2)
	9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member		Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).
2008
239

Interested Board Member:

■	JOHN P. AMBOIAN(3)
	6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member		Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.
2008

239

Name, Birthdate and Address		Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

■	GIFFORD R. ZIMMERMAN
	9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer		Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
1988
239

Nuveen Investments	43

Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address		Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	WILLIAM ADAMS IV
	6/9/55	Vice President		Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since August 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.
	333 W. Wacker Drive		2007
	Chicago, IL 60606				133

■	CEDRIC H. ANTOSIEWICZ
	1/11/62	Vice President		Managing Director of Nuveen Securities, LLC.
	333 W. Wacker Drive		2007		133
	Chicago, IL 60606

■	MARGO L. COOK
	4/11/64	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.
	333 W. Wacker Drive
	Chicago, IL 60606

					239

■	LORNA C. FERGUSON
	10/24/45	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).
	333 W. Wacker Drive				239
	Chicago, IL 60606

■	STEPHEN D. FOY
	5/31/54	Vice President	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.
	333 W. Wacker Drive	and Controller
	Chicago, IL 60606				239

■	SCOTT S. GRACE
	8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.

					239

44	Nuveen Investments

Name, Birthdate and Address		Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

■	WALTER M. KELLY
	2/24/70	Chief Compliance		Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.
	333 W. Wacker Drive	Officer and	2003
	Chicago, IL 60606	Vice President			239

■	TINA M. LAZAR
	8/27/61	Vice President		Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.
	333 W. Wacker Drive		2002		239
Chicago, IL 60606

■	KEVIN J. MCCARTHY
	3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary		Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since
			2007	2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	239

■	KATHLEEN L. PRUDHOMME
	3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary		Managing Director, Assistant Secretary and Co- General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
2011

239

(1)	The Board Members serve a one year term to serve until the next annual meeting or until their successors shall have been duly elected and qualified. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested Director because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	45

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

46	Nuveen Investments

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	47

Glossary of Terms

Used in this Report

•

Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization- weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

•

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•	Current Distribution Rate: An investment’s current annualized distribution divided by its current market price.

•

Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both structural leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any structural leverage.

•	Leverage: Using borrowed money to invest in securities or other assets.

•	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

•

S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

•

Structural Leverage: Structural Leverage consists of preferred shares or debt issued by the Fund. Both of these are part of a Fund’s capital structure. Structural leverage is sometimes referred to as “’40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

48	Nuveen Investments

Notes

Nuveen Investments	49

Additional Fund Information

Board of Directors/Trustees

John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive Chicago, IL 60606

Custodian

State Street Bank

& Trust Company

Boston, MA

Transfer Agent and Shareholder Services

State Street Bank

& Trust Company

Nuveen Funds

P.O. Box 43071

Providence, RI 02940-3071

(800) 257-8787

Legal Counsel

Chapman and Cutler LLP Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares Repurchased
MTP	—
JMF	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

50	Nuveen Investments

Nuveen Investments makes it easy, with the ultimate online resource.

At nuveen.com/understand, you have access to comprehensive educational tools, video libraries and daily pricing for Nuveen’s more than 130 closed-end funds–so you can stay up to date on the latest income-investing news and information.

All the tools and resources you need on closed-end funds are just a click away. www.nuveen.com/understand

There are risks inherent in any investment, including market risk, interest rate risk, credit risk, and the possible loss of principal. There can be no assurance that fund objectives will be achieved and income is not guaranteed. Closed-end funds frequently trade at a discount to their net asset value. Diversification does not ensure against loss.

Nuveen Investments:

Serving Investors for Generations

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, IL 60606

www.nuveen.com/performance

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of Nuveen Asset Management, NWQ, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

EAN-A-1111D

Closed-End Funds

Nuveen Investments

Closed-End Funds

Seeking to provide a high level of after-tax total return.

Annual Report

October 31, 2011

MLP & Strategic

Equity Fund Inc.

MTP

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com

If you receive your Nuveen Fund dividends and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess

If you receive your Nuveen Fund dividends and statements directly from Nuveen.

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairmean of the Board

December 21, 2011

Nuveen Investments

4

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

The Fund’s investment adviser is Nuveen Fund Advisors, Inc., an affiliate of Nuveen Investments. The Fund’s portfolio is managed by Fiduciary Asset Management Inc. (FAMCO), a wholly-owned affiliate of Piper Jaffray Investment Management Inc. James J. Cunnane Jr., CFA, chief investment officer at FAMCO and Quinn T. Kiley, senior portfolio manager, co-manage the Fund. Collectively, the team has over 25 years of experience managing Master Limited Partnerships (MLPs). Here they discuss their investment strategies and the performance of the Fund for the twelve-month period ended October 31, 2011.

What were the general market conditions and trends over the course of the period?

During this period, the U.S. economy’s recovery from recession remained slow. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark fed funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its September 2011 meeting, the central bank stated that economic conditions would likely warrant keeping this rate at “exceptionally low levels” at least through mid-2013. The Fed also announced that it would extend the average maturity of its U.S. Treasury holdings by purchasing $400 billion of these securities with maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed expects to complete by the end of June 2012, are to lower longer-term interest rates, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the third quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 2.0%, the best growth number since the fourth quarter of 2010 and the ninth consecutive quarter of positive growth. The Consumer Price Index (CPI) rose 3.5% year-over-year as of October 2011, while the core CPI (which excludes food and energy) increased 2.1%, edging just above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Unemployment numbers remained high, as October 2011 marked the seventh straight month with a national jobless number of 9.0% or higher. However, after the reporting period came to a close, the U.S. unemployment rate fell to 8.6% in November 2011. While the dip was a step in the right direction, it was partly due to a number of individuals dropping out of the hunt for work. The housing market also continued to be a major weak spot. For the twelve months ended September 2011 (the most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s/Case-Shiller Index lost 3.6%, with 18 of the 20 major metropolitan areas reporting losses. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and efforts to reduce the federal deficit.

Nuveen Investments

5

What was the market environment for the Master Limited Partnerships (MLPs) over the period?

The market environment for MLPs was somewhat complex during this twelve-month period. MLPs and other domestic energy companies exhibited strong performance for much of the year as the economic recovery continued and development of non-conventional oil and gas reserves occurred at a torrid pace. This growth led to significant capital opportunities for MLPs, and the capital markets were supportive, with equity and debt offerings for MLPs on pace for record issuance in 2011. However, despite this fundamental strength, macro-economic and political concerns were a dominant force, causing significant volatility in the equity markets. MLPs were able to deliver gains, but the upside generally was limited due to general investor uncertainty.

The most significant volatility was experienced during the last quarter when the domestic debt crisis came to a climax with Standard & Poor’s downgrading U.S. sovereign credit rating from AAA to AA+. Effectively all gains made during the previous nine months were erased in August and September; only to have the pendulum swing back during October allowing the markets to post gains during the twelve-month period of 11.9% for the Alerian MLP Index and 8.1% for the S&P 500 Index.

What strategies were used to manage the Fund during the twelve-month period ended October 31, 2011?

Over this period, the Fund’s investment objective remains unchanged—to provide a high level of after-tax total return. We attempt to achieve this by investing in a portfolio of publicly traded MLPs operating primarily in the energy infrastructure sector of the market. An important focus in the Fund has been to limit the portfolio’s exposure to those securities we deem to be of low quality, and this focus continued. We continued to prefer holding MLPs that own natural gas infrastructure facilities, and over the past year more than half of the portfolio has been invested in these types of MLPs. This comes from our belief in the expected growth of production from non-conventional reserves throughout the United States. This increase in production from new regions has significantly increased the need for infrastructure and services surrounding natural gas liquids (NGLs), like ethane, that are associated with natural gas production. Because NGLs are sold at a price that is a percent of crude oil prices, current high crude oil prices have caused producers to focus on those non-conventional reserves that contain a high amount of NGLs. We believe this back drop is supportive of MLP cash flows and growth in distributions to investors. While distribution growth has always been an important factor in MLP valuations; MLP investors mirrored the broader market and focused on high yield MLPs more than growth oriented MLPs during the reporting period. We continued to position the portfolio to take advantage of these types of industry fundamentals and trends, trying to identify the best value propositions to gain exposure to the characteristics we seek.

Nuveen Investments

6

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*	Fund inception was 6/29/07.
**	Refer to Glossary of Terms used in this Report for definitions.

In this environment, how did the Fund perform over the period?

Returns for the Fund, as well as for comparative indexes, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value

For periods ended 10/31/11

		Since
	1-Year	Inception*
MTP	7.25%	4.95%
Alerian MLP Index **	11.92%	10.20%
S&P 500 Index **	8.09%	-2.34%

The Fund’s return lagged the Alerian MLP Index (“Index”) and the S&P 500 Index for the twelve-month reporting period. As a diversified Fund under the Investment Company Act of 1940, portfolio positions above 5% of common assets must aggregate to less than 25% of common assets. As a result, the Fund’s portfolio will be less concentrated in the largest MLPs than the Alerian MLP Index itself. In a period of positive performance for large caps, the Fund tends to underperform due to this restriction. The two largest MLPs in the Index are Enterprise Product Partners L.P. and Kinder Morgan Energy Partners, L.P.; 14.8% and 9.9% of the Index during the reporting period, respectively. The relative negative contribution to returns from the underweight positions in these two names more than overcame positive contribution to returns elsewhere in the portfolio.

The Fund’s portfolio performance benefited from several holdings during the period. Williams Partners L.P. performed well over the reporting period. The Fund held a position more than double the Index weight. The Fund participated in three private placements during the period investing $18.9 million in the restricted units of Buckeye Partners L.P., Crestwood Midstream Partners, L.P. and Regency Energy Partners LP., each of which outpaced the Index return. Additionally, the Fund benefited from holding a significantly underweight position in Energy Transfer Partners L.P., a large cap MLP that produced negative returns for the period. We opted instead to own its general partner Energy Transfer Equity L.P. which posted gains. Generally, the overweight positions in those MLPs that own natural gas infrastructure led to outperformance during the period, as well.

The Fund’s portfolio performance was constrained by several MLP holdings and themes during the reporting period. As noted, investors favored those MLPs that generated the highest yield, and the highest yielding MLPs significantly outperformed the lowest yielding MLPs. The Fund’s portfolio is positioned towards higher growth, higher quality MLPs, which tend to be lower yielding.

FISCAL AND TAX YEAR END CHANGE

Effective November 1, 2011, the Fund’s fiscal and tax year ends changed from October 31 to November 30. As a result, the Fund will prepare an annual report for the one-month period ended November 30, 2011. This change in fiscal year end did not affect the objective, investment strategy or portfolio management of the Fund.

Nuveen Investments

7

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The Fund invests primarily in MLPs that pay no separate corporate level tax because they qualify as partnerships under current tax law. A change in law could reduce the cash available for Fund shareholder distributions or the tax treatment of those distributions.

Price Risk. This refers to the fact that shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether the common shares will trade at, above or below net asset value.

Energy Sector Risk. Because the Fund invests primarily in energy sector MLPs, concentration in this sector may present more risks than if the Fund were invested in numerous sectors of the economy.

MLP Units Risk. An investment in MLP units involves risks that differ from a similar investment in equity securities. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common stockholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership.

Non-Diversification and Concentration Risk: This Fund is able to invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. A non-diversified fund, or one with a portfolio concentrated in a particular industry or geographical region, may be affected disproportionately by the performance of a single security or relatively few securities as a result of adverse economic, regulatory, or market occurrences.

Nuveen Investments

8

Share Distribution

and Share Price Information

The following information regarding your Fund’s distributions is current as of October 31, 2011, and likely will vary over time based on the Fund’s investment activities and portfolio investment value changes.

During the twelve-month reporting period, the Fund increased its monthly distribution to shareholders during January. Effective February 1, 2011, the Fund changed from paying distributions on a monthly basis to paying on a quarterly basis, with its first quarterly distribution of .2370 per share payable to shareholders during May 2011. Some of the important factors affecting the amount and composition of these distributions are summarized below.

The Fund has a managed distribution program. The goal of this program is to provide shareholders with relatively consistent and predictable cash flow by systematically converting the Fund’s expected long-term return potential into regular distributions. As a result, regular distributions throughout the year are likely to include a portion of expected long-term gains (both realized and unrealized), along with net investment income.

Important points to understand about the managed distribution program are:

•

The Fund seeks to establish a relatively stable distribution rate that roughly corresponds to the projected total return from its investment strategy over an extended period of time. However, you should not draw any conclusions about the Fund’s past or future investment performance from its current distribution rate.

•

Actual returns will differ from projected long-term returns (and therefore the Fund’s distribution rate), at least over shorter time periods. Over a specific timeframe, the difference between actual returns and total distributions will be reflected in an increasing (returns exceed distributions) or a decreasing (distributions exceed returns) Fund net asset value.

•	Each distribution is expected to be paid from some or all of the following sources:

•	net investment income (regular interest and dividends),

•	realized capital gains, and

•	unrealized gains, or, in certain cases, a return of principal (non-taxable distributions).

•

A non-taxable distribution is a payment of a portion of the Fund’s capital. When the Fund’s returns exceed distributions, it may represent portfolio gains generated, but not realized as a taxable capital gain. In periods when the Fund’s return falls short of distributions, the shortfall will represent a portion of your original principal, unless the shortfall is offset during other time periods over the life of your investment (previous or subsequent) when the Fund’s total return exceeds distributions.

Nuveen Investments

9

•

Because distribution source estimates are updated during the year based on the Fund’s performance and forecast for its current fiscal year, estimates on the nature of your distributions provided at the time distributions are paid may differ from both the tax information reported to you in your Fund’s IRS From 1099 statement provided at year end, as well as the ultimate economic sources of distributions over the life of your investment.

The following table provides estimated information regarding the Fund’s distributions and actual total return performance for the twelve months ended October 31, 2011. This information is intended to help you better understand whether the Fund’s returns for the specified time period were sufficient to meet the Fund’s distributions.

As of 10/31/11	MTP
Inception date	6/29/07
Fiscal year ended October 31, 2011:
Per share distribution:
From net investment income	$0.59
From realized capital gains*	0.00
Return of capital	0.34

Total per share distribution	$0.93

Distribution rate on NAV	5.24%
Average annual total returns:
1- Year on NAV	7.25%
Since inception on NAV	4.95%

*	Note that because the Fund is treated as a regular corporation for U.S. federal income tax purposes, no portion of the Fund’s distributions are eligible for designation as capital gain dividends. Consequently, the tax characterization (i.e. Form 1099 reporting) of the Fund’s distribution will be either ordinary dividend or return of capital.

Share Repurchases and Share Price Information

During the twelve-month reporting period, the Fund’s Board of Directors approved a share repurchase program allowing the Fund to repurchase up to 10% of its outstanding shares. The Fund has not repurchased any of its outstanding shares since the inception of its repurchase program.

As of October 31, 2011, the Fund’s share price was trading at a (-) discount of -7.89%, compared with an average discount of -2.39% for the entire twelve-month period.

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10

MTP

Performance

OVERVIEW

MLP & Strategic Equity Fund Inc.

as of October 31, 2011

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.

1	Current Distribution Rate is based on the Fund’s current annualized quarterly distribution divided by the Fund’s current market price. The Fund’s quarterly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.
2	Holdings are subject to change.
3	Effective February 1, 2011, the Fund began paying distributions to shareholders quarterly, with its first quarterly distribution of $.2370 per share payable May 16, 2011.

Fund Snapshot

Common Share Price	$16.35
Common Share Net Asset Value (NAV)	$17.75
Premium/(Discount) to NAV	-7.89%
Current Distribution Rate [1]	5.80%
Net Assets Applicable to Common Shares ($000)	$262,851

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11

Average Annual Total Return

(Inception 6/29/07)

	On Share Price	On NAV
1- Year	-0.82%	7.25%
Since Inception	2.10%	4.95%

Portfolio Composition

(as a % of total investments) 2

Oil, Gas & Consumable Fuels	97.6%
Gas Utilities	2.2%
Energy Equipment & Services	0.2%

Ten Largest Master Limited

Partnerships & MLP Affiliates

Holdings

(as a % of total investments) 2

Plains All American Pipeline LP	7.0%
ONEOK Partners LP	5.7%
Magellan Midstream Partners LP	5.7%
Enterprise Products Partners LP	5.5%
Kinder Morgan Management LLC	5.0%
Williams Partners LP	5.0%
DCP Midstream Partners LP	4.6%
Western Gas Partners LP	4.2%
El Paso Pipeline Partners LP	4.0%
Spectra Energy Partners LP	3.9%

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12

MTP

Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on May 6, 2011; at this meeting the shareholders were asked to vote on the election of Board Members.

MTP
Common
Shares
Approval of the Board Members was reached as follows:
John P. Amboian
For	12,310,816
Withhold	242,602

Total	12,553,418

Robert P. Bremner
For	12,333,268
Withhold	220,150

Total	12,553,418

Jack B. Evans
For	12,329,550
Withhold	223,868

Total	12,553,418

William C. Hunter
For	12,334,035
Withhold	219,383

Total	12,553,418

David J. Kundert
For	12,306,076
Withhold	247,342

Total	12,553,418

William J. Schneider
For	12,335,618
Withhold	217,800

Total	12,553,418

Judith M. Stockdale
For	12,331,538
Withhold	221,880

Total	12,553,418

Carole E. Stone
For	12,312,559
Withhold	240,859

Total	12,553,418

Virginia L. Stringer
For	12,285,963
Withhold	267,455

Total	12,553,418

Terence J. Toth
For	12,330,803
Withhold	222,615

Total	12,553,418

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13

Report of INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

MLP & Strategic Equity Fund Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MLP & Strategic Equity Fund Inc. (hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended October 31, 2008 and the period ended October 31, 2007 were audited by other independent auditors whose report, dated December 26, 2008, expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Chicago, IL

December 28, 2011

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14

MTP

MLP & Strategic Equity Fund Inc.

Portfolio of INVESTMENTS

October 31, 2011

Shares/ Units	Description (1)	Value
	Master Limited Partnerships & MLP Affiliates – 111.0%

	Energy Equipment & Services – 0.2%

21,916	Exterran Partners LP	$539,134

	Gas Utilities – 2.5%

88,650	AmeriGas Partners LP	3,964,428
53,406	Suburban Propane Partners LP	2,527,172

	Total Gas Utilities	6,491,600

	Oil, Gas & Consumable Fuels – 108.3%

29,550	Alliance Holdings GP LP	1,430,220
79,296	Alliance Resource Partners LP	6,020,945
167,304	Boardwalk Pipeline Partners LP	4,781,548
145,563	Buckeye Partners LP	9,832,781
128,381	Buckeye Partners LP, Class B Shares, (2), (3), (4)	7,888,835
93,061	Crestwood Midstream Partners LP	2,752,744
126,285	Crestwood Midstream Partners LP, Class C Shares, (2), (3), (4)	3,533,216
308,557	DCP Midstream Partners LP	13,557,995
351,800	El Paso Pipeline Partners LP	11,725,494
272,904	Enbridge Energy Management LLC, (3)	8,410,901
189,263	Enbridge Energy Partners LP	5,761,166
265,557	Energy Transfer Equity LP	10,157,555
5,573	Energy Transfer Partners LP	260,371
360,889	Enterprise Products Partners LP	16,178,654
108,790	EV Energy Partners LP	8,097,240
115,964	Genesis Energy LP	3,060,290
105,695	Holly Energy Partners LP	5,941,116
23,835	Inergy LP	684,303
220,855	Kinder Morgan Management LLC, (3)	14,629,465
258,248	Magellan Midstream Partners LP	16,504,630
113,150	MarkWest Energy Partners LP	5,638,265
99,075	Natural Resource Partners LP	2,932,620
90,649	NuStar Energy LP	5,203,253
118,500	NuStar GP Holdings LLC	3,774,225
334,586	ONEOK Partners LP	16,729,300
50,003	Pioneer Southwest Energy Partners LP	1,372,582
308,849	Plains All American Pipeline LP	20,374,767
269,038	Regency Energy Partners LP	6,236,301
368,626	Spectra Energy Partners LP	11,456,896
79,470	Sunoco Logistics Partners LP	7,810,312
316,250	Targa Resources Partners LP	11,353,375
117,774	TC PipeLines LP	5,365,783
52,875	Teekay Offshore Partners LP	1,394,843
83,063	Teekay LNG Partners LP	2,915,511
118,426	TransMontaigne Partners LP	4,195,833

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15

Shares/ Units	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)

346,420	Western Gas Partners LP	$12,193,984
245,822	Williams Partners LP	14,584,619

	Total Oil, Gas & Consumable Fuels	284,741,938

Total Investments (cost $168,630,494) – 111.0%		291,772,672

Other Assets Less Liabilities – (11.0)%		(28,921,235)

Net Assets – 100%		$262,851,437

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, Master Limited Partnership & MLP Affiliate categorized as Level 2. See Notes to Financial Statements, Footnote 1 - General Information and Significant Accounting Policies, Investment Valuation for more information.
(3)	Distributions are paid in-kind.
(4)	Security is restricted and may be resold only in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

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16

Statement of

ASSETS & LIABILITIES

October 31, 2011

Assets
Investments, at value (cost $168,630,494)	$291,772,672
Receivable for distributions	1,348,930
Other assets	2,278

Total assets	293,123,880

Liabilities
Cash overdraft	3,348,433
Payable for state taxes	577,716
Net deferred tax liability	25,795,435
Accrued expenses:
Management fees	276,758
Other	274,101

Total liabilities	30,272,443

Net assets	$262,851,437

Shares outstanding	14,810,750

Net asset value per share outstanding	$17.75

Net assets consist of:
Shares, $.001 par value per share	$14,811
Paid-in surplus	221,198,223
Accumulated net investment (loss), net of tax	(6,901,946)
Accumulated net realized gain (loss), net of tax	(52,550,804)
Net unrealized appreciation (depreciation), net of tax	101,091,153

Net assets	$262,851,437

Authorized shares	100,000,000

See accompanying notes to financial statements.

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Statement of

OPERATIONS

Year Ended October 31, 2011

Investment Income
Distributions from master limited partnerships	$15,115,040
Less: Return of capital on distributions	(15,115,040)
Interest	1,892

Total investment income	1,892

Expenses
Management fees	(2,848,754)
Shareholders’ servicing agent fees and expenses	(7,099)
Custodian’s fees and expenses	(46,124)
Directors’ fees and expenses	(26,371)
Professional fees	(93,625)
Shareholders’ reports — printing and mailing expenses	(81,493)
Investor relations expense	(40,794)
Other expenses	(7,219)

Total expenses before custodian fee credit	(3,151,479)
Custodian fee credit	19

Net expenses	(3,151,460)

Net investment income (loss) before taxes	(3,149,568)

Deferred tax benefit	676,861
Current tax expense	(605,270)

Net investment income (Loss)	(3,077,977)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments before taxes	14,713,908
Deferred tax expense	(4,650,340)

Net realized gain (loss) from investments	10,063,568

Change in net unrealized appreciation (depreciation) of investments before taxes	16,510,736
Deferred tax expense	(5,218,228)

Change in net unrealized appreciation (depreciation) of investments	11,292,508

Net realized and unrealized gain (Loss)	21,356,076

Net increase (decrease) in net assets from operations	$18,278,099

See accompanying notes to financial statements.

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Statement of

Changes in Net Assets

	Year Ended 10/31/11	Year Ended 10/31/10
Operations
Net investment income (loss)	$(3,077,977)	$(2,047,329)
Net realized gain (loss) from investments	10,063,568	3,949,654
Change in net unrealized appreciation (depreciation) of investments	11,292,508	69,084,607

Net increase (decrease) in net assets from operations	18,278,099	70,986,932

Distributions to Shareholders
From net investment income	(8,719,354)	—
Return of capital	(5,053,525)	(12,405,256)

Decrease in net assets from distributions to shareholders	(13,772,879)	(12,405,256)

Fund Share Transactions
Proceeds from shares issued to shareholders due to reinvestment of distributions	188,523	1,292,066

Net increase (decrease) in net assets from Fund share transactions	188,523	1,292,066

Net increase (decrease) in net assets	4,693,743	59,873,742
Net assets at the beginning of period	258,157,694	198,283,952

Net assets at the end of period	$262,851,437	$258,157,694

Accumulated net investment (loss), net of tax at end of period	$(6,901,946)	$(10,090,869)

See accompanying notes to financial statements.

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Intentionally Left Blank

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20

Financial

HIGHLIGHTS

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
			Net
	Beginning	Net	Realized/						Ending
	Net	Investment	Unrealized		Net	Return			Net	Ending
	Asset	Income	Gain		Investment	of		Offering	Asset	Market
	Value	(Loss)(a)	(Loss)	Total	Income	Capital	Total	Costs	Value	Value
Year Ended 10/31:
2011	$17.44	$(.21)	$1.45	$1.24	$(.59)	$(.34)	$(.93)	$—	$17.75	$16.35
2010	13.47	(.14)	4.95	4.81	—	(.84)	(.84)	—	17.44	17.41
2009	11.70	(.15)	2.82	2.67	—	(.90)	(0.90)	—	13.47	14.42
2008	18.06	(.09)	(5.07)	(5.16)	—	(1.20)	(1.20)	—	11.70	13.00
2007(e)	19.10	.04	(.74)	(.70)	(.03)	(.27)	(0.30)	(.04)	18.06	16.24

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21

			Ratios/Supplemental Data
				Ratios to Average
				Net Assets Before
				Income Taxes/		Ratios to Average
	Total Returns			Tax Benefit (Expense)(c)		Net Assets(c)(d)
		Based on	Ending		Net		Net	Current and
	Based on	Net	Net		Investment		Investment	Deferred Tax	Portfolio
	Market	Asset	Assets		Income		Income	Benefit	Turnover
	Value(b)	Value(b)	(000)	Expenses	(Loss)	Expenses	(Loss)	(Expense)	Rate
Year Ended 10/31:
2011	(.82)%	7.25%	$262,851	(1.20)%	(1.20)%	(4.93)%	(1.17)%	(3.73)%	37%
2010	26.91	36.28	258,158	(1.31)	(1.31)	(8.36)	(.86)	(7.05)	16
2009	20.47	25.04	198,284	(1.35)	(1.32)	(1.35)	(1.32)	—	38
2008	(12.82)	(29.45)	170,399	(1.33)	(.62)	(1.33)	(.62)	—	5
2007(e)	(17.37)	(3.77)	262,603	(1.35)*	.62 *	(1.35)*	.62 *	—	—

(a)	Per share Net Investment (Loss) is calculated using the average daily shares method.
(b)	For the fiscal years ended subsequent to October 31, 2009, Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

For the fiscal years ended subsequent to October 31, 2009, Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

For the period June 29, 2007, (commencement of operations) through October 31, 2009, Total Returns Based on Market Value and Net Asset Value reflect the performance of the Fund based on a calculation approved by Fund management of IQ Advisors. Total returns based on the calculations described above may have produced substantially different results. Total returns are not annualized.

(c)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(d)	Expenses ratios include current and deferred tax benefit (expense) allocated to net investment income (loss) and deferred tax expense allocated to realized and unrealized gain (loss). Net Investment Income (Loss) ratios exclude deferred tax expense allocated to realized and unrealized gain (loss).
(e)	For the period June 29, 2007 (commencement of operations) through October 31, 2007.
*	Annualized.

See accompanying notes to financial statements.

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Notes to

FINANCIAL STATEMENTS

1. General Information and Significant Accounting Policies

General Information

MLP & Strategic Equity Fund Inc. (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “MTP.” After the close of business on October 6, 2010, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), assumed the role of investment adviser for the Fund from IQ Investment Advisers LLC (“IQ Advisors”) following a vote by Fund shareholders on September 30, 2010. The transition from IQ Advisors to the Advisor did not result in any change to the Fund’s investment objective or principal investment strategies.

Effective January 1, 2011, the Fund’s adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”).

The Fund’s investment objective is to provide a high level of after-tax total return. The Fund pursues its investment objective by investing substantially all of its net assets in publicly traded master limited partnerships (“MLPs”) operating in the energy infrastructure sector of the market.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities, such as MLPs, are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price. Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Directors or its designee.

Refer to Footnote 2 — Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

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23

Master Limited Partnerships

The Fund may purchase both domestic and international MLPs. The Fund’s investment in MLPs may include ownership of MLP common units and MLP subordinated units. The Fund also may purchase MLP I-Shares (together with the MLPs, the “MLP Entities”). MLP I-Shares are pay-in-kind securities created as a means to facilitate institutional ownership of MLPs by simplifying the tax and administrative implications of the MLP structure. Generally, when an MLP pays its quarterly cash distribution to unitholders, holders of I-Shares do not receive a cash distribution; rather, they receive a dividend of additional I-Shares from the MLP of comparable value to the cash distribution paid to each unitholder. The Fund may purchase interests in MLP Entities on an exchange or may utilize non-public market transactions to obtain its holdings, including but not limited to privately negotiated purchases of securities from the issuers themselves, broker-dealers, or other qualified institutional buyers.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date, or for foreign securities, when information is available. Interest income is recognized on the accrual basis.

The Fund records the character of distributions received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude. Distributions, recognized as “Distributions from master limited partnerships” on the Statement of Operations, are offset by amounts characterized as return of capital from the MLP entities. For the fiscal year ended October 31, 2011, the Fund estimated and characterized 100% of its distributions from MLPs as return of capital. No adjustments were made to the Fund’s prior year return of capital estimate based on the 2010 tax reporting information received by the Fund subsequent to the end of the fiscal period.

Income Taxes

The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund is generally subject to U.S. federal income tax on its taxable income at statutory rates applicable to corporations (currently at a maximum rate of 35%). The estimated effective state income tax rate is (1.12)%. The Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax.

The Fund’s income tax provision consists of the following as of October 31, 2011, the Fund’s tax year end:

Current tax expense (benefit):
Federal	$795
State	604,475

Total current tax expense (benefit)	$605,270

Deferred tax expense (benefit):
Federal	$9,580,165
State	(388,458)

Total deferred tax expense (benefit)	$9,191,707

The reconciliation between the federal statutory income tax rate of 35% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) follows:

Description	Amount	Rate
Application of statutory income tax rate	$9,826,277	35.00%
State income taxes net of federal benefit	(314,111)	(1.12)
Effect of permanent differences	10,201	.04
Effect of valuation allowance	318,562	1.13
Effect of other items	(43,952)	(.16)

Total income tax expense (benefit)	$9,796,977	34.89%

The Fund invests its assets primarily in MLPs, which generally are treated as partnerships for Federal income tax purposes. As a limited partner in the MLPs, the Fund includes its allocable share of the MLPs’ taxable income in computing its own taxable income. The Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are

Nuveen Investments

24

Notes to

FINANCIAL STATEMENTS (continued)

principally: (i) taxes on unrealized gains/(losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based on the evaluation criterion provided by ASC 740, Income Taxes (“ASC 740”) that it is more-likely-than-not that some portion or all of the deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance: the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating and capital loss carryforwards may expire unused.

Components of the Fund’s deferred tax assets and liabilities as of October 31, 2011, the Fund’s tax year end, are as follows:

Deferred
Benefit
Description	(Liability)
Deferred tax assets:
Net operating loss carryforward (tax basis)	$10,020,124
Capital loss carryforward (tax basis)	16,969,501

$26,989,625

Deferred tax liabilities:
Accumulated net unrealized gain on investments (tax basis)	$(51,581,225)

Net deferred taxes before valuation allowance	$(51,581,225)

Less: valuation allowance	(1,203,835)

Net deferred tax assets (liabilities)	$(25,795,435)

Changes in the valuation allowance were as follows:

Balance, October 31, 2010	$885,273
Provision to return	(42,361)
Change in state tax deferred rate	360,923

Balance, October 31, 2011	$1,203,835

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$153,903,487

Gross unrealized:
Appreciation	$137,881,699
Depreciation	(12,514)

Net unrealized appreciation (depreciation) of investments	$137,869,185

Nuveen Investments

25

As of the tax year ended October 31, 2011, the Fund had a net operating loss carryforward of $25,094,589 of which $8,390,692 expires in 2028, $13,309,618 expires in 2029, $1,440,597 expires in 2030 and $1,953,682 expires in 2031.

As of the tax year ended October 31, 2011, the Fund had a net capital loss carryforward of $45,327,694 of which $21,869,195 expires in 2013, $23,422,123 expires in 2014 and $36,376 expires in 2015.

The net operating loss and capital loss expiration dates detailed above will be affected by the Fund’s change to a November 30 tax year end, effective November 30, 2011. The change in tax year will result in the dates of expiry being accelerated by approximately one year.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

During the period November 1, 2010 through January 31, 2011, distributions were declared and paid by the Fund on a monthly basis. Effective February 1, 2011, the Fund makes quarterly cash distributions of a stated dollar amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level designed to deliver the long-term return potential of the Fund’s investment strategy through regular quarterly distributions (a “Managed Distribution Program”). Total distributions during the fiscal year generally will be made from the Fund’s net investment income, net realized capital gains and net unrealized capital gains in the Fund’s portfolio, if any. The portion of distributions paid attributed to net unrealized gains, if any, is distributed from the Fund’s assets and is treated by shareholders as a non-taxable distribution (“Return of Capital”) for tax purposes. In the event that total distributions during the fiscal year exceed the Fund’s total return on net asset value, the difference will reduce net asset value per share. If the Fund’s total return on net asset value exceeds total distributions during the fiscal year, the excess will be reflected as an increase in net asset value per share. The final determination of the source and character of all distributions for the fiscal year are made after the end of the fiscal year and are reflected in the financial statements contained in the annual report as of October 31 each year.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not invest in any such investments during the fiscal year ended October 31, 2011.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

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Notes to

FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of October 31, 2011:

	Level 1	Level 2	Level 3	Total
Investments:
Master Limited Partnerships & MLP Affiliates*	$280,350,621	$11,422,051	$—	$291,772,672

*	Refer to the Fund’s Portfolio of Investments for industry breakdown of Master Limited Partnerships & MLP Affiliates classified as Level 2.

During the fiscal year ended October 31, 2011, the Fund recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the fiscal year ended October 31, 2011.

4. Fund Shares

During the fiscal year ended October 31, 2011, the Fund’s Board of Directors approved a share repurchase program allowing the Fund to repurchase up to 10% of its outstanding shares. The Fund has not repurchased any of its outstanding shares since the inception of its share repurchase program.

Transactions in shares were as follows:

	Year Ended 10/31/11	Year Ended 10/31/10
Shares issued to shareholders due to reinvestment of distributions	10,620	82,529

5. Investments Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended October 31, 2011, aggregated $109,023,566 and $106,405,272, respectively.

6. Management Fees and Other Transactions with Affiliates

The Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets *	Fund-Level Fee Rate
For the first $500 million	.9200%
For the next $500 million	.8950
For the next $500 million	.8700
For the next $500 million	.8450
For managed assets over $2 billion	.8200

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The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level *	Effective Rate at Breakpoint Level
$ 55 billion	.2000%
$ 56 billion	.1996
$ 57 billion	.1989
$ 60 billion	.1961
$ 63 billion	.1931
$ 66 billion	.1900
$ 71 billion	.1851
$ 76 billion	.1806
$ 80 billion	.1773
$ 91 billion	.1691
$ 125 billion	.1599
$ 200 billion	.1505
$ 250 billion	.1469
$ 300 billion	.1445

*	For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of October 31, 2011, the complex-level fee rate for the Fund was .1759%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into an investment sub-advisory agreement with Fiduciary Asset Management, LLC (“FAMCO”). FAMCO is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

7. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

8. Subsequent Events

Effective November 1, 2011, the Fund’s fiscal and tax year ends changed from October 31 to November 30. As a result, the Fund will prepare an annual report for the one-month period ended November 30, 2011. This change in fiscal year end did not affect the objective, investment strategy or portfolio management of the Fund.

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Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members:

¡ ROBERT P. BREMNER (2)

8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	241

¡ JACK B. EVANS

10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	241

¡ WILLIAM C. HUNTER

3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	241

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Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

¡ DAVID J. KUNDERT (2)

10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	241

¡ WILLIAM J. SCHNEIDER (2)

9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	241

¡ JUDITH M. STOCKDALE

12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	241

¡ CAROLE E. STONE (2)

6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	241

¡ VIRGINIA L. STRINGER

8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	241

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Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member
Independent Board Members (continued):

¡ TERENCE J. TOTH (2)

9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	241
Interested Board Member:

¡ JOHN P. AMBOIAN (3)

6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	241

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds:

¡ GIFFORD R. ZIMMERMAN

9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	241

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Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

¡ WILLIAM ADAMS IV

6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	133

¡ CEDRIC H. ANTOSIEWICZ

1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	133

¡ MARGO L. COOK

4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	241

¡ LORNA C. FERGUSON

10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	241

¡ STEPHEN D. FOY

5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC; (since 2010) Certified Public Accountant.	241

¡ SCOTT S. GRACE

8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	241

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Board Members & Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

¡ WALTER M. KELLY

2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	241

¡ TINA M. LAZAR

8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	241

¡ LARRY W. MARTIN

7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management, LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	241

¡ KEVIN J. MCCARTHY

3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	241

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Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Officers of the Funds (continued):

¡ KATHLEEN L. PRUDHOMME

3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	241

(1)	Board Members serve three year terms. The Board of Trustees is divided into three classes. Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

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Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

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Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your financial advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

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Glossary of Terms

Used in this Report

•

Alerian MLP Index: A composite of the 50 most prominent energy Master Limited Partnerships. The index, which is calculated using a float-adjusted, capitalization-weighted methodology, is disseminated real-time on a price-return basis, and the corresponding total-return index is disseminated daily. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

•

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

•	Current Distribution Rate: An investment’s current annualized distribution divided by its current market price.

•	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

•

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

•

S&P 500 Index: An unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

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Notes

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Other Useful Information

Board of Directors

John P. Amboian

Robert P. Bremner

Jack B. Evans

William C. Hunter

David J. Kundert

William J. Schneider

Judith M. Stockdale

Carole E. Stone

Virginia L. Stringer

Terence J. Toth

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and

Shareholder Services

State Street Bank & Trust Company

Nuveen Funds

P.O. Box 43071

Providence, RI 02940-3071

(800) 257-8787

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Pricewaterhouse/Coopers LLP

Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund repurchased shares of its common stock as shown in the accompanying table.

Common Shares Repurchased
MTP	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments

39

Nuveen Investments makes it easy, with the ultimate online resource.

At nuveen.com/understand, you have access to comprehensive educational tools, video libraries and daily pricing for Nuveen’s more than 130* closed-end funds–so you can stay up to date on the latest income-investing news and information.

All the tools and resources you need on closed-end funds are just a click away. www.nuveen.com/understand

*	There are risks inherent in any investment, including market risk, interest rate risk, credit risk, and the possible loss of principal. There can be no assurance that fund objectives will be achieved and income is not guaranteed. Closed-end funds frequently trade at a discount to their net asset value. Diversification does not ensure against loss.
*	As of 5/31/11

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by

Nuveen Securities, LLC

333 West Wacker Drive

Chicago, IL 60606

www.nuveen.com/performance

EAN-F-1011D

PART C

OTHER INFORMATION

Item 15.  Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust provides as follows: Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof. No indemnification shall be provided hereunder to a Covered Person: (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct: (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (ii) by written opinion of independent legal counsel. The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law. Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either: (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. As used in this Section 4, the words “claim,” “action,”

“suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $70,000,000 (with a $2,500,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 80% of any operational failure claims and the Fund would be liable for 20% of any such claims) and $1,000,000 for all other claims) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (the “1933 Act”) may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits.

Exhibit Number	Description
1	Declaration of Trust of Registrant dated September 27, 2010. (1)

2	By-laws of Registrant, Amended and Restated as of November 18, 2009 (and adopted with respect to the Fund by the initial Trustee on September 27, 2010). (1)

3	Not applicable.

4	Form of Agreement and Plan of Reorganization is filed herewith as Appendix A to Part A of this Registration Statement.

5	Specimen Certificate of Shares of the Registrant. (4)

6(a)	Investment Management Agreement dated January 20, 2011. (3)

6(b)	Investment Sub-Advisory Agreement dated January 20, 2011. (3)

7	Not applicable.

Exhibit Number	Description
8	Not applicable.

9(a)	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated February 25, 2005. (2)

9(b)	Appendix A to Custodian Agreement, dated January 20, 2011. (3)

10	Not applicable.

11	Opinion and Consent of Counsel. (4)

12	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Joint Proxy Statement/Prospectus. (4)

13	Not applicable.

14	Consent of Independent Auditor is filed herewith.

15	Not applicable.

16	Powers of Attorney are filed herewith.

17	Form of Proxy Cards. (4)

(1)	Filed on October 6, 2010 with Registrant’s Registration Statement on Form N-2 (File No. 333-169775) and incorporated by reference herein.
(2)	Filed on January 26, 2011 with Registrant’s Pre-Effective Amendment No. 1 to its Registration Statement on Form N-2 (File No. 333-169775) and incorporated by reference herein.
(3)	Filed on February 23, 2011 with Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement on Form N-2 (File No. 333-169775) and incorporated by reference herein.
(4)	To be filed by amendment.

Item 17.  Undertakings.

(1)        The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)        The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Chicago, the State of Illinois, on the 2nd day of April, 2012.

NUVEEN ENERGY MLP TOTAL RETURN FUND

By:	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity		Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)		April 2, 2012

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)		April 2, 2012

/s/ Robert P. Bremner	Chairman of the Board and Trustee	)
Robert P. Bremner*		)
)
/s/ John P. Amboian John P. Amboian*	Trustee	) )
)
/s/ Jack B. Evans Jack B. Evans*	Trustee	) )
)
/s/ William C. Hunter William C. Hunter*	Trustee	) )	By: /s/ Mark L. Winget Mark L. Winget Attorney-in-Fact
)
/s/ David J. Kundert David J. Kundert*	Trustee	) )
)
/s/ William J. Schneider William J. Schneider*	Trustee	) )
)
/s/ Judith M. Stockdale Judith M. Stockdale*	Trustee	) )
)
/s/ Carole E. Stone Carole E. Stone*	Trustee	) )
)
/s/ Virginia L. Stringer Virginia L. Stringer*	Trustee	) )

Signature	Capacity		Date
)
/s/ Terence J. Toth Terence J. Toth*	Trustee	) )

*	An original power of attorney authorizing, among others, Mark L. Winget, Kevin J. McCarthy and Gifford R. Zimmerman, to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is incorporated by reference.

EXHIBIT INDEX

Exhibit Number	Description
14	Consent of Independent Auditor

16	Powers of Attorney